Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information Line Items
Entity Registrant Name	WESTERN GAS PARTNERS LP
Entity Central Index Key	0001414475
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenues
Total revenues	$ 823,265	[1]	$ 663,274	[1]	$ 619,764	[1]
Operating expenses
Cost of product	327,371	[1],[2]	246,476	[1],[2]	238,874	[1],[2]
Operation and maintenance	119,104	[1],[2]	103,887	[1],[2]	106,590	[1],[2]
General and administrative	39,114	[1],[2]	29,640	[1],[2]	33,171	[1],[2]
Property and other taxes	16,579	[1]	14,273	[1]	14,173	[1]
Depreciation, amortization and impairments	111,904	[1]	91,010	[1]	90,692	[1]
Total operating expenses	614,072	[1]	485,286	[1]	483,500	[1]
Operating income	209,193	[1]	177,988	[1]	136,264	[1]
Interest income - affiliates	28,560	[1],[3]	20,243	[1],[3]	20,717	[1],[3]
Interest expense	(30,345)	[1],[4]	(18,794)	[1],[4]	(9,955)	[1],[4]
Other income (expense), net	(44)	[1]	(538)	[1]	1,628	[1]
Income before income taxes	207,364	[1]	178,899	[1]	148,654	[1]
Income tax expense	19,018	[1]	21,702	[1]	22,159	[1]
Net income (loss)	188,346	[1]	157,197	[1]	126,495	[1]
Net income attributable to noncontrolling interests	14,103	[1]	11,005	[1]	10,260	[1]
Net income attributable to Western Gas Partners, LP	174,243	[1]	146,192	[1]	116,235	[1]
Limited partners' interest in net income:
Pre-acquisition net (income) loss allocated to Parent	(34,084)	[1]	(32,061)	[1]	(44,827)	[1]
General partner interest in net (income) loss	(8,599)	[1],[5]	(3,067)	[1],[5]	(1,428)	[1],[5]
Limited partners' interest in net income	131,560	[1],[5]	111,064	[1],[5]	69,980	[1],[5]
Common [Member]
Limited partners' interest in net income:
Limited partners' interest in net income	110,542		68,410		37,035
Subordinated [Member]
Limited partners' interest in net income:
Limited partners' interest in net income	21,018		42,654		32,945
Affiliates
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	217,852	[1]	192,286	[1]	181,477	[1]
Natural gas, natural gas liquids and condensate sales	417,547	[1]	369,903	[1]	330,855	[1]
Equity income and Other, net	13,598	[1]	9,439	[1]	9,518	[1]
Total revenues	648,997	[1],[6]	571,628	[1],[6]	521,850	[1],[6]
Operating expenses
Cost of product	83,722	[6]	95,667	[6]	94,999	[6]
Operation and maintenance	51,339	[7]	46,379	[7]	41,444	[7]
General and administrative	31,855	[8]	23,807	[8]	27,408	[8]
Total operating expenses	166,916		165,853		163,851
Interest expense	(4,935)	[9]	(6,924)	[9]	(9,096)	[9]
Third Parties
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	83,477	[1]	60,987	[1]	64,989	[1]
Natural gas, natural gas liquids and condensate sales	84,836	[1]	26,134	[1]	30,790	[1]
Equity income and Other, net	5,955	[1]	4,525	[1]	2,135	[1]
Total revenues	174,268	[1]	91,646	[1]	97,914	[1]
Operating expenses
Interest expense	$ (25,410)		$ (11,870)		$ (859)
Limited Partners Member | Common [Member]
Limited partners' interest in net income:
Net income per unit - basic and diluted	$ 1.64	[1]	$ 1.66	[1]	$ 1.25	[1]
Limited Partners Member | Subordinated [Member]
Limited partners' interest in net income:
Net income per unit - basic and diluted	$ 1.28	[1],[10]	$ 1.61	[1],[10]	$ 1.24	[1],[10]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Cost of product includes product purchases from Anadarko (as defined in Note 1) of $83.7 million, $95.7 million and $95.0 million for the years ended December 31, 2011, 2010 and 2009, respectively. Operation and maintenance includes charges from Anadarko of $51.3 million, $46.4 million and $41.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. General and administrative includes charges from Anadarko of $31.9 million, $23.8 million and $27.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. See Note 5.
[3]	Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the Partnership assets prior to their acquisition were entirely settled through an adjustment to parent net equity.
[4]	Includes affiliate (as defined in Note 1) interest expense of $4.9 million, $6.9 million and $9.1 million for years ended December 31, 2011, 2010 and 2009, respectively. See Note 10.
[5]	Represents net income for periods including and subsequent to the acquisition of the Partnership assets (as defined in Note 1). See also Note 4.
[6]	Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.
[7]	Represents expenses incurred under the services and secondment agreement, as applicable.
[8]	Represents general and administrative expense incurred under the omnibus agreement, as applicable.
[9]	Represents interest expense recognized on the note payable to Anadarko.
[10]	All subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011. See Note 4.

Consolidated Statements of Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Cost of product	$ 327,371	[1],[2]	$ 246,476	[1],[2]	$ 238,874	[1],[2]
Operation and maintenance	119,104	[1],[2]	103,887	[1],[2]	106,590	[1],[2]
General and administrative	39,114	[1],[2]	29,640	[1],[2]	33,171	[1],[2]
Interest expense	30,345	[1],[3]	18,794	[1],[3]	9,955	[1],[3]
Subordinated Units End Date	8/15/2011
Affiliates Anadarko
Cost of product	83,722	[4]	95,667	[4]	94,999	[4]
Operation and maintenance	51,339	[5]	46,379	[5]	41,444	[5]
General and administrative	31,855	[6]	23,807	[6]	27,408	[6]
Interest expense	$ 4,935	[7]	$ 6,924	[7]	$ 9,096	[7]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Cost of product includes product purchases from Anadarko (as defined in Note 1) of $83.7 million, $95.7 million and $95.0 million for the years ended December 31, 2011, 2010 and 2009, respectively. Operation and maintenance includes charges from Anadarko of $51.3 million, $46.4 million and $41.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. General and administrative includes charges from Anadarko of $31.9 million, $23.8 million and $27.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. See Note 5.
[3]	Includes affiliate (as defined in Note 1) interest expense of $4.9 million, $6.9 million and $9.1 million for years ended December 31, 2011, 2010 and 2009, respectively. See Note 10.
[4]	Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.
[5]	Represents expenses incurred under the services and secondment agreement, as applicable.
[6]	Represents general and administrative expense incurred under the omnibus agreement, as applicable.
[7]	Represents interest expense recognized on the note payable to Anadarko.

Consolidated Balance Sheet (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 226,559	[1],[2]	$ 27,074	[1],[2]
Accounts receivable, net	22,703	[2],[3]	11,607	[2],[3]
Other current assets	7,186	[2],[4]	5,944	[2],[4]
Total current assets	256,448	[2]	44,625	[2]
Note receivable - Anadarko	260,000	[2]	260,000	[2]
Plant, property and equipment
Cost	2,638,013	[2]	2,239,808	[2]
Less accumulated depreciation	585,789	[2]	486,046	[2]
Net property, plant and equipment	2,052,224	[2]	1,753,762	[2]
Goodwill and other intangible assets	134,994	[2]	82,136	[2]
Equity investments	109,817	[2]	114,462	[2]
Other assets	24,143	[2]	8,109	[2]
Other long-term assets	268,954		204,707
Total assets	2,837,626	[2]	2,263,094	[2]
Current liabilities
Accounts and natural gas imbalance payables	26,600	[2],[5]	17,058	[2],[5]
Accrued ad valorem taxes	8,186	[2]	6,262	[2]
Income taxes payable	495	[2]	160	[2]
Accrued liabilities	41,315	[2],[6]	28,240	[2],[6]
Total current liabilities	76,596	[2]	51,720	[2]
Long-term debt Note payable - Anadarko	669,178	[7]	474,000	[7]
Deferred income taxes	107,377	[2]	126,846	[2]
Asset retirement obligations and other	67,169	[2]	48,499	[2]
Total long-term liabilities	843,724	[2]	649,345	[2]
Total liabilities	920,320	[2]	701,065	[2]
Equity and partners' capital
General partner units (1,839,613 and 1,583,128 units issued and outstanding at December 31, 2011 and 2010, respectively)	31,729	[2]	21,505	[2]
Parent net investment	269,600	[2]	356,961	[2]
Total partners' capital	1,796,582	[2]	1,471,567	[2]
Noncontrolling interests	120,724	[2]	90,462	[2]
Total equity and partners' capital	1,917,306	[2],[8]	1,562,029	[2],[8]
Total liabilities, equity and partners' capital	2,837,626	[2]	2,263,094	[2]
Common [Member]
Equity and partners' capital
Common units (90,140,999 and 51,036,968 units issued and outstanding at December 31, 2011 and 2010, respectively) Subordinated units (zero and 26,536,306 units issued and outstanding at December 31, 2011 and 2010, respectively)	1,495,253	[2]	810,717	[2]
Subordinated [Member]
Equity and partners' capital
Common units (90,140,999 and 51,036,968 units issued and outstanding at December 31, 2011 and 2010, respectively) Subordinated units (zero and 26,536,306 units issued and outstanding at December 31, 2011 and 2010, respectively)			282,384	[2],[9]
Third Parties [Member]
Current liabilities
Long-term debt Note payable - Anadarko	494,178	[2]	299,000	[2]
Affiliates Anadarko
Current assets
Accounts receivable, net			1,800
Other current assets	500
Current liabilities
Accounts and natural gas imbalance payables	5,900		1,500
Accrued liabilities	300		600
Long-term debt Note payable - Anadarko	$ 175,000	[2]	$ 175,000	[2]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[3]	Accounts receivable, net includes amounts receivable from affiliates (as defined in Note 1) of zero and $1.8 million as of December 31, 2011 and 2010, respectively.
[4]	Other current assets includes natural gas imbalance receivables from affiliates of $0.5 million and zero as of December 31, 2011 and 2010, respectively.
[5]	Accounts and natural gas imbalance payables includes amounts payable to affiliates of $5.9 million and $1.5 million as of December 31, 2011 and 2010, respectively.
[6]	Accrued liabilities include amounts payable to affiliates of $0.3 million and $0.6 million as of December 31, 2011 and 2010, respectively.
[7]	The Partnership’s consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.
[8]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, 2009, and 2008, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[9]	All subordinated units were converted to common units on a one-for-one basis on August 15, 2011. See Note 4.

Consolidated Balance Sheet (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
General partner units outstanding	1,839,613		1,583,128
Accounts receivable, net	$ 22,703	[1],[2]	$ 11,607	[1],[2]
Other current assets	7,186	[2],[3]	5,944	[2],[3]
Accounts and natural gas imbalance payables	26,600	[2],[4]	17,058	[2],[4]
Accrued liabilities	41,315	[2],[5]	28,240	[2],[5]
Subordinated Units End Date	8/15/2011
Affiliates
Accounts receivable, net			1,800
Other current assets	500
Accounts and natural gas imbalance payables	5,900		1,500
Accrued liabilities	$ 300		$ 600
Common [Member]
Units outstanding	90,140,999		51,036,968
Subordinated [Member]
Units outstanding			26,536,306

[1]	Accounts receivable, net includes amounts receivable from affiliates (as defined in Note 1) of zero and $1.8 million as of December 31, 2011 and 2010, respectively.
[2]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[3]	Other current assets includes natural gas imbalance receivables from affiliates of $0.5 million and zero as of December 31, 2011 and 2010, respectively.
[4]	Accounts and natural gas imbalance payables includes amounts payable to affiliates of $5.9 million and $1.5 million as of December 31, 2011 and 2010, respectively.
[5]	Accrued liabilities include amounts payable to affiliates of $0.3 million and $0.6 million as of December 31, 2011 and 2010, respectively.

Consolidated Statement of Equity and Partners' Capital (USD $) In Thousands		Total		Parent Net Investment	Common Units	Subordinated Units	General Partner Units	Noncontrolling Interests
Balance at Dec. 31, 2008	[1]	$ 1,554,790		$ 833,819	$ 368,050	$ 275,917	$ 10,988	$ 66,016
Net income		126,495	[2]	44,827	37,035	32,945	1,428	10,260
Issuance of common and general partner units, net of offering expenses		122,539			120,080		2,459
Contributions from noncontrolling interest owners		40,262		20,544				19,718
Distributions to noncontrolling interest owners		(7,998)		(2,926)				(5,072)
Distributions to unitholders		(70,066)			(36,025)	(32,640)	(1,401)
Acquisition from affiliates		(101,451)		(112,744)	11,068		225
Net pre-acquisition contributions from (distributions to) Parent		(36,505)		(36,505)
Non-cash equity-based compensation and other		(248)		2,354	(2,978)	349	27
Balance at Dec. 31, 2009	[1]	1,627,818		749,369	497,230	276,571	13,726	90,922
Net income		157,197	[2]	32,061	68,410	42,654	3,067	11,005
Issuance of common and general partner units, net of offering expenses		345,803			338,483		7,320
Contributions from noncontrolling interest owners		2,053						2,053
Distributions to noncontrolling interest owners		(13,222)						(13,222)
Distributions to unitholders		(94,194)			(55,108)	(36,885)	(2,201)
Acquisition from affiliates		(734,780)		(684,487)	(49,662)		(631)
Net pre-acquisition contributions from (distributions to) Parent		44,335		44,335
Contribution of other assets from Parent		10,715			10,500		215
Elimination of net deferred tax liabilities		214,464	[2]	214,464
Non-cash equity-based compensation and other		1,840		1,219	864	44	9	(296)
Balance at Dec. 31, 2010	[1]	1,562,029	[3]	356,961	810,717	282,384	21,505	90,462
Net income		188,346	[2]	34,084	110,542	21,018	8,599	14,103
Conversion of subordinated units to common units	[4]				272,222	(272,222)
Issuance of common and general partner units, net of offering expenses		335,317			328,345		6,972
Contributions from noncontrolling interest owners		33,637						33,637
Distributions to noncontrolling interest owners		(17,478)						(17,478)
Distributions to unitholders		(140,118)			(102,091)	(31,180)	(6,847)
Acquisition from affiliates		(25,000)		(92,666)	66,313		1,353
Contributions of Equity Based Compensation From Parent		9,666			9,472		194
Net pre-acquisition contributions from (distributions to) Parent		(50,851)		(50,851)
Elimination of net deferred tax liabilities		22,072	[2]	22,072
Non-cash equity-based compensation and other		(314)			(267)		(47)
Balance at Dec. 31, 2011	[1]	$ 1,917,306	[3]	$ 269,600	$ 1,495,253		$ 31,729	$ 120,724

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, 2009, and 2008, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[3]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[4]	All subordinated units were converted to common units on a one-for-one basis on August 15, 2011. See Note 4.

Consolidated Statement of Equity and Partners' Capital (Parenthetical)	Dec. 31, 2011
Statement Of Partners Capital Abstract
Subordinated Units End Date	8/15/2011

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Cash flows from operating activities
Net income	$ 188,346	[1]	$ 157,197	[1]	$ 126,495	[1]
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	111,904	[1]	91,010	[1]	90,692	[1]
Deferred income taxes	2,604	[1]	9,588	[1]	50	[1]
Changes in assets and liabilities:
(Increase) decrease in accounts receivable, net	(881)	[1]	424	[1]	2,669	[1]
Increase (decrease) in accounts and natural gas imbalance payables and accrued liabilities, net	23,092	[1]	2,734	[1]	(14,267)	[1]
Change in other items, net	2,106	[1]	2,796	[1]	7,126	[1]
Change in other items, net	26,921		15,542		(4,422)
Net cash provided by operating activities	327,171	[1]	263,749	[1]	212,765	[1]
Cash flows from investing activities
Capital expenditures	(142,946)	[1]	(138,000)	[1]	(121,295)	[1]
Investments in equity affiliates	(93)	[1]	(310)	[1]	(382)	[1]
Net cash used in investing activities	(472,951)	[1]	(885,507)	[1]	(223,128)	[1]
Cash flows from financing activities
Borrowings, net of debt issuance costs	1,055,939	[1]	660,000	[1]	101,451	[1]
Repayments of debt	(869,000)	[1]	(361,000)	[1]	(101,451)	[1]
Revolving credit facility issuance costs			(12)	[1]	(4,263)	[1]
Proceeds from issuance of common and general partner units, net of offering expenses	335,317	[1]	345,803	[1]	122,539	[1]
Distributions to unitholders	(140,118)	[1]	(94,194)	[1]	(70,066)	[1]
Contributions from noncontrolling interest owners	33,637	[1]	2,053	[1]	40,262	[1]
Distributions to noncontrolling interest owners	(17,478)	[1]	(13,222)	[1]	(7,998)	[1]
Net contributions from Parent			39,420	[1]
Net (distributions to) Parent	(53,032)	[1]			(36,201)	[1]
Net cash provided by financing activities	345,265	[1]	578,848	[1]	44,273	[1]
Net increase (decrease) in cash and cash equivalents	199,485	[1]	(42,910)	[1]	33,910	[1]
Cash and cash equivalents at beginning of period	27,074	[1],[2]	69,984	[1]	36,074	[1]
Cash and cash equivalents at end of period	226,559	[1],[2]	27,074	[1],[2]	69,984	[1]
Supplemental disclosures
Elimination of net deferred tax liabilities	22,072	[1]	214,464	[1]
Contribution of assets from Parent			7,827	[1]
Contribution of assets (to) Parent	(29)	[1]
Increase (decrease) in accrued capital expenditures	5,402	[1]	5,218	[1]	13,390	[1]
Interest paid	25,828	[1]	16,497	[1]	9,372	[1]
Interest received	16,900	[1]	16,900	[1]	16,900	[1]
Taxes paid	190	[1]	507	[1]
Affiliated Entity Member
Cash flows from investing activities
Acquisitions from affiliates Acquisitions from third parties	(28,837)	[1]	(734,780)	[1]	(101,451)	[1]
Proceeds from sale of assets	382	[1]	2,805	[1]
Third Parties [Member]
Cash flows from investing activities
Acquisitions from affiliates Acquisitions from third parties	(301,957)	[1]	(18,047)	[1]
Proceeds from sale of assets	$ 500	[1]	$ 2,825	[1]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

General. Western Gas Partners, LP (the “Partnership”), a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation in 2007 to own, operate, acquire and develop midstream energy assets, closed its initial public offering to become publicly traded in 2008. Including the effect of the acquisition of Mountain Gas Resources, LLC (“MGR”), the Partnership's assets include thirteen gathering systems, seven natural gas treating facilities, ten natural gas processing facilities, two NGL pipelines, one interstate gas pipeline, one intrastate gas pipeline, and interests in Fort Union Gas Gathering, LLC (“Fort Union”), White Cliffs Pipeline, LLC (“White Cliffs”) and Rendezvous Gas Services, LLC (“Rendezvous”), which are accounted for under the equity method. The Partnership's assets are located in East and West Texas, the Rocky Mountains (Colorado, Utah and Wyoming), and the Mid-Continent (Kansas and Oklahoma). The Partnership is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, NGLs and crude oil for Anadarko Petroleum Corporation and its consolidated subsidiaries, as well as third-party producers and customers.

For purposes of these consolidated financial statements, the “Partnership” refers to Western Gas Partners, LP and its subsidiaries. The Partnership's general partner is Western Gas Holdings, LLC (the “general partner” or “GP”), a wholly owned subsidiary of Anadarko Petroleum Corporation. “Anadarko” or “Parent” refers to Anadarko Petroleum Corporation and its consolidated subsidiaries, excluding the Partnership and the general partner. “Affiliates” refers to wholly owned and partially owned subsidiaries of Anadarko, excluding the Partnership, and also refers to Fort Union, White Cliffs and Rendezvous.

Basis of presentation. The accompanying consolidated financial statements of the Partnership have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), and certain amounts in prior periods have been reclassified to conform to the current presentation. The consolidated financial statements include the accounts of the Partnership and entities in which it holds a controlling financial interest, and all significant intercompany transactions have been eliminated. Investments in non-controlled entities over which the Partnership exercises significant influence are accounted for under the equity method. The Partnership proportionately consolidates its 50% share of the assets, liabilities, revenues and expenses attributable to the Newcastle system in the accompanying consolidated financial statements.

       In July 2009, the Partnership acquired a 51% interest in Chipeta Processing LLC (“Chipeta”) and became party to Chipeta's limited liability company agreement, as amended and restated (the “Chipeta LLC agreement”) (see Notes 2 and 3). As of December 31, 2011, Chipeta is owned 51% by the Partnership, 24% by Anadarko and 25% by a third-party member. The interests in Chipeta, held by Anadarko and the third-party member, are reflected as noncontrolling interests in the Partnership's consolidated financial statements for all periods presented.

Presentation of Partnership assets. References to the “Partnership assets” refer collectively to the assets owned by the Partnership as of December 31, 2011. Because of Anadarko's control of the Partnership through its ownership of the general partner, each acquisition of Partnership assets, except for the acquisitions of the Platte Valley assets and the 9.6% interest in White Cliffs from third parties, was considered a transfer of net assets between entities under common control (see Note 2). As a result, after each acquisition of assets from Anadarko, the Partnership is required to recast its financial statements to include the activities of the Partnership assets as of the date of common control.

       The consolidated financial statements for periods prior to the Partnership's acquisition of the Partnership assets have been prepared from Anadarko's historical cost-basis accounts and may not necessarily be indicative of the actual results of operations that would have occurred if the Partnership had owned the assets during the periods reported. Net income attributable to the Partnership assets for periods prior to the Partnership's acquisition of such assets is not allocated to the limited partners for purposes of calculating net income per common or subordinated unit.

Use of estimates. In preparing financial statements in accordance with GAAP, management makes informed judgments and estimates that affect the amounts reported in the consolidated financial statements and the notes thereto. Management evaluates its estimates and related assumptions regularly, utilizing historical experience and other methods considered reasonable under the circumstances. Changes in facts and circumstances or additional information, may result in revised estimates and actual results may differ from these estimates. Effects on the Partnership's business, financial condition and results of operations resulting from revisions to estimates are recognized when the facts that give rise to the revision become known.

Fair value. The fair-value-measurement standard defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard characterizes inputs used in determining fair value according to a hierarchy that prioritizes those inputs based upon the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

Level 1 – Inputs represent quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (for example, quoted market prices for similar assets or liabilities in active markets or quoted market prices for identical assets or liabilities in markets not considered to be active, inputs other than quoted prices that are observable for the asset or liability, or market-corroborated inputs).

Level 3 – Inputs that are not observable from objective sources, such as management's internally developed assumptions used in pricing an asset or liability (for example, an estimate of future cash flows used in management's internally developed present value of future cash flows model that underlies the fair value measurement).

Nonfinancial assets and liabilities initially measured at fair value include certain assets and liabilities acquired in a third-party business combination, assets and liabilities exchanged in non-monetary transactions, long-lived assets (asset groups), goodwill and other intangibles, initial recognition of asset retirement obligations, and initial recognition of environmental obligations assumed in a third-party acquisition. Impairment analyses for long-lived assets, goodwill and other intangibles, and the initial recognition of asset retirement obligations and environmental obligations use Level 3 inputs. When the Partnership is required to measure fair value, and there is not a market-observable price for the asset or liability or a market-observable price for a similar asset or liability, the Partnership utilizes the cost, income, or market valuation approach depending on the quality of information available to support management's assumptions.

The fair value of debt is the estimated amount the Partnership would have to pay to repurchase its debt, including any premium or discount attributable to the difference between the stated interest rate and market rate of interest at the balance sheet date. Fair values are based on quoted market prices for identical instruments, if available, or average valuations of similar debt instruments at the balance sheet date. See Note 10.

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable reported on the consolidated balance sheets approximate fair value due to the short-term nature of these items.

Cash equivalents. The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Bad-debt reserve. The Partnership's revenues are primarily from Anadarko, for which no credit limit is maintained. The Partnership analyzes its exposure to bad debt on a customer-by-customer basis for its third-party accounts receivable and may establish credit limits for significant third-party customers. At December 31, 2011 and 2010, third-party accounts receivable are shown net of the associated bad-debt reserve of $17,000.

Natural gas imbalances. The consolidated balance sheets include natural gas imbalance receivables and payables resulting from differences in gas volumes received into the Partnership's systems and gas volumes delivered by the Partnership to customers. Natural gas volumes owed to or by the Partnership that are subject to monthly cash settlement are valued according to the terms of the contract as of the balance sheet dates, and reflect market index prices. Other natural gas volumes owed to or by the Partnership are valued at the Partnership's weighted average cost of natural gas as of the balance sheet dates and are settled in-kind. As of December 31, 2011, natural gas imbalance receivables and payables were approximately $2.3 million and $3.1 million, respectively. As of December 31, 2010, natural gas imbalance receivables and payables were approximately $0.4 million and $2.6 million, respectively. Changes in natural gas imbalances are reported in equity income and other, net or cost of product in the consolidated statements of income.

Inventory. The cost of NGLs inventories is determined by the weighted average cost method on a location-by-location basis. Inventory is stated at the lower of weighted-average cost or market value and is reported in other current assets in the consolidated balance sheets.

Property, plant and equipment. Property, plant and equipment are generally stated at the lower of historical cost less accumulated depreciation or fair value, if impaired. Because acquisitions of assets from Anadarko are transfers of net assets between entities under common control, the Partnership assets acquired by the Partnership from Anadarko are initially recorded at Anadarko's historic carrying value. The difference between the carrying value of net assets acquired from Anadarko and the consideration paid is recorded as an adjustment to Partners' capital.

Assets acquired in a business combination or non-monetary exchange with a third party are initially recorded at fair value. The Partnership capitalizes all construction-related direct labor and material costs. The cost of renewals and betterments that extend the useful life of property, plant and equipment is also capitalized. The cost of repairs, replacements and major maintenance projects that do not extend the useful life or increase the expected output of property, plant and equipment is expensed as incurred.

Depreciation is computed over the asset's estimated useful life using the straight-line method or half-year convention method, based on estimated useful lives and salvage values of assets. Uncertainties that may impact these estimates include, but are not limited to, changes in laws and regulations relating to environmental matters, including air and water quality, restoration and abandonment requirements, economic conditions and supply and demand in the area. When assets are placed into service, the Partnership makes estimates with respect to useful lives and salvage values that the Partnership believes are reasonable. However, subsequent events could cause a change in estimates, thereby impacting future depreciation amounts.

The Partnership evaluates the ability to recover the carrying amount of its long-lived assets to determine whether its long-lived assets have been impaired. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset's carrying amount over its estimated fair value, such that the asset's carrying amount is adjusted to its estimated fair value with an offsetting charge to impairment expense.

During the year ended December 31, 2011, an impairment of $7.3 million was recognized for certain equipment and materials. The costs of the equipment and materials, previously capitalized as assets under construction and related to a Red Desert complex (see Note 2) expansion project, were deemed no longer recoverable as the expansion project was indefinitely postponed by Anadarko management. Subsequent to the project evaluation and impairment, the remaining fair value of the equipment and materials, approximately $10.6 million, was reclassified from within property, plant and equipment to other assets on the consolidated balance sheet as of December 31, 2011. Also during 2011, following an evaluation of future cash flows, an impairment of $3.0 million was recognized for a transportation pipeline. This asset was impaired to fair value, estimated using Level 3 fair-value inputs.

During the year ended December 31, 2010, the Partnership recognized $0.6 million of impairment related to a compressor sold during the year to a third party, and $0.3 million of impairment due to cancelled capital projects and additional costs recorded on a project previously impaired to salvage value. During the year ended December 31, 2009, an impairment of $6.1 million was recognized for an idle pipeline for which no future cash flows were expected.

Capitalized interest. Interest is capitalized as part of the historical cost of constructing assets for significant projects that are in progress. Capitalized interest is determined by multiplying the Partnership's weighted-average borrowing cost on debt by the average amount of qualifying costs incurred. Once the construction of an asset subject to interest capitalization is completed and the asset is placed in service, the associated capitalized interest is expensed through depreciation or impairment, together with other capitalized costs related to that asset.

Goodwill and other intangible assets. Goodwill represents the allocated portion of Anadarko's midstream goodwill attributed to the assets the Partnership has acquired from Anadarko. The carrying value of Anadarko's midstream goodwill represents the excess of the purchase price of an entity over the estimated fair value of the identifiable assets acquired and liabilities assumed by Anadarko. Accordingly, the Partnership's goodwill balance does not reflect, and in some cases is significantly different than, the difference between the consideration the Partnership paid for its acquisitions from Anadarko and the fair value of the net assets on the acquisition date. The Partnership's consolidated balance sheets as of December 31, 2011 and 2010, include goodwill of $82.1 million, none of which is deductible for tax purposes.

The Partnership evaluates goodwill for impairment annually, as of October 1, or more often as facts and circumstances warrant. The first step in the goodwill impairment test is to compare the fair value of each reporting unit to which goodwill has been assigned to the carrying amount of net assets, including goodwill, of the respective reporting unit. The Partnership has allocated goodwill on its two reporting units: (i) gathering and processing and (ii) transportation. If the carrying amount of the reporting unit exceeds its fair value, step two in the goodwill impairment test requires goodwill to be written down to its implied fair value through a charge to operating expense based on a hypothetical purchase price allocation. No goodwill impairment has been recognized in these consolidated financial statements. The carrying value of goodwill after such an impairment would represent a Level 3 fair value measurement.

The Partnership assesses intangible assets, as described in Note 8, for impairment together with related underlying long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset's carrying amount over its estimated fair value such that the asset's carrying amount is adjusted to its estimated fair value with an offsetting charge to operating expense. No intangible asset impairment has been recognized in connection with these assets.

Equity-method investments. The following table presents the activity in the Partnership's investments in equity of Fort Union, White Cliffs and Rendezvous:

	Equity Investments
thousands	Fort Union (1)	White Cliffs (2)	Rendezvous (3)

Balance at December 31, 2009	$20,060	$1,284	$78,216
Investment earnings, net of amortization	5,723	917	988
Contributions	310	—	—
Distributions	(4,665)	(1,270)	(5,038)
Acquisition of additional 9.6% interest from third party	—	18,047	—
Other	—	—	(110)
Balance at December 31, 2010	$21,428	$18,978	$74,056
Investment earnings, net of amortization	6,067	4,023	1,171
Contributions	—	93	—
Distributions	(5,227)	(5,384)	(5,388)
Balance at December 31, 2011	$22,268	$17,710	$69,839

____________________________________________________________

(1)       The Partnership has a 14.81% interest in Fort Union, a joint venture which owns a gathering pipeline and treating facilities in the Powder River Basin. Anadarko is the construction manager and physical operator of the Fort Union facilities. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the owners' firm gathering agreements, require 65% or unanimous approval of the owners. Each of the joint venture members has pledged its respective equity interest to the administrative agent of Fort Union's credit agreement.

(2)       The Partnership has a 10% interest in White Cliffs, a limited liability company which owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma and became operational in June 2009. The third-party majority owner is the manager of the White Cliffs operations. Certain business decisions, including, but not limited to, approval of annual budgets and decisions with respect to significant expenditures, contractual commitments, acquisitions, material financings, dispositions of assets or admitting new members, require more than 75% approval of the members.

(3)       The Partnership has a 22% interest in Rendezvous, a limited liability company that operates gas gathering facilities in southwestern Wyoming. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the members' gas servicing agreements, require unanimous approval of the members.

The investment balance at December 31, 2011, includes $2.7 million and $47.9 million for the purchase price allocated to the investment in Fort Union and Rendezvous, respectively, in excess of the historic cost basis of Western Gas Resources, Inc. (entity that owned the interests in Fort Union and Rendezvous, which Anadarko acquired in August 2006). This excess balance is attributable to the difference between the fair value and book value of their gathering and treating facilities (at the time Western Gas Resources, Inc. was acquired by Anadarko) and is being amortized over the remaining estimated useful life of those facilities.

The White Cliffs investment balance at December 31, 2011, is $10.4 million less than the Partnership's underlying equity in White Cliffs' net assets as of December 31, 2011, primarily due to the Partnership recording the acquisition of its initial 0.4% interest in White Cliffs at Anadarko's historic carrying value. This difference is being amortized to equity income over the remaining estimated useful life of the White Cliffs pipeline.

Management evaluates its equity-method investments for impairment whenever events or changes in circumstances indicate that the carrying value of such investments may have experienced a decline in value that is other than temporary. When evidence of loss in value has occurred, management compares the estimated fair value of the investment to the carrying value of the investment to determine whether the investment has been impaired. Management assesses the fair value of equity-method investments using commonly accepted techniques, and may use more than one method, including, but not limited to, recent third-party comparable sales and discounted cash flow models. If the estimated fair value is less than the carrying value, the excess of the carrying value over the estimated fair value is recognized as an impairment loss.

Asset retirement obligations. Management recognizes a liability based on the estimated costs of retiring tangible long-lived assets. The liability is recognized at fair value, measured using discounted expected future cash outflows for the asset retirement obligation when the obligation originates, which generally is when an asset is acquired or constructed. The carrying amount of the associated asset is increased commensurate with the liability recognized. Over time, the discounted liability is accreted through accretion expense to its expected settlement value. Subsequent to the initial recognition, the liability is also adjusted for any changes in the expected value of the retirement obligation (with a corresponding adjustment to property, plant and equipment) until the obligation is settled. Revisions in estimated asset retirement obligations may result from changes in estimated inflation rates, discount rates, asset retirement costs and the estimated timing of settling asset retirement obligations. See Note 9.

Environmental expenditures. The Partnership expenses environmental expenditures related to conditions caused by past operations that do not generate current or future revenues. Environmental expenditures related to operations that generate current or future revenues are expensed or capitalized, as appropriate. Liabilities are recorded when the necessity for environmental remediation or other potential environmental liabilities becomes probable and the costs can be reasonably estimated. Accruals for estimated losses from environmental remediation obligations are recognized no later than at the time of the completion of the remediation feasibility study. These accruals are adjusted as additional information becomes available or as circumstances change. Costs of future expenditures for environmental-remediation obligations are not discounted to their present value. See Note 11.

Segments. The Partnership's operations are organized into a single operating segment, the assets of which consist of natural gas, NGLs and crude oil gathering and processing systems, treating facilities, pipelines and related plants and equipment.

Revenues and cost of product. Under its fee-based gathering, treating and processing arrangements, the Partnership is paid a fixed fee based on the volume and thermal content of natural gas and recognizes revenues for its services in the month such services are performed. Producers' wells are connected to the Partnership's gathering systems for delivery of natural gas to the Partnership's processing or treating plants, where the natural gas is processed to extract NGLs and condensate or treated in order to satisfy pipeline specifications. In some areas, where no processing is required, the producers' gas is gathered and delivered to pipelines for market delivery. Under percent-of-proceeds contracts, revenue is recognized when the natural gas, NGLs or condensate are sold and the related purchases are recorded as a percentage of the product sale.

The Partnership purchases natural gas volumes at the wellhead for gathering and processing. As a result, the Partnership has volumes of NGLs and condensate to sell and volumes of residue gas to either sell, to use for system fuel or to satisfy keep-whole obligations. In addition, depending upon specific contract terms, condensate and NGLs recovered during gathering and processing are either returned to the producer or retained and sold. Under keep-whole contracts, when condensate or NGLs are retained and sold, producers are kept whole for the condensate or NGL volumes through the receipt of a thermally equivalent volume of residue gas. The keep-whole contract conveys an economic benefit to the Partnership when the combined value of the individual NGLs is greater in the form of liquids than as a component of the natural gas stream; however, the Partnership is adversely impacted when the value of the NGLs is lower as liquids than as a component of the natural gas stream. Revenue is recognized from the sale of condensate and NGLs upon transfer of title and related purchases are recorded as cost of product.

The Partnership earns transportation revenues through firm contracts that obligate each of its customers to pay a monthly reservation or demand charge regardless of the pipeline capacity used by that customer. An additional commodity usage fee is charged to the customer based on the actual volume of natural gas transported. Transportation revenues are also generated from interruptible contracts pursuant to which a fee is charged to the customer based on volumes transported through the pipeline. Revenues for transportation of natural gas and NGLs are recognized over the period of firm transportation contracts or, in the case of usage fees and interruptible contracts, when the volumes are received into the pipeline. From time to time, certain revenues may be subject to refund pending the outcome of rate matters before the Federal Energy Regulatory Commission (the “FERC”) and reserves are established where appropriate. See Note 11 for discussion of the Partnership's pending rate case with the FERC.

Proceeds from the sale of residue gas, NGLs and condensate are reported as revenues from natural gas, natural gas liquids and condensate in the consolidated statements of income. Revenues attributable to the fixed-fee component of gathering and processing contracts as well as demand charges and commodity usage fees on transportation contracts are reported as revenues from gathering, processing and transportation of natural gas and natural gas liquids in the consolidated statements of income.

Equity-based compensation. Phantom unit awards are granted under the Western Gas Partners, LP 2008 Long-Term Incentive Plan (the “LTIP”). The LTIP was adopted by the general partner of the Partnership and permits the issuance of up to 2,250,000 units, of which 2,160,848 units remain available for future issuance as of December 31, 2011. Upon vesting of each phantom unit, the holder will receive common units of the Partnership or, at the discretion of the general partner's board of directors, cash in an amount equal to the market value of common units of the Partnership on the vesting date. Equity-based compensation expense attributable to grants made under the LTIP impact the Partnership's cash flows from operating activities only to the extent cash payments are made to a participant in lieu of issuance of common units to the participant. The Partnership amortizes stock-based compensation expense attributable to awards granted under the LTIP over the vesting periods applicable to the awards.

Additionally, the Partnership's general and administrative expenses include equity-based compensation costs allocated by Anadarko to the Partnership for grants made pursuant to: (i) Western Gas Holdings, LLC Equity Incentive Plan, as amended and restated (the “Incentive Plan”) and (ii) the Anadarko Petroleum Corporation 1999 Stock Incentive Plan and the Anadarko Petroleum Corporation 2008 Omnibus Incentive Compensation Plan (Anadarko's plans are referred to collectively as the “Anadarko Incentive Plans”).

Under the Incentive Plan, participants are granted Unit Value Rights (“UVRs”), Unit Appreciation Rights (“UARs”) and Dividend Equivalent Rights (“DERs”). UVRs and UARs granted under the Incentive Plan in 2011 and 2010 were collectively valued at $634.00 per unit and $215.00 per unit as of December 31, 2011 and 2010, respectively. The UVRs and UARs either vest ratably over three years or vest in two equal installments on the second and fourth anniversaries of the grant date, or earlier in connection with certain other events. Upon the occurrence of a UVR vesting event, each participant will receive a lump-sum cash payment (net of any applicable withholding taxes) for each UVR. The UVRs may not be sold or transferred except to the general partner, Anadarko or any of its affiliates. Upon the occurrence of a UAR vesting event, each participant will receive a lump-sum cash payment (net of any applicable withholding taxes) for each UAR that is exercised prior to (i) the 90th day after a participant's voluntary termination, or (ii) the 10th anniversary of the grant date, whichever occurs first. DERs granted under the Incentive Plan vest upon the occurrence of certain events, become payable no later than 30 days subsequent to vesting and expire 10 years from the date of grant.

Grants made under equity-based compensation plans result in equity-based compensation expense, which is determined by reference to the fair value of equity compensation. For equity-based awards ultimately settled through the issuance of units or stock, the fair value is measured as of the date of the relevant equity grant. For equity-based awards issued under the Incentive Plan and ultimately settled in cash, the fair value of the relevant equity grant is revised periodically based on the estimated fair value of the Partnership's general partner using a discounted cash flow estimate and multiples-valuation terminal value. Equity-based compensation expense attributable to grants made under the Incentive Plan will impact the Partnership's cash flows from operating activities only to the extent cash payments are made to Incentive Plan participants who provided services to us pursuant to the omnibus agreement. Equity-based compensation granted under the Anadarko Incentive Plans does not impact the Partnership's cash flows from operating activities. See Note 5.

Income taxes. The Partnership generally is not subject to federal income tax or state income tax other than Texas margin tax on the portion of its income that is apportionable to Texas. Federal and state income tax expense was recorded prior to the Partnership's acquisition of the Partnership assets. In addition, deferred federal and state income taxes are recorded on temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases with respect to the Partnership assets prior to the Partnership's acquisition; and deferred state income taxes are recorded with respect to the Partnership assets including and subsequent to acquisition. The recognition of deferred federal and state tax assets prior to the Partnership's acquisition of the Partnership assets was based on management's belief that it was more likely than not that the results of future operations would generate sufficient taxable income to realize the deferred tax assets. For periods including or subsequent to the Partnership's acquisition of the Partnership assets, the Partnership is only subject to Texas margin tax; therefore, deferred federal income tax assets and liabilities with respect to the Partnership assets for periods including and subsequent to the Partnership's acquisitions are no longer recognized by the Partnership.

For periods including and subsequent to the Partnership's acquisition of the Partnership assets, the Partnership makes payments to Anadarko pursuant to the tax sharing agreement entered into between Anadarko and the Partnership for its estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, that are included in any combined or consolidated returns filed by Anadarko. The aggregate difference in the basis of the Partnership's Assets for financial and tax reporting purposes cannot be readily determined as the Partnership does not have access to information about each partner's tax attributes in the Partnership.

The accounting standard for uncertain tax positions defines the criteria an individual tax position must meet for any part of the benefit of that position to be recognized in the financial statements. The Partnership has no material uncertain tax positions at December 31, 2011 or 2010.

Net income per common unit. The Partnership applies the two-class method in determining net income per unit applicable to master limited partnerships having multiple classes of securities including common units, general partnership units and incentive distribution rights (“IDRs”) of the general partner. Under the two-class method, net income per unit is calculated as if all of the earnings for the period were distributed pursuant to the terms of the relevant contractual arrangement. The accounting guidance provides the methodology for and circumstances under which undistributed earnings are allocated to the general partner, limited partners and IDR holders. For the Partnership, earnings per unit is calculated based on the assumption that the Partnership distributes to its unitholders an amount of cash equal to the net income of the Partnership, notwithstanding the general partner's ultimate discretion over the amount of cash to be distributed for the period, the existence of other legal or contractual limitations that would prevent distributions of all of the net income for the period or any other economic or practical limitation on the ability to make a full distribution of all of the net income for the period.

The Partnership's net income for periods including and subsequent to the Partnership's acquisitions of the Partnership assets is allocated to the general partner and the limited partners, including any subordinated unitholders, in accordance with their respective ownership percentages, and when applicable, giving effect to incentive distributions allocable to the general partner. The Partnership's net income allocable to the limited partners is allocated between the common and subordinated unitholders by applying the provisions of the partnership agreement that govern actual cash distributions as if all earnings for the period had been distributed. Specifically, net income equal to the amount of available cash (as defined by the partnership agreement) is allocated to the general partner, common unitholders and subordinated unitholders consistent with actual cash distributions, including incentive distributions allocable to the general partner. Undistributed earnings (net income in excess of distributions) or undistributed losses (available cash in excess of net income) are then allocated to the general partner, common unitholders and subordinated unitholders in accordance with their respective ownership percentages during each period. See Note 4.

Other assets. For all periods presented, other assets on the Partnership's consolidated balance sheets include a $0.7 million receivable recognized in conjunction with the capital lease component of a processing agreement assumed in connection with the MGR acquisition. The agreement, in which the Partnership is the lessor, extends through November 2014. Other assets also includes $4.6 million related to the unguaranteed residual value of the processing plant included in the processing agreement, based on a measurement of fair value estimated when the plant was acquired by Anadarko in 2006. Interest income related to the capital lease is recorded to other income (expense), net on the accompanying consolidated statements of income.

Recently issued accounting standard not yet adopted. In September 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) that permits an initial assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount for goodwill impairment testing purposes. Thus, determining a reporting unit's fair value is not required unless, as a result of the qualitative assessment, it is more likely than not that the fair value of the reporting unit is less than its carrying amount. This ASU is effective prospectively beginning January 1, 2012. Adoption of this ASU will have no impact on the Partnership's consolidated financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Acquisitions

The following table presents the acquisitions completed by the Partnership during the years ended December 31, 2011, 2010 and 2009, and details the funding for those acquisitions through borrowings, cash on hand and/or the issuance of Partnership equity:

thousands except unit and	Acquisition	Percentage		Cash	Common	GP Units
percent amounts	Date	Acquired	Borrowings	On Hand	Units Issued	Issued

Chipeta (1)	07/01/09	51%	$101,451	$4,638	351,424	7,172
Granger (2)	01/29/10	100%	210,000	31,680	620,689	12,667
Wattenberg (3)	08/02/10	100%	450,000	23,100	1,048,196	21,392
White Cliffs (4)	09/28/10	10%	—	38,047	—	—
Platte Valley (5)	02/28/11	100%	303,000	602	—	—
Bison (6)	07/08/11	100%	—	25,000	2,950,284	60,210

____________________________________________________________

(1)       The assets acquired from Anadarko include a 51% membership interest in Chipeta, together with an associated NGL pipeline. These assets provide processing and transportation services in the Greater Natural Buttes area in Uintah County, Utah. Chipeta owns a natural gas processing plant with two processing trains: a refrigeration unit and a cryogenic unit. In addition, in November 2009, Chipeta acquired the Natural Buttes plant including a compressor station and processing plant from a third party for $9.1 million, of which $4.5 million was contributed by the noncontrolling interest owners to fund their proportionate share. The 51% membership interest in Chipeta and associated NGL pipeline are referred to collectively as the “Chipeta assets” and the acquisition is referred to as the “Chipeta acquisition.”

(2)       The assets acquired from Anadarko include (i) the Granger gathering system with related compressors and other facilities, and (ii) the Granger complex, consisting of cryogenic trains, a refrigeration train, an NGLs fractionation facility and ancillary equipment. These assets, located in southwestern Wyoming, are referred to collectively as the “Granger assets” and the acquisition as the “Granger acquisition.”

(3)       The assets acquired from Anadarko include the Wattenberg gathering system and related facilities, including the Fort Lupton processing plant. These assets, located in the Denver-Julesburg Basin, north and east of Denver, Colorado, are referred to collectively as the “Wattenberg assets” and the acquisition as the “Wattenberg acquisition.”

(4)       White Cliffs owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma, which became operational in June 2009. The Partnership's acquisition of the 0.4% interest in White Cliffs and related purchase option from Anadarko combined with the acquisition of an additional 9.6% interest in White Cliffs from a third party, are referred to collectively as the “White Cliffs acquisition.” The Partnership's interest in White Cliffs is referred to as the “White Cliffs investment.”

(5)       The assets acquired from a third party include (i) a natural gas gathering system and related compression and other ancillary equipment, and (ii) cryogenic gas processing facilities. These assets, located in the Denver-Julesburg Basin, are referred to collectively as the “Platte Valley assets” and the acquisition as the “Platte Valley acquisition.” See further information below, including the final allocation of the purchase price in August 2011.

(6)       The Bison gas treating facility acquired from Anadarko is located in the Powder River Basin in northeastern Wyoming, and includes (i) three amine treating units, (ii) compressor units, and (iii) generators. These assets are referred to collectively as the “Bison assets” and the acquisition as the “Bison acquisition.” The Bison assets are the only treating and delivery point into the third-party-owned Bison pipeline. Anadarko began construction of the Bison assets in 2009 and placed them in service in June 2010. See further information below.

Platte Valley acquisition. The Platte Valley acquisition has been accounted for under the acquisition method of accounting. The Platte Valley assets and liabilities were recorded in the consolidated balance sheet at their estimated fair values as of the acquisition date. Results of operations attributable to the Platte Valley assets were included in the Partnership's consolidated statements of income beginning on the acquisition date in the first quarter of 2011.

The table below reflects the final allocation of the purchase price, including a $1.6 million adjustment to intangible assets recorded in August 2011, to the assets acquired and liabilities assumed in the Platte Valley acquisition:

thousands
Property, plant and equipment	$264,521
Intangible assets	53,754
Asset retirement obligations and other liabilities	(16,318)
Total purchase price	$301,957

The purchase price allocation is based on an assessment of the fair value of the assets acquired and liabilities assumed in the Platte Valley acquisition, after consideration of post-closing purchase price adjustments. The fair values of the plant and processing facilities, related equipment, and intangible assets acquired were based on the market, cost and income approaches. The liabilities assumed include certain amounts associated with environmental contingencies estimated by management. All fair-value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and thus represent Level 3 inputs. For more information regarding the intangible assets presented in the table above, see Note 8.

The following table presents the pro forma condensed financial information of the Partnership as if the Platte Valley acquisition had occurred on January 1, 2011:

Year Ended
thousands except per-unit amount	December 31, 2011
Revenues	$839,304
Net income	191,072
Net income attributable to Western Gas Partners, LP	176,969
Net income per common unit – basic and diluted	$1.67

The pro forma information is presented for illustration purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisition been completed at the assumed date, nor is it necessarily indicative of future operating results of the combined entity. The Partnership's pro forma information in the table above includes $83.4 million of revenues and $59.1 million of operating expenses, excluding depreciation, amortization and impairments, attributable to the Platte Valley assets that are included in the Partnership's consolidated statement of income for the year ended December 31, 2011. The pro forma adjustments reflect pre-acquisition results of the Platte Valley assets for January and February 2011, including (a) estimated revenues and expenses; (b) estimated depreciation and amortization based on the purchase price allocated to property, plant and equipment and other intangible assets and estimated useful lives; (c) elimination of $0.7 million of acquisition-related costs; and (d) interest on the Partnership's borrowings under its revolving credit facility to finance the Platte Valley acquisition. The pro forma adjustments include estimates and assumptions based on currently available information. Management believes the estimates and assumptions are reasonable, and the relative effects of the transactions are properly reflected. The pro forma information does not reflect any cost savings or other synergies anticipated as a result of the acquisition, nor any future acquisition related expenses. Pro forma information is not presented for periods ended on or before December 31, 2010, as it is not practical to determine revenues and cost of product for periods prior to January 1, 2011, the effective date of the gathering and processing agreement with the seller.

Bison and MGR acquisitions. On January 13, 2012, the Partnership completed the acquisition of Anadarko's 100% ownership interest in MGR which owns the Red Desert complex, a 22% interest in Rendezvous and related facilities, effective January 1, 2012. The Red Desert complex includes the Patrick Draw processing plant, the Red Desert processing plant, 1,295 miles of gathering lines and related facilities. Rendezvous owns a 338-mile mainline gathering system serving the Jonah and Pinedale Anticline fields in southwestern Wyoming, which delivers gas to the Granger complex and other locations. These assets are referred to collectively as the “MGR assets” and the acquisition as the “MGR acquisition.” Consideration paid includes: (i) $159.6 million of cash on hand, (ii) $299.0 million borrowings on the Partnership's senior unsecured revolving credit facility, and (iii) the issuance of 632,783 common units and 12,914 general partner units.

As transfers of net assets between entities under common control, the Partnership's historical financial statements previously filed with the U.S. Securities and Exchange Commission (“SEC”) have been recast in this Current Report on Form 8-K to include the results attributable to the Bison and MGR assets as if the Partnership owned such assets for all periods presented. The consolidated financial statements for periods prior to the Partnership's acquisition of the Partnership assets have been prepared from Anadarko's historical cost-basis accounts and may not necessarily be indicative of the actual results of operations that would have occurred if the Partnership had owned the assets during the periods reported.

The following tables present the impact to the historical consolidated statements of income attributable to the Bison and MGR assets, including the elimination of intercompany activity between such assets:

	Year Ended December 31, 2010
	Partnership	Bison	MGR
thousands	Historical	Assets	Assets	Eliminations	Combined
Revenues	$503,322	$1,879	$158,135	$(62)	$663,274
Net income (loss)	137,073	(3,194)	23,318	—	157,197

	Year Ended December 31, 2009
	Partnership	Bison	MGR
thousands	Historical	Assets	Assets	Eliminations	Combined
Revenues	$490,546	$—	$129,218	$—	$619,764
Net income (loss)	118,166	(657)	8,986	—	126,495

Partnership Distributions	12 Months Ended
Dec. 31, 2011
Distributions Made to Members or Limited Partners [Abstract]
Partnership Distributions

The partnership agreement requires the Partnership to distribute all of its available cash (as defined in the partnership agreement) to unitholders of record on the applicable record date within 45 days of the end of each quarter. The Partnership declared the following cash distributions to its unitholders for the periods presented:

	Total Quarterly
thousands except per-unit amounts	Distribution	Total Cash	Date of
Quarters Ended	per Unit	Distribution	Distribution

2009
March 31	$0.300	$17,030	May 2009
June 30	$0.310	$17,718	August 2009
September 30	$0.320	$18,289	November 2009
December 31	$0.330	$21,393	February 2010
2010
March 31	$0.340	$22,042	May 2010
June 30	$0.350	$24,378	August 2010
September 30	$0.370	$26,381	November 2010
December 31	$0.380	$30,564	February 2011
2011
March 31	$0.390	$33,168	May 2011
June 30	$0.405	$36,063	August 2011
September 30	$0.420	$40,323	November 2011
December 31 (1)	$0.440	$43,027	February 2012

___________________________________________________________________

(1)       On January 18, 2012, the board of directors of the Partnership's general partner declared a cash distribution to the Partnership's unitholders of $0.44 per unit, or $43.0 million in aggregate, including incentive distributions. The cash distribution is payable on February 13, 2012, to unitholders of record at the close of business on February 1, 2012.

Available cash. The amount of available cash (as defined in the partnership agreement) generally is all cash on hand at the end of the quarter, plus, at the discretion of the general partner, working capital borrowings made subsequent to the end of such quarter, less the amount of cash reserves established by the Partnership's general partner to provide for the proper conduct of the Partnership's business, including reserves to fund future capital expenditures, to comply with applicable laws, debt instruments or other agreements (such as the Chipeta LLC agreement), or to provide funds for distributions to its unitholders and to its general partner for any one or more of the next four quarters. Working capital borrowings generally include borrowings made under a credit facility or similar financing arrangement. It is intended that working capital borrowings be repaid within 12 months. In all cases, working capital borrowings are used solely for working capital purposes or to fund distributions to partners.

General partner interest and incentive distribution rights. The general partner is currently entitled to 2.0% of all quarterly distributions that the Partnership makes prior to its liquidation. The Partnership's general partner is entitled to incentive distributions if the amount the Partnership distributes with respect to any quarter exceeds specified target levels shown below:

			Marginal Percentage
	Total Quarterly Distribution		Interest in Distributions
	Target Amount		Unitholders	General Partner

Minimum quarterly distribution		$0.300	98.0%	2.0%
First target distribution	up to	$0.345	98.0%	2.0%
Second target distribution	above $ 0.345 up to	$0.375	85.0%	15.0%
Third target distribution	above $ 0.375 up to	$0.450	75.0%	25.0%
Thereafter	above	$0.450	50.0%	50.0%

The table above assumes that the Partnership's general partner maintains its 2.0% general partner interest, that there are no arrearages on common units and the general partner continues to own the IDRs. The maximum distribution sharing percentage of 50.0% includes distributions paid to the general partner on its 2.0% general partner interest and does not include any distributions that the general partner may receive on common units that it owns or may acquire.

Equity and Partners' Capital	12 Months Ended
Dec. 31, 2011
Partners Capital Notes Abstract
Equity and Partners' Capital

Equity offerings. The Partnership completed the following public equity offerings during 2009, 2010 and 2011:

				Underwriting
				Discount and
thousands except unit	Common	GP Units	Price Per	Other Offering	Net
and per-unit amounts	Units Issued (2)	Issued (3)	Unit	Expenses	Proceeds
December 2009 equity offering	6,900,000	140,817	$18.20	$5,500	$122,539
May 2010 equity offering (1)	4,558,700	93,035	22.25	4,427	99,074
November 2010 equity offering	8,415,000	171,734	29.92	10,325	246,729
March 2011 equity offering	3,852,813	78,629	35.15	5,621	132,569
September 2011 equity offering	5,750,000	117,347	35.86	7,655	202,748

____________________________________________________________

(1)       Refers collectively to the May 2010 equity offering issuance, and the June 2010 exercise of the underwriters' over-allotment option.

(2)       Includes the issuance of 900,000 common units, 558,700 common units, 915,000 common units, 302,813 common units and 750,000 common units pursuant to the exercise, in full or in part, of the underwriters' over-allotment options granted in connection with the December 2009, May 2010, November 2010, March 2011 and September 2011 equity offerings, respectively.

(3)       Represents general partner units issued to the general partner in exchange for the general partner's proportionate capital contribution to maintain its 2.0% interest.

Common and general partner units. The Partnership's common units are listed on the New York Stock Exchange under the symbol “WES.”

Conversion of subordinated units. From its inception through June 30, 2011, the Partnership paid equal distributions per unit on common, subordinated and general partner units. Upon payment of the cash distribution for the second quarter of 2011, the financial requirements for the conversion of all subordinated units were satisfied. As a result, the 26,536,306 subordinated units were converted on August 15, 2011, on a one-for-one basis, into common units. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011. The Partnership's net income was allocated to the general partner and the limited partners, including the holders of the subordinated units, through June 30, 2011, in accordance with their respective ownership percentages. The conversion does not impact the amount of the cash distribution paid or the total number of the Partnership's outstanding units representing limited partner interests.

Anadarko holdings of Partnership equity. As of December 31, 2011, Anadarko held 1,839,613 general partner units representing a 2.0% general partner interest in the Partnership, 39,789,221 common units representing a 43.3% limited partner interest, and 100% of the Partnership's IDRs. The public held 50,351,778 common units, representing a 54.7% interest in the Partnership. Refer to Note 2 for information related to the common and general partner units issued in conjunction with the MGR acquisition.

The Partnership's net income for periods including and subsequent to the acquisition of the Partnership assets (as defined in Note 2), is allocated to the general partner and the limited partners in accordance with their respective ownership percentages (see Note 1).

Basic and diluted net income per common unit is calculated by dividing the limited partners' interest in net income by the weighted average number of common units outstanding during the period. The common units issued in connection with acquisitions and equity offerings are included on a weighted-average basis for periods they were outstanding.

The following table illustrates the Partnership's calculation of net income per unit for common and subordinated units:

	Year Ended December 31,
thousands except per-unit amounts	2011	2010	2009

Net income attributable to Western Gas Partners, LP	$174,243	$146,192	$116,235
Pre-acquisition net (income) loss allocated to Parent	(34,084)	(32,061)	(44,827)
General partner interest in net (income) loss	(8,599)	(3,067)	(1,428)
Limited partners’ interest in net income	$131,560	$111,064	$69,980

Net income allocable to common units	$110,542	$68,410	$37,035
Net income allocable to subordinated units	21,018	42,654	32,945
Limited partners’ interest in net income	$131,560	$111,064	$69,980

Net income per unit – basic and diluted
Common units	$1.64	$1.66	$1.25
Subordinated units	$1.28	$1.61	$1.24

Weighted average units outstanding – basic and diluted
Common units	67,333	41,287	29,684
Subordinated units	16,431	26,536	26,536

Transactions With Affiliates	12 Months Ended
Dec. 31, 2011
Transactions With Affiliates [Abstract]
Transactions with Affiliates

Affiliate transactions. Revenues from affiliates include amounts earned by the Partnership from services provided to Anadarko as well as from the sale of residue gas, condensate and NGLs to Anadarko. In addition, the Partnership purchases natural gas from an affiliate of Anadarko pursuant to gas purchase agreements. Operating and maintenance expense includes amounts accrued for or paid to affiliates for the operation of the Partnership assets, whether in providing services to affiliates or to third parties, including field labor, measurement and analysis, and other disbursements. A portion of the Partnership's general and administrative expenses is paid by Anadarko, which results in affiliate transactions pursuant to the reimbursement provisions of the omnibus agreement. Affiliate expenses do not inherently bear a direct relationship to affiliate revenues, and third-party expenses do not necessarily bear a direct relationship to third-party revenues. See Note 2 for further information related to contributions of assets to the Partnership by Anadarko.

Cash management. Anadarko operates a cash management system whereby excess cash from most of its subsidiaries, held in separate bank accounts, is generally swept to centralized accounts. Prior to the Partnership's acquisitions of the Partnership assets, third-party sales and purchases related to such assets were received or paid in cash by Anadarko within its centralized cash management system. Anadarko charged or credited the Partnership interest at a variable rate on outstanding affiliate balances for the periods these balances remained outstanding. The outstanding affiliate balances were entirely settled through an adjustment to parent net investment in connection with the acquisition of the Partnership assets. Subsequent to the acquisition of the Partnership assets, transactions related to such assets are cash settled directly with third parties and with Anadarko affiliates, and affiliate-based interest expense on current intercompany balances is not charged, except for Chipeta, which cash settles transactions directly with third parties and with Anadarko.

Note receivable from and note payable to Anadarko. Concurrent with the closing of the Partnership's May 2008 initial public offering, the Partnership loaned $260.0 million to Anadarko in exchange for a 30-year note bearing interest at a fixed annual rate of 6.50%, payable quarterly. The fair value of the note receivable from Anadarko was approximately $303.7 million and $258.9 million at December 31, 2011 and 2010, respectively. The fair value of the note reflects consideration of credit risk and any premium or discount for the differential between the stated interest rate and quarter-end market interest rate, based on quoted market prices of similar debt instruments.

In December 2008, the Partnership entered into a term loan agreement with Anadarko, discussed further in Note 10.

Commodity price swap agreements. The Partnership has commodity price swap agreements with Anadarko to mitigate exposure to commodity price volatility that would otherwise be present as a result of the purchase and sale of natural gas, condensate or NGLs. Notional volumes for each of the swap agreements are not specifically defined; instead, the commodity price swap agreements apply to the actual volume of natural gas, condensate and NGLs purchased and sold at the Hilight, Hugoton, Newcastle, Granger and Wattenberg assets, with various expiration dates through September 2015. In December 2011, the Partnership extended the commodity price swap agreements for the Hilight and Newcastle assets through December 2013. The commodity price swap agreements do not satisfy the definition of a derivative financial instrument and, therefore, are not required to be measured at fair value. See Note 12 for commodity price swap agreements entered into in December 2011, related to the MGR acquisition, with forward-starting effective dates beginning January 2012.

Below is a summary of the fixed price ranges on the Partnership's commodity price swap agreements outstanding as of December 31, 2011:

	Year Ended December 31,
per barrel except natural gas	2012			2013			2014			2015

Ethane	$18.21	−	29.78	$18.32	−	30.10	$18.36	−	30.53	$18.41
Propane	$45.23	−	53.28	$45.90	−	55.84	$46.47	−	52.37	$47.08
Isobutane	$57.50	−	67.22	$60.44	−	68.11	$61.24	−	69.23	$62.09
Normal butane	$52.40	−	62.92	$53.20	−	66.37	$53.89	−	64.78	$54.62
Natural gasoline	$69.77	−	85.15	$70.89	−	92.23	$71.85	−	79.74	$72.88
Condensate	$72.73	−	78.52	$74.04	−	83.93	$75.22	−	79.56	$76.47	−	78.61
Natural gas (per MMbtu)	$4.15	−	5.97	$3.75	−	6.09	$5.32	−	6.20	$5.50	−	5.96

The following table summarizes realized gains and losses on commodity price swap agreements:

	Year Ended December 31,
thousands	2011	2010	2009
Gains (losses) on commodity price swap agreements related to sales: (1)
Natural gas sales	$33,845	$20,200	$18,446
Natural gas liquids sales	(36,802)	2,953	2,196
Total	(2,957)	23,153	20,642
Losses on commodity price swap agreements related to purchases (2)	(27,234)	(23,344)	(16,538)
Net gains (losses) on commodity price swap agreements	$(30,191)	$(191)	$4,104

___________________________________________________________________

(1)       Reported in natural gas, NGLs and condensate sales in the Partnership's consolidated statements of income in the period in which the related sale is recorded.

(2)       Reported in cost of product in the Partnership's consolidated statements of income in the period in which the related purchase is recorded.

Gas gathering and processing agreements. The Partnership has significant gas gathering and processing arrangements with affiliates of Anadarko on a majority of its systems. Approximately 75%, 73% and 76% of the Partnership's gathering, transportation and treating throughput for the years ended December 31, 2011, 2010 and 2009, respectively, was attributable to natural gas production owned or controlled by Anadarko. Approximately 64%, 66% and 58% of the Partnership's processing throughput for the years ended December 31, 2011, 2010 and 2009, respectively, was attributable to natural gas production owned or controlled by Anadarko.

       In connection with the MGR acquisition, the Partnership entered into 10-year, fee-based gathering and processing agreements with Anadarko effective December 1, 2011, for all affiliate throughput on the MGR assets.

Gas purchase and sale agreements. The Partnership sells substantially all of its natural gas, NGLs, and condensate to Anadarko Energy Services Company (“AESC”), Anadarko's marketing affiliate. In addition, the Partnership purchases natural gas from AESC pursuant to gas purchase agreements. The Partnership's gas purchase and sale agreements with AESC are generally one-year contracts, subject to annual renewal.

Omnibus agreement. Pursuant to the omnibus agreement, Anadarko and the general partner perform centralized corporate functions for the Partnership, such as legal; accounting; treasury; cash management; investor relations; insurance administration and claims processing; risk management; health, safety and environmental; information technology; human resources; credit; payroll; internal audit; tax; marketing; and midstream administration. The Partnership's reimbursement to Anadarko for certain general and administrative expenses allocated to the Partnership was capped at $9.0 million and $6.9 million for the years ended December 31, 2010 and 2009, respectively. The cap under the omnibus agreement expired on December 31, 2010. Expenses in excess of the cap for the years ended December 31, 2010 and 2009, were recorded as capital contributions from Anadarko and did not impact the Partnership's cash flows. For the year ended December 31, 2011, and thereafter, Anadarko, in accordance with the partnership and omnibus agreements, determined, in its reasonable discretion, amounts to be allocated to the Partnership in exchange for services provided under the omnibus agreement. Such amount was $19.5 million for the year ended December 31, 2011, comprised of $11.8 million of allocated general and administrative expenses and $7.7 million of public company expenses. The Partnership also incurred $8.0 million and $7.5 million in public company expenses not subject to the cap previously contained in the omnibus agreement, excluding equity-based compensation, during the years ended December 31, 2010 and 2009, respectively. See Summary of affiliate transactions below.

Services and secondment agreement. Pursuant to the services and secondment agreement, specified employees of Anadarko are seconded to the general partner to provide operating, routine maintenance and other services with respect to the assets owned and operated by the Partnership under the direction, supervision and control of the general partner. Pursuant to the services and secondment agreement, the Partnership reimburses Anadarko for services provided by the seconded employees. The initial term of the services and secondment agreement extends through May 2018 and the term will automatically extend for additional twelve-month periods unless either party provides 180 days written notice of termination before the applicable twelve-month period expires. The consolidated financial statements of the Partnership include costs allocated by Anadarko pursuant to the services and secondment agreement for periods including and subsequent to the Partnership's acquisition of the Partnership assets.

Tax sharing agreement. Pursuant to a tax sharing agreement, the Partnership reimburses Anadarko for the Partnership's estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, borne by Anadarko on behalf of the Partnership as a result of the Partnership's results being included in a combined or consolidated tax return filed by Anadarko with respect to periods including and subsequent to the Partnership's acquisition of the Partnership assets. Anadarko may use its tax attributes to cause its combined or consolidated group, of which the Partnership may be a member for this purpose, to owe no tax. Nevertheless, the Partnership is required to reimburse Anadarko for its estimated share of taxes the Partnership would have owed had the attributes not been available or used for the Partnership's benefit, regardless of whether Anadarko pays taxes for the period.

Allocation of costs. Prior to the Partnership's acquisition of the Partnership assets, the consolidated financial statements of the Partnership include costs allocated by Anadarko in the form of a management services fee, which approximated the general and administrative costs incurred by Anadarko attributable to the Partnership assets. This management services fee was allocated to the Partnership based on its proportionate share of Anadarko's assets and revenues or other contractual arrangements. Management believes these allocation methodologies are reasonable.

The employees supporting the Partnership's operations are employees of Anadarko. Anadarko charges the Partnership its allocated share of personnel costs, including costs associated with Anadarko's equity-based compensation plans, non-contributory defined pension and postretirement plans and defined contribution savings plan, through the management services fee or pursuant to the omnibus agreement and services and secondment agreement described above. In general, the Partnership's reimbursement to Anadarko under the omnibus agreement or services and secondment agreements is either (i) on an actual basis for direct expenses Anadarko and the general partner incur on behalf of the Partnership, or (ii) based on an allocation of salaries and related employee benefits between the Partnership, the general partner and Anadarko based on estimates of time spent on each entity's business and affairs. The vast majority of direct general and administrative expenses charged to the Partnership by Anadarko are attributed to the Partnership on an actual basis, excluding any mark-up or subsidy charged or received by Anadarko. With respect to allocated costs, management believes the allocation method employed by Anadarko is reasonable. While it is not practicable to determine what these direct and allocated costs would be on a stand-alone basis if the Partnership were to directly obtain these services, management believes these costs would be substantially the same.

Long-term incentive plan. The general partner awarded phantom units under the LTIP primarily to (i) the general partner's Chief Executive Officer and (ii) independent directors in 2011, and primarily to independent directors in 2010 and 2009. The phantom units awarded to the independent directors vest one year from the grant date, while all other awards are subject to graded vesting over a three-year service period. Compensation expense attributable to the phantom units granted under the LTIP is recognized entirely by the Partnership over the vesting period and was approximately $0.3 million, $0.3 million and $0.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, there was $0.6 million of unrecognized compensation expense attributable to the LTIP, of which $0.5 million will be allocated to the Partnership, and is expected to be recognized over a weighted-average period of 2.3 years.

The following table summarizes LTIP award activity for the years ended December 31, 2011, 2010 and 2009:

	2011		2010		2009
	Weighted-		Weighted-		Weighted-
	Average		Average		Average
	Grant-Date		Grant-Date		Grant-Date
	Fair Value	Units	Fair Value	Units	Fair Value	Units

Phantom units outstanding
at beginning of year	$20.19	17,503	$15.02	21,970	$16.50	30,304
Vested	$20.51	(15,119)	$15.02	(19,751)	$16.50	(30,304)
Granted	$35.66	21,594	$20.94	15,284	$15.02	21,970
Phantom units outstanding
at end of year	$33.92	23,978	$20.19	17,503	$15.02	21,970

Equity incentive plan and Anadarko incentive plans. The Partnership's general and administrative expenses include equity-based compensation costs allocated by Anadarko to the Partnership for grants made pursuant to the Incentive Plan as well as the Anadarko Incentive Plans. The Partnership's general and administrative expense for the years ended December 31, 2011, 2010 and 2009 included approximately $13.9 million, $5.4 million and $4.1 million, respectively, of allocated equity-based compensation expense for grants made pursuant to the Incentive Plan and Anadarko Incentive Plans. A portion of these expenses are allocated to the Partnership by Anadarko as a component of compensation expense for the executive officers of the Partnership's general partner and other employees pursuant to the omnibus agreement and employees who provide services to the Partnership pursuant to the services and secondment agreement. These amounts exclude compensation expense associated with the LTIP.

       As of December 31, 2011, the Partnership estimates that $5.5 million of unrecognized compensation expense attributable to the Incentive Plan will be allocated to the Partnership over a weighted-average period of 1.4 years. In addition, the Partnership estimates that $3.7 million of unrecognized compensation expense attributable to the Anadarko Incentive Plans, excluding performance-based awards, will be allocated to the Partnership over a weighted-average period of 2.0 years. As of December 31, 2011, the compensation cost related to performance-based awards under the Anadarko Incentive Plans that could be allocated to the Partnership during the next three years is approximately $0.1 million.

Equipment purchase and sale. In September 2010, the Partnership sold idle compressors with a net carrying value of $2.6 million to Anadarko for $2.8 million in cash. The gain on the sale was recorded as an adjustment to Partners' capital. In November 2010, the Partnership purchased compressors with a net carrying value of $0.4 million from Anadarko for $0.4 million in cash.

       In November 2011, the Partnership purchased equipment with a net carrying value of $2.0 million from Anadarko for $3.8 million in cash, with the difference recorded as an adjustment to Partners' capital.

Summary of affiliate transactions. Affiliate transactions include revenue from affiliates, reimbursement of operating expenses and purchases of natural gas. The following table summarizes affiliate transactions, including transactions with Anadarko, its affiliates and the general partner:

	Year Ended December 31,
thousands	2011	2010	2009

Revenues (1)	$648,997	$571,628	$521,850
Cost of product (1)	83,722	95,667	94,999
Operation and maintenance (2)	51,339	46,379	41,444
General and administrative (3)	31,855	23,807	27,408
Operating expenses	166,916	165,853	163,851
Interest income, net (4)	28,560	20,243	20,717
Interest expense (5)	4,935	6,924	9,096
Distributions to unitholders (6)	68,039	52,337	44,450
Contributions from noncontrolling interest owners	16,476	2,019	34,011
Distributions to noncontrolling interest owners	9,437	6,476	5,410

____________________________________________________________

(1)       Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.

(2)       Represents expenses incurred under the services and secondment agreement, as applicable.

(3)       Represents general and administrative expense incurred under the omnibus agreement, as applicable.

(4)       Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the Partnership assets prior to their acquisition were entirely settled through an adjustment to parent net equity.

(5)       Represents interest expense recognized on the note payable to Anadarko.

(6)       Represents distributions paid under the partnership agreement.

Concentration of credit risk. Anadarko was the only customer from whom revenues exceeded 10% of the Partnership's consolidated revenues for all periods presented on the Partnership's consolidated statements of income.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Taxes

The components of the Partnership's income tax expense (benefit) are as follows:

	Year Ended December 31,
thousands	2011	2010	2009

Current income tax expense (benefit)
Federal income tax expense (benefit)	$15,890	$10,580	$20,253
State income tax expense	524	1,534	1,856
Total current income tax expense (benefit)	16,414	12,114	22,109
Deferred income tax expense (benefit)
Federal income tax expense (benefit)	2,464	9,709	696
State income tax expense (benefit)	140	(121)	(646)
Total deferred income tax expense (benefit)	2,604	9,588	50
Total income tax expense	$19,018	$21,702	$22,159

Total income taxes differed from the amounts computed by applying the statutory income tax rate to income before income taxes. The sources of these differences are as follows:

	Year Ended December 31,
thousands except percentages	2011	2010	2009

Income before income taxes	$207,364	$178,899	$148,654
Statutory tax rate	0%	0%	0%
Tax computed at statutory rate	$—	$—	$—
Adjustments resulting from:
Federal taxes on income attributable to Partnership assets pre-acquisition	18,354	20,678	21,407
State taxes on income attributable to Partnership assets pre-acquisition
(net of federal benefit)	—	724	852
Texas margin tax expense (benefit)	664	300	(100)
Income tax expense	$19,018	$21,702	$22,159

Effective tax rate	9%	12%	15%

The tax effects of temporary differences that give rise to significant portions of deferred tax assets (liabilities) are as follows:

	December 31,
thousands	2011	2010

Credit carryforwards	$14	$14
Other	—	2
Net current deferred income tax assets	14	16
Depreciable property	(83,566)	(100,889)
Partnership basis	(24,481)	(26,320)
Credit carryforwards	556	570
Other	114	(207)
Net long-term deferred income tax liabilities	(107,377)	(126,846)
Total net deferred income tax liabilities	$(107,363)	$(126,830)

Credit carryforwards, which are available for utilization on future income tax returns, consist of $0.6 million of state income tax credits that expire in 2026.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property Plant And Equipment Abstract
Property, Plant and Equipment

A summary of the historical cost of the Partnership's property, plant and equipment is as follows:

	Estimated	December 31,
thousands	Useful Life	2011	2010

Land	n/a	$364	$364
Gathering systems	5 to 47 years	2,437,152	2,102,219
Pipelines and equipment	15 to 45 years	90,883	89,778
Assets under construction	n/a	104,687	44,388
Other	3 to 25 years	4,927	3,059
Total property, plant and equipment		2,638,013	2,239,808
Accumulated depreciation		585,789	486,046
Net property, plant and equipment		$2,052,224	$1,753,762

The cost of property classified as “Assets under construction” is excluded from capitalized costs being depreciated. These amounts represent property that is not yet suitable to be placed into productive service as of the respective balance sheet date. In addition, property, plant and equipment cost, as well as third-party accrued liability balances in the Partnership's consolidated balance sheets include $15.0 million and $9.6 million of accrued capital as of December 31, 2011 and 2010, respectively, representing estimated capital expenditures for which invoices had not yet been processed.

Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

The intangible asset balance in the Partnership's consolidated balance sheets represents the fair value, net of amortization, related to the contracts assumed by the Partnership in connection with the Platte Valley acquisition in February 2011, which dedicate certain customers' field production to the acquired gathering and processing system. These long-term contracts provide an extended commercial relationship with the existing customers whereby the Partnership will have the opportunity to gather and process future production from the customers' acreage. These contracts are generally limited, however, by the quantity and production life of the underlying natural gas resource base.

At December 31, 2011, the carrying value of the Partnership's customer relationship intangible assets was $52.9 million, net of $0.9 million of accumulated amortization, and was included in goodwill and other intangible assets in the Partnership's consolidated balance sheets. Customer relationships are amortized on a straight-line basis over 50 years, which is the estimated productive life of the reserves covered by the underlying acreage ultimately expected to be produced and gathered or processed through the Partnership's assets subject to current contractual arrangements. No intangible asset impairment has been recognized in connection with these assets (see Note 1).

Estimated future amortization for these intangible assets over the next five years is as follows:

Future
thousands	Amortization

2012	$1,075
2013	1,075
2014	1,075
2015	1,075
2016	1,075

Asset Retirement Obligations	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations

The following table provides a summary of changes in asset retirement obligations:

	Year Ended December 31,
thousands	2011	2010

Carrying amount of asset retirement obligations at beginning of year	$44,777	$55,862
Liabilities incurred	15,390	800
Liabilities settled	—	(104)
Accretion expense	3,781	3,740
Revisions in estimated liabilities	(679)	(15,521)
Carrying amount of asset retirement obligations at end of year	$63,269	$44,777

The increase in asset retirement obligations for the year ended December 31, 2011, is primarily a result of the liabilities incurred in connection with the acquisition of the Platte Valley assets (see Note 2). Revisions in estimates for the year ended December 31, 2010, related primarily to a decrease in the inflation rate.

Debt and Interest Expense	12 Months Ended
Dec. 31, 2011
Debt Instruments Abstract
Debt and Interest Expense

The following table presents the Partnership's outstanding debt as of December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
		Carrying	Fair		Carrying	Fair
thousands	Principal	Value	Value	Principal	Value	Value

Revolving credit facility	$—	$—	$—	$49,000	$49,000	$49,000
5.375% Senior Notes due 2021	500,000	494,178	499,950	—	—	—
Wattenberg term loan	—	—	—	250,000	250,000	250,000
Note payable to Anadarko	175,000	175,000	174,528	175,000	175,000	168,116
Total debt outstanding (1)	$675,000	$669,178	$674,478	$474,000	$474,000	$467,116

_______________________________________________________

(1)       The Partnership's consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.

Debt activity. The following table presents the debt activity of the Partnership for the years ended December 31, 2011 and 2010:

thousands	Carrying Value

Balance as of December 31, 2009	$175,000
Revolving credit facility borrowings	410,000
Repayment of revolving credit facility	(361,000)
Revolving credit facility borrowings – Swingline	10,000
Repayment of revolving credit facility – Swingline	(10,000)
Issuance of Wattenberg term loan	250,000
Balance as of December 31, 2010	$474,000
Revolving credit facility borrowings	570,000
Repayment of revolving credit facility	(619,000)
Repayment of Wattenberg term loan	(250,000)
Revolving credit facility borrowings – Swingline	30,000
Repayment of revolving credit facility – Swingline	(30,000)
Issuance of 5.375% Senior Notes due 2021	500,000
Other and changes in debt discount	(5,822)
Balance as of December 31, 2011	$669,178

5.375% Senior Notes due 2021. In May 2011, the Partnership completed the offering of $500.0 million aggregate principal amount of 5.375% Senior Notes due 2021 (the “Notes”) at a price to the public of 98.778% of the face amount of the Notes. Including the effects of the issuance and underwriting discounts, the effective interest rate is 5.648%. Interest on the Notes is paid semi-annually on June 1 and December 1 of each year, with payments commencing on December 1, 2011. Proceeds from the offering of the Notes (net of the underwriting discount of $3.3 million and debt issuance costs) were used to repay the then-outstanding balance on the Partnership's revolving credit facility, with the remainder used for general partnership purposes.

The Notes mature on June 1, 2021, unless redeemed at a redemption price that includes a make-whole premium. The Partnership may redeem the Notes in whole or in part, at any time before March 1, 2021, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes (exclusive of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the indenture governing the Notes) plus 40 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to such redemption date. On or after March 1, 2021, the Notes will be redeemable and repayable, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued interest on the Notes to be redeemed to the date of redemption.

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by each of the Partnership's wholly owned subsidiaries (the “Subsidiary Guarantors”). The Subsidiary Guarantors' guarantees will be released if the Subsidiary Guarantors are released from their obligations under the Partnership's revolving credit facility. See Note 13 for the condensed financial statements of the Subsidiary Guarantors.

The Notes indenture contains customary events of default including, among others, (i) default in any payment of interest on any debt securities when due that continues for 30 days; (ii) default in payment, when due, of principal of or premium, if any, on the Notes at maturity; and (iii) certain events of bankruptcy or insolvency with respect to the Partnership. The indenture governing the Notes also contains covenants that limit, among other things, the ability of the Partnership and the Subsidiary Guarantors to (i) create liens on their principal properties; (ii) engage in sale and leaseback transactions; and (iii) merge or consolidate with another entity or sell, lease or transfer substantially all of their properties or assets to another entity. At December 31, 2011, the Partnership was in compliance with all covenants under the Notes.

Note payable to Anadarko. In December 2008, the Partnership entered into a five-year $175.0 million term loan agreement with Anadarko. The interest rate was fixed at 4.00% until November 2010. The term loan agreement was amended in December 2010 to fix the interest rate at 2.82% through maturity in 2013. The Partnership has the option, at any time, to repay the outstanding principal amount in whole or in part.

The provisions of the five-year term loan agreement contain customary events of default, including (i) non-payment of principal when due or non-payment of interest or other amounts within three business days of when due, (ii) certain events of bankruptcy or insolvency with respect to the Partnership and (iii) a change of control. At December 31, 2011, the Partnership was in compliance with all covenants under this agreement.

Revolving credit facility. In March 2011, the Partnership entered into an amended and restated $800.0 million senior unsecured revolving credit facility (the “RCF”) and borrowed $250.0 million under the RCF to repay the Wattenberg term loan (described below). The RCF amended and restated the Partnership's $450.0 million credit facility, which was originally entered into in October 2009. The RCF matures in March 2016 and bears interest at London Interbank Offered Rate (“LIBOR”) plus applicable margins currently ranging from 1.30% to 1.90%, or an alternate base rate equal to the greatest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.5%, or (c) LIBOR plus 1%, plus applicable margins currently ranging from 0.30% to 0.90%. The interest rate was 1.80% and 3.26% at December 31, 2011 and 2010, respectively. The Partnership is required to pay a quarterly facility fee currently ranging from 0.20% to 0.35% of the commitment amount (whether used or unused), based upon the Partnership's senior unsecured debt rating. The facility fee rate was 0.25% and 0.50% at December 31, 2011 and 2010, respectively.

The RCF contains covenants that limit, among other things, the ability of the Partnership and certain of its subsidiaries to incur additional indebtedness, grant certain liens, merge, consolidate or allow any material change in the character of its business, sell all or substantially all of the Partnership's assets, make certain transfers, enter into certain affiliate transactions, make distributions or other payments other than distributions of available cash under certain conditions and use proceeds other than for partnership purposes. The RCF also contains various customary covenants, customary events of default and certain financial tests as of the end of each quarter, including a maximum consolidated leverage ratio (which is defined as the ratio of consolidated indebtedness as of the last day of a fiscal quarter to Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (“Consolidated EBITDA”) for the most recent four consecutive fiscal quarters ending on such day) of 5.0 to 1.0, or a consolidated leverage ratio of 5.5 to 1.0 with respect to quarters ending in the 270-day period immediately following certain acquisitions, and a minimum consolidated interest coverage ratio (which is defined as the ratio of Consolidated EBITDA for the most recent four consecutive fiscal quarters to consolidated interest expense for such period) of 2.0 to 1.0.

All amounts due under the RCF are unconditionally guaranteed by the Partnership's wholly owned subsidiaries. The Partnership will no longer be required to comply with the minimum consolidated interest coverage ratio, as well as the subsidiary guarantees and certain of the aforementioned covenants, if the Partnership obtains two of the following three ratings: BBB- or better by Standard & Poor's, Baa3 or better by Moody's Investors Service, or BBB- or better by Fitch Ratings. At December 31, 2011, the Partnership was in compliance with all covenants under the RCF. As of December 31, 2011, no amounts were outstanding under the RCF, and $800.0 million was available for borrowing. See Note 2 for borrowing activity under the RCF in January 2012, related to the MGR acquisition.

Wattenberg term loan. In connection with the Wattenberg acquisition, in August 2010 the Partnership borrowed $250.0 million under a three-year term loan from a group of banks (“Wattenberg term loan”). The Wattenberg term loan incurred interest at LIBOR plus a margin ranging from 2.50% to 3.50% depending on the Partnership's consolidated leverage ratio as defined in the Wattenberg term loan agreement. The Partnership repaid the Wattenberg term loan in March 2011 using borrowings from its RCF and recognized $1.3 million of accelerated amortization expense related to its early repayment.

Interest-rate swap agreement. The Partnership entered into a forward-starting interest-rate swap agreement in March 2011 to mitigate the risk of rising interest rates prior to the issuance of the Notes. In May 2011, the Partnership issued the Notes and terminated the swap agreement, realizing a loss of $1.9 million, which is included in other expense, net in the Partnership's consolidated statements of income.

Interest expense. The following table summarizes the amounts included in interest expense:

	Year Ended December 31,
thousands	2011	2010	2009

Third Parties
Interest expense on long-term debt	$20,533	$8,530	$304
Amortization of debt issuance costs and commitment fees (1)	5,297	3,340	555
Capitalized interest	(420)	—	—
Total interest expense – third parties	25,410	11,870	859
Affiliates
Interest expense on notes payable to Anadarko	4,935	6,828	8,953
Credit facility commitment fees	—	96	143
Total interest expense – affiliates	4,935	6,924	9,096
Interest expense	$30,345	$18,794	$9,955

___________________________________________________________________

(1)       For the year ended December 31, 2011, includes $0.5 million of amortization of the original issue discount and underwriters' fees related to the Notes.

Commitment and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments and Contingencies

Environmental obligations. The Partnership is subject to various environmental-remediation obligations arising from federal, state and local regulations regarding air and water quality, hazardous and solid waste disposal and other environmental matters. As of December 31, 2011, the Partnership's consolidated balance sheet included a $1.7 million current liability and a $1.6 million long-term liability for remediation and reclamation obligations, included in third-party accrued liabilities and asset retirement obligations and other, respectively. As of December 31, 2010, the Partnership's consolidated balance sheet included a $0.6 million current liability and a $0.9 million long-term liability for remediation and reclamation obligations, included in third-party accrued liabilities and asset retirement obligations and other, respectively. The recorded obligations do not include any anticipated insurance recoveries. Substantially all of the payments related to these obligations are expected to be made over the next five years. Management regularly monitors the remediation and reclamation process and the liabilities recorded and believes the Partnership's environmental obligations are adequate to fund remedial actions to comply with present laws and regulations, and that the ultimate liability for these matters, if any, will not differ materially from recorded amounts nor materially affect the Partnership's overall results of operations, cash flows or financial condition. There can be no assurance, however, that current regulatory requirements will not change, or past non-compliance with environmental issues will not be discovered.

Litigation and legal proceedings. In March 2011, DCP Midstream LP (“DCP”) filed a lawsuit against Anadarko and others, including a Partnership subsidiary, Kerr-McGee Gathering LLC, in Weld County District Court (the “Court”) in Colorado, alleging that Anadarko and its affiliates diverted gas from DCP's gathering and processing facilities in breach of certain dedication agreements. In addition to various claims against Anadarko, DCP is claiming unjust enrichment and other damages against Kerr-McGee Gathering LLC, the entity which holds the Wattenberg assets. Anadarko countersued DCP asserting that DCP has not properly allocated values and charges to Anadarko for the gas that DCP gathers and/or processes, and seeks a judgment that DCP has no valid gathering or processing rights to much of the gas production it is claiming, in addition to other claims. In July 2011, the Court denied the defendants' motion to dismiss without ruling on the merits and the case is proceeding to the discovery phase. Management does not believe the outcome of this proceeding will have a material effect on the Partnership's financial condition, results of operations or cash flows. The Partnership intends to vigorously defend this litigation. Furthermore, without regard to the merit of DCP's claims, management believes that the Partnership has adequate contractual indemnities covering the claims against it in this lawsuit.

In addition, from time to time, the Partnership is involved in legal, tax, regulatory and other proceedings in various forums regarding performance, contracts and other matters that arise in the ordinary course of business. Management is not aware of any such proceeding for which a final disposition could have a material adverse effect on the Partnership's financial condition, results of operations or cash flows.

Other commitments. The Partnership has short-term payment obligations, or commitments, related to capital spending programs of the Partnership, as well as its unconsolidated affiliates. As of December 31, 2011, the Partnership had unconditional payment obligations for services to be rendered, or products to be delivered in connection with its capital projects of approximately $30.2 million, primarily related to the construction of a second cryogenic train at the Chipeta plant, all of which will be spent in 2012.

Lease commitments. Anadarko, on behalf of the Partnership, has entered into lease agreements for corporate offices, shared field offices and a warehouse supporting the Partnership's operations. The leases for the shared field offices extend through 2018, and the lease for the warehouse extends through March 2012 and includes an early termination clause. The lease for the Partnership's corporate offices expires in January 2012, and during 2011, Anadarko entered into a new agreement for the Partnership's corporate offices that extends through March 2017. Anadarko, on behalf of the Partnership, continues to lease certain other compression equipment under leases expiring through January 2015.

In addition, during 2010, Anadarko and Kerr-McGee Gathering LLC purchased an aggregate $44.5 million of previously leased compression equipment used at the Granger and Wattenberg assets, which terminated the leases and associated lease expense. The purchased compression equipment was contributed to the Partnership pursuant to provisions of the contribution agreements for the Granger and the Wattenberg acquisitions. Rent expense associated with the office, warehouse and equipment leases was approximately $4.1 million, $7.7 million and $10.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The amounts in the table below represent existing contractual operating lease obligations as of December 31, 2011, that may be assigned or otherwise charged to the Partnership pursuant to the reimbursement provisions of the omnibus agreement:

thousands	Operating Leases

2012	$261
2013	228
2014	168
2015	168
2016	168
Thereafter	103
Total	$1,096

Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Event

Refer to Note 2 for a description of the MGR acquisition in January 2012. In conjunction with the MGR acquisition, the Partnership entered into commodity price swap agreements with Anadarko that do not contain fixed notional volumes, each effective for one year beginning January 1, 2012, and extending through December 31, 2016. Below is a summary of the fixed prices on the Partnership's commodity price swap agreements for the system:

	Year Ended December 31,
per barrel except natural gas	2012	2013	2014	2015	2016

Ethane	$26.87	$25.34	$24.10	$23.41	$23.11
Propane	$57.97	$55.59	$53.78	$52.99	$52.90
Isobutane	$80.98	$77.66	$75.13	$74.02	$73.89
Normal butane	$71.15	$68.24	$66.01	$65.04	$64.93
Natural gasoline	$89.51	$85.84	$83.04	$81.82	$81.68
Condensate	$89.51	$85.84	$83.04	$81.82	$81.68
Natural gas (per MMbtu)	$3.62	$4.17	$4.45	$4.66	$4.87

Condensed Consolidating Financial Statements	12 Months Ended
Dec. 31, 2011
Condensed Consolidating Financial Statements [Abstract]
Condensed Consolidating Financial Statements

The Partnership may issue an indeterminate amount of common units and various debt securities under its effective shelf registration statement on file with the SEC. The Notes are, and any future debt securities issued under such registration statement may be, guaranteed by the Subsidiary Guarantors. The guarantees are full, unconditional, joint and several. The following condensed consolidating financial information reflects the Partnership's stand-alone accounts, the combined accounts of the Subsidiary Guarantors, the accounts of the Non-Guarantor Subsidiary, consolidating adjustments, and eliminations and the Partnership's consolidated financial information. The condensed consolidating financial information should be read in conjunction with the Partnership's accompanying consolidated financial statements and related notes.

Western Gas Partners, LP's and the Subsidiary Guarantors' investment in and equity income from their subsidiaries are presented in accordance with the equity method of accounting in which the equity income from subsidiaries includes the results of operations of the Partnership assets for periods including and subsequent to the Partnership's acquisition of the Partnership assets.

	Statement of Income
	Year Ended December 31, 2011
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Revenues	$(2,957)	$756,764	$69,458	$—	$823,265
Operating expenses	61,009	512,374	40,689	—	614,072
Operating income (loss)	(63,966)	244,390	28,769	—	209,193
Interest income, net – affiliates	16,900	11,693	—	(33)	28,560
Interest expense	(30,378)	—	—	33	(30,345)
Other income (expense), net	(1,745)	1,689	12	—	(44)
Equity income	219,349	14,678	—	(234,027)	—
Income before income taxes	140,160	272,450	28,781	(234,027)	207,364
Income tax expense	—	19,018	—	—	19,018
Net income	140,160	253,432	28,781	(234,027)	188,346
Net income attributable to
noncontrolling interests	—	14,103	—	—	14,103
Net income attributable to
Western Gas Partners, LP	$140,160	$239,329	$28,781	$(234,027)	$174,243

	Statement of Income
	Year Ended December 31, 2010
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Revenues	$23,153	$596,033	$44,088	$—	$663,274
Operating expenses	44,593	419,058	21,635	—	485,286
Operating income (loss)	(21,440)	176,975	22,453	—	177,988
Interest income, net – affiliates	16,900	3,374	—	(31)	20,243
Interest expense	(18,825)	—	—	31	(18,794)
Other income (expense), net	(2,331)	1,787	6	—	(538)
Equity income	139,613	11,454	—	(151,067)	—
Income before income taxes	113,917	193,590	22,459	(151,067)	178,899
Income tax expense	—	21,702	—	—	21,702
Net income	113,917	171,888	22,459	(151,067)	157,197
Net income attributable to
noncontrolling interests	—	11,005	—	—	11,005
Net income attributable to
Western Gas Partners, LP	$113,917	$160,883	$22,459	$(151,067)	$146,192

	Statement of Income
	Year Ended December 31, 2009
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Revenues	$20,642	$557,115	$42,007	$—	$619,764
Operating expenses	34,602	427,820	21,078	—	483,500
Operating income (loss)	(13,960)	129,295	20,929	—	136,264
Interest income, net – affiliates	16,900	3,834	—	(17)	20,717
Interest expense	(9,972)	—	—	17	(9,955)
Other income (expense), net	32	1,586	10	—	1,628
Equity income	78,408	5,138	—	(83,546)	—
Income before income taxes	71,408	139,853	20,939	(83,546)	148,654
Income tax expense	—	22,159	—	—	22,159
Net income	71,408	117,694	20,939	(83,546)	126,495
Net income attributable to
noncontrolling interests	—	10,260	—	—	10,260
Net income attributable to
Western Gas Partners, LP	$71,408	$107,434	$20,939	$(83,546)	$116,235

	Balance Sheet
	December 31, 2011
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Current assets	$207,913	$110,619	$25,977	$(88,061)	$256,448
Note receivable – Anadarko	260,000	—	—	—	260,000
Investment in consolidated
subsidiaries	1,232,245	130,396	—	(1,362,641)	—
Net property, plant and equipment	735	1,812,275	239,214	—	2,052,224
Other long-term assets	8,164	260,790	—	—	268,954
Total assets	$1,709,057	$2,314,080	$265,191	$(1,450,702)	$2,837,626

Current liabilities	$95,817	$56,762	$12,078	$(88,061)	$76,596
Long-term debt	669,178	—	—	—	669,178
Deferred income taxes	—	107,377	—	—	107,377
Asset retirement obligations and other	104	64,980	2,085	—	67,169
Total liabilities	765,099	229,119	14,163	(88,061)	920,320
Partners’ capital	943,958	1,964,237	251,028	(1,362,641)	1,796,582
Noncontrolling interests	—	120,724	—	—	120,724
Total liabilities, equity
and partners’ capital	$1,709,057	$2,314,080	$265,191	$(1,450,702)	$2,837,626

	Balance Sheet
	December 31, 2010
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Current assets	$24,972	$209,649	$10,346	$(200,342)	$44,625
Note receivable – Anadarko	260,000	—	—	—	260,000
Investment in consolidated
subsidiaries	1,052,073	97,018	—	(1,149,091)	—
Net property, plant and equipment	165	1,572,383	181,214	—	1,753,762
Other long-term assets	2,361	202,346	—	—	204,707
Total assets	$1,339,571	$2,081,396	$191,560	$(1,349,433)	$2,263,094

Current liabilities	$201,989	$47,946	$2,127	$(200,342)	$51,720
Long-term debt	474,000	—	—	—	474,000
Deferred income taxes	—	126,846	—	—	126,846
Asset retirement obligations and other	38	46,507	1,954	—	48,499
Total liabilities	676,027	221,299	4,081	(200,342)	701,065
Partners’ capital	663,544	1,769,635	187,479	(1,149,091)	1,471,567
Noncontrolling interests	—	90,462	—	—	90,462
Total liabilities, equity
and partners’ capital	$1,339,571	$2,081,396	$191,560	$(1,349,433)	$2,263,094

	Statement of Cash Flows
	Year Ended December 31, 2011
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Net income	$140,160	$253,432	$28,781	$(234,027)	$188,346
Adjustments to reconcile net income to
net cash provided by operating activities:
Equity income	(219,349)	(14,678)	—	234,027	—
Depreciation, amortization and impairments	55	106,230	5,619	—	111,904
Change in other items, net	(93,715)	118,719	1,917	—	26,921
Net cash provided by
(used in) operating activities	(172,849)	463,703	36,317	—	327,171
Net cash used in investing activities	(25,416)	(409,715)	(55,384)	17,564	(472,951)
Net cash provided by
(used in) financing activities	382,049	(53,988)	34,768	(17,564)	345,265
Net increase (decrease) in cash and cash
equivalents	183,784	—	15,701	—	199,485
Cash and cash equivalents
at beginning of period	21,479	—	5,595	—	27,074
Cash and cash equivalents at end of period	$205,263	$—	$21,296	$—	$226,559

	Statement of Cash Flows
	Year Ended December 31, 2010
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Net income	$113,917	$171,888	$22,459	$(151,067)	$157,197
Adjustments to reconcile net income to
net cash provided by operating activities:
Equity income	(139,613)	(11,454)	—	151,067	—
Depreciation, amortization and impairments	54	85,199	5,757	—	91,010
Change in other items, net	149,408	(130,554)	(3,312)	—	15,542
Net cash provided by operating activities	123,766	115,079	24,904	—	263,749
Net cash used in investing activities	(734,780)	(147,924)	(2,803)	—	(885,507)
Net cash provided by
(used in) financing activities	570,863	32,845	(24,860)	—	578,848
Net increase (decrease) in cash and
cash equivalents	(40,151)	—	(2,759)	—	(42,910)
Cash and cash equivalents
at beginning of period	61,630	—	8,354	—	69,984
Cash and cash equivalents at end of period	$21,479	$—	$5,595	$—	$27,074

	Statement of Cash Flows
	Year Ended December 31, 2009
	Western		Non-
	Gas	Subsidiary	Guarantor
thousands	Partners, LP	Guarantors	Subsidiary	Eliminations	Consolidated

Net income	$71,408	$117,694	$20,939	$(83,546)	$126,495
Adjustments to reconcile net income to
net cash provided by operating activities:
Equity income	(78,408)	(5,138)	—	83,546	—
Depreciation, amortization and impairments	54	86,134	4,504	—	90,692
Change in other items, net	2,112	(3,946)	(15,081)	12,493	(4,422)
Net cash provided by
(used in) operating activities	(4,834)	194,744	10,362	12,493	212,765
Net cash used in investing activities	—	(183,750)	(39,378)	—	(223,128)
Net cash provided by
(used in) financing activities	33,157	(10,994)	34,603	(12,493)	44,273
Net increase (decrease) in cash and
cash equivalents	28,323	—	5,587	—	33,910
Cash and cash equivalents
at beginning of period	33,307	—	2,767	—	36,074
Cash and cash equivalents at end of period	$61,630	$—	$8,354	$—	$69,984

Supplemental Quarterly Information	12 Months Ended
Dec. 31, 2011
Selected Quarterly Financial Information [Abstract]
Supplemental Quarterly Information

The following table presents a summary of the Partnership's operating results by quarter for the years ended December 31, 2011 and 2010. The Partnership's operating results reflect the operations of the Partnership assets from the dates of common control, unless otherwise noted, and have been recast to include results attributable to the Bison and MGR assets, as applicable. See Note 2. Acquisitions in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K.

	First	Second	Third	Fourth
thousands except per-unit amounts	Quarter	Quarter	Quarter	Quarter
2011
Revenues	$180,842	$209,680	$217,546	$215,197
Operating income	$50,972	$58,181	$53,946	$46,094
Net income attributable to Western Gas Partners, LP	$43,897	$45,026	$45,306	$40,014
Net income per common unit – basic and diluted (1)	$0.43	$0.40	$0.41	$0.35
Net income per subordinated unit – basic and diluted (1)	$0.41	$0.38	$—	$—
2010
Revenues	$171,195	$165,915	$163,139	$163,025
Operating income	$42,729	$44,394	$41,335	$49,530
Net income attributable to Western Gas Partners, LP	$34,447	$33,890	$36,189	$41,666
Net income per common unit – basic and diluted (1)	$0.37	$0.35	$0.44	$0.48
Net income per subordinated unit – basic and diluted (1)	$0.37	$0.35	$0.44	$0.44

____________________________________________________________

(1)       Represents net income for periods including and subsequent to the acquisition of the Partnership assets (as defined in Note 1. Summary of Significant Accounting Policies in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K). In addition, all subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011. See Note 4. Equity and Partners' Capital in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Presentation of partnership assets policy

Presentation of Partnership assets. References to the “Partnership assets” refer collectively to the assets owned by the Partnership as of December 31, 2011. Because of Anadarko's control of the Partnership through its ownership of the general partner, each acquisition of Partnership assets, except for the acquisitions of the Platte Valley assets and the 9.6% interest in White Cliffs from third parties, was considered a transfer of net assets between entities under common control (see Note 2). As a result, after each acquisition of assets from Anadarko, the Partnership is required to recast its financial statements to include the activities of the Partnership assets as of the date of common control.

       The consolidated financial statements for periods prior to the Partnership's acquisition of the Partnership assets have been prepared from Anadarko's historical cost-basis accounts and may not necessarily be indicative of the actual results of operations that would have occurred if the Partnership had owned the assets during the periods reported. Net income attributable to the Partnership assets for periods prior to the Partnership's acquisition of such assets is not allocated to the limited partners for purposes of calculating net income per common or subordinated unit.

Use of estimates policy

Use of estimates. In preparing financial statements in accordance with GAAP, management makes informed judgments and estimates that affect the amounts reported in the consolidated financial statements and the notes thereto. Management evaluates its estimates and related assumptions regularly, utilizing historical experience and other methods considered reasonable under the circumstances. Changes in facts and circumstances or additional information, may result in revised estimates and actual results may differ from these estimates. Effects on the Partnership's business, financial condition and results of operations resulting from revisions to estimates are recognized when the facts that give rise to the revision become known.

Fair value policy

Fair value. The fair-value-measurement standard defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard characterizes inputs used in determining fair value according to a hierarchy that prioritizes those inputs based upon the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

Level 1 – Inputs represent quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (for example, quoted market prices for similar assets or liabilities in active markets or quoted market prices for identical assets or liabilities in markets not considered to be active, inputs other than quoted prices that are observable for the asset or liability, or market-corroborated inputs).

Level 3 – Inputs that are not observable from objective sources, such as management's internally developed assumptions used in pricing an asset or liability (for example, an estimate of future cash flows used in management's internally developed present value of future cash flows model that underlies the fair value measurement).

Nonfinancial assets and liabilities initially measured at fair value include certain assets and liabilities acquired in a third-party business combination, assets and liabilities exchanged in non-monetary transactions, long-lived assets (asset groups), goodwill and other intangibles, initial recognition of asset retirement obligations, and initial recognition of environmental obligations assumed in a third-party acquisition. Impairment analyses for long-lived assets, goodwill and other intangibles, and the initial recognition of asset retirement obligations and environmental obligations use Level 3 inputs. When the Partnership is required to measure fair value, and there is not a market-observable price for the asset or liability or a market-observable price for a similar asset or liability, the Partnership utilizes the cost, income, or market valuation approach depending on the quality of information available to support management's assumptions.

The fair value of debt is the estimated amount the Partnership would have to pay to repurchase its debt, including any premium or discount attributable to the difference between the stated interest rate and market rate of interest at the balance sheet date. Fair values are based on quoted market prices for identical instruments, if available, or average valuations of similar debt instruments at the balance sheet date. See Note 10.

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable reported on the consolidated balance sheets approximate fair value due to the short-term nature of these items.

Cash equivalents policy	Cash equivalents. The Partnership considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
Bad-debt reserve policy

Bad-debt reserve. The Partnership's revenues are primarily from Anadarko, for which no credit limit is maintained. The Partnership analyzes its exposure to bad debt on a customer-by-customer basis for its third-party accounts receivable and may establish credit limits for significant third-party customers. At December 31, 2011 and 2010, third-party accounts receivable are shown net of the associated bad-debt reserve of $17,000.

Natural gas imbalances policy

Natural gas imbalances. The consolidated balance sheets include natural gas imbalance receivables and payables resulting from differences in gas volumes received into the Partnership's systems and gas volumes delivered by the Partnership to customers. Natural gas volumes owed to or by the Partnership that are subject to monthly cash settlement are valued according to the terms of the contract as of the balance sheet dates, and reflect market index prices. Other natural gas volumes owed to or by the Partnership are valued at the Partnership's weighted average cost of natural gas as of the balance sheet dates and are settled in-kind. As of December 31, 2011, natural gas imbalance receivables and payables were approximately $2.3 million and $3.1 million, respectively. As of December 31, 2010, natural gas imbalance receivables and payables were approximately $0.4 million and $2.6 million, respectively. Changes in natural gas imbalances are reported in equity income and other, net or cost of product in the consolidated statements of income.

Inventory policy

Inventory. The cost of NGLs inventories is determined by the weighted average cost method on a location-by-location basis. Inventory is stated at the lower of weighted-average cost or market value and is reported in other current assets in the consolidated balance sheets.

Property, plant and equipment and capitalized interest policy

Property, plant and equipment. Property, plant and equipment are generally stated at the lower of historical cost less accumulated depreciation or fair value, if impaired. Because acquisitions of assets from Anadarko are transfers of net assets between entities under common control, the Partnership assets acquired by the Partnership from Anadarko are initially recorded at Anadarko's historic carrying value. The difference between the carrying value of net assets acquired from Anadarko and the consideration paid is recorded as an adjustment to Partners' capital.

Assets acquired in a business combination or non-monetary exchange with a third party are initially recorded at fair value. The Partnership capitalizes all construction-related direct labor and material costs. The cost of renewals and betterments that extend the useful life of property, plant and equipment is also capitalized. The cost of repairs, replacements and major maintenance projects that do not extend the useful life or increase the expected output of property, plant and equipment is expensed as incurred.

Depreciation is computed over the asset's estimated useful life using the straight-line method or half-year convention method, based on estimated useful lives and salvage values of assets. Uncertainties that may impact these estimates include, but are not limited to, changes in laws and regulations relating to environmental matters, including air and water quality, restoration and abandonment requirements, economic conditions and supply and demand in the area. When assets are placed into service, the Partnership makes estimates with respect to useful lives and salvage values that the Partnership believes are reasonable. However, subsequent events could cause a change in estimates, thereby impacting future depreciation amounts.

The Partnership evaluates the ability to recover the carrying amount of its long-lived assets to determine whether its long-lived assets have been impaired. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset's carrying amount over its estimated fair value, such that the asset's carrying amount is adjusted to its estimated fair value with an offsetting charge to impairment expense.

During the year ended December 31, 2011, an impairment of $7.3 million was recognized for certain equipment and materials. The costs of the equipment and materials, previously capitalized as assets under construction and related to a Red Desert complex (see Note 2) expansion project, were deemed no longer recoverable as the expansion project was indefinitely postponed by Anadarko management. Subsequent to the project evaluation and impairment, the remaining fair value of the equipment and materials, approximately $10.6 million, was reclassified from within property, plant and equipment to other assets on the consolidated balance sheet as of December 31, 2011. Also during 2011, following an evaluation of future cash flows, an impairment of $3.0 million was recognized for a transportation pipeline. This asset was impaired to fair value, estimated using Level 3 fair-value inputs.

During the year ended December 31, 2010, the Partnership recognized $0.6 million of impairment related to a compressor sold during the year to a third party, and $0.3 million of impairment due to cancelled capital projects and additional costs recorded on a project previously impaired to salvage value. During the year ended December 31, 2009, an impairment of $6.1 million was recognized for an idle pipeline for which no future cash flows were expected.

Capitalized interest. Interest is capitalized as part of the historical cost of constructing assets for significant projects that are in progress. Capitalized interest is determined by multiplying the Partnership's weighted-average borrowing cost on debt by the average amount of qualifying costs incurred. Once the construction of an asset subject to interest capitalization is completed and the asset is placed in service, the associated capitalized interest is expensed through depreciation or impairment, together with other capitalized costs related to that asset.

Goodwill policy

Goodwill and other intangible assets. Goodwill represents the allocated portion of Anadarko's midstream goodwill attributed to the assets the Partnership has acquired from Anadarko. The carrying value of Anadarko's midstream goodwill represents the excess of the purchase price of an entity over the estimated fair value of the identifiable assets acquired and liabilities assumed by Anadarko. Accordingly, the Partnership's goodwill balance does not reflect, and in some cases is significantly different than, the difference between the consideration the Partnership paid for its acquisitions from Anadarko and the fair value of the net assets on the acquisition date. The Partnership's consolidated balance sheets as of December 31, 2011 and 2010, include goodwill of $82.1 million, none of which is deductible for tax purposes.

The Partnership evaluates goodwill for impairment annually, as of October 1, or more often as facts and circumstances warrant. The first step in the goodwill impairment test is to compare the fair value of each reporting unit to which goodwill has been assigned to the carrying amount of net assets, including goodwill, of the respective reporting unit. The Partnership has allocated goodwill on its two reporting units: (i) gathering and processing and (ii) transportation. If the carrying amount of the reporting unit exceeds its fair value, step two in the goodwill impairment test requires goodwill to be written down to its implied fair value through a charge to operating expense based on a hypothetical purchase price allocation. No goodwill impairment has been recognized in these consolidated financial statements. The carrying value of goodwill after such an impairment would represent a Level 3 fair value measurement.

Equity-method investments policy

Management evaluates its equity-method investments for impairment whenever events or changes in circumstances indicate that the carrying value of such investments may have experienced a decline in value that is other than temporary. When evidence of loss in value has occurred, management compares the estimated fair value of the investment to the carrying value of the investment to determine whether the investment has been impaired. Management assesses the fair value of equity-method investments using commonly accepted techniques, and may use more than one method, including, but not limited to, recent third-party comparable sales and discounted cash flow models. If the estimated fair value is less than the carrying value, the excess of the carrying value over the estimated fair value is recognized as an impairment loss.

Asset retirement obligations and environmental expenditures policy

Asset retirement obligations. Management recognizes a liability based on the estimated costs of retiring tangible long-lived assets. The liability is recognized at fair value, measured using discounted expected future cash outflows for the asset retirement obligation when the obligation originates, which generally is when an asset is acquired or constructed. The carrying amount of the associated asset is increased commensurate with the liability recognized. Over time, the discounted liability is accreted through accretion expense to its expected settlement value. Subsequent to the initial recognition, the liability is also adjusted for any changes in the expected value of the retirement obligation (with a corresponding adjustment to property, plant and equipment) until the obligation is settled. Revisions in estimated asset retirement obligations may result from changes in estimated inflation rates, discount rates, asset retirement costs and the estimated timing of settling asset retirement obligations. See Note 9.

Environmental expenditures. The Partnership expenses environmental expenditures related to conditions caused by past operations that do not generate current or future revenues. Environmental expenditures related to operations that generate current or future revenues are expensed or capitalized, as appropriate. Liabilities are recorded when the necessity for environmental remediation or other potential environmental liabilities becomes probable and the costs can be reasonably estimated. Accruals for estimated losses from environmental remediation obligations are recognized no later than at the time of the completion of the remediation feasibility study. These accruals are adjusted as additional information becomes available or as circumstances change. Costs of future expenditures for environmental-remediation obligations are not discounted to their present value. See Note 11.

Segments policy

Segments. The Partnership's operations are organized into a single operating segment, the assets of which consist of natural gas, NGLs and crude oil gathering and processing systems, treating facilities, pipelines and related plants and equipment.

Revenues and cost of product policy

Revenues and cost of product. Under its fee-based gathering, treating and processing arrangements, the Partnership is paid a fixed fee based on the volume and thermal content of natural gas and recognizes revenues for its services in the month such services are performed. Producers' wells are connected to the Partnership's gathering systems for delivery of natural gas to the Partnership's processing or treating plants, where the natural gas is processed to extract NGLs and condensate or treated in order to satisfy pipeline specifications. In some areas, where no processing is required, the producers' gas is gathered and delivered to pipelines for market delivery. Under percent-of-proceeds contracts, revenue is recognized when the natural gas, NGLs or condensate are sold and the related purchases are recorded as a percentage of the product sale.

The Partnership purchases natural gas volumes at the wellhead for gathering and processing. As a result, the Partnership has volumes of NGLs and condensate to sell and volumes of residue gas to either sell, to use for system fuel or to satisfy keep-whole obligations. In addition, depending upon specific contract terms, condensate and NGLs recovered during gathering and processing are either returned to the producer or retained and sold. Under keep-whole contracts, when condensate or NGLs are retained and sold, producers are kept whole for the condensate or NGL volumes through the receipt of a thermally equivalent volume of residue gas. The keep-whole contract conveys an economic benefit to the Partnership when the combined value of the individual NGLs is greater in the form of liquids than as a component of the natural gas stream; however, the Partnership is adversely impacted when the value of the NGLs is lower as liquids than as a component of the natural gas stream. Revenue is recognized from the sale of condensate and NGLs upon transfer of title and related purchases are recorded as cost of product.

The Partnership earns transportation revenues through firm contracts that obligate each of its customers to pay a monthly reservation or demand charge regardless of the pipeline capacity used by that customer. An additional commodity usage fee is charged to the customer based on the actual volume of natural gas transported. Transportation revenues are also generated from interruptible contracts pursuant to which a fee is charged to the customer based on volumes transported through the pipeline. Revenues for transportation of natural gas and NGLs are recognized over the period of firm transportation contracts or, in the case of usage fees and interruptible contracts, when the volumes are received into the pipeline. From time to time, certain revenues may be subject to refund pending the outcome of rate matters before the Federal Energy Regulatory Commission (the “FERC”) and reserves are established where appropriate. See Note 11 for discussion of the Partnership's pending rate case with the FERC.

Proceeds from the sale of residue gas, NGLs and condensate are reported as revenues from natural gas, natural gas liquids and condensate in the consolidated statements of income. Revenues attributable to the fixed-fee component of gathering and processing contracts as well as demand charges and commodity usage fees on transportation contracts are reported as revenues from gathering, processing and transportation of natural gas and natural gas liquids in the consolidated statements of income.

Equity-based compensation policy

Equity-based compensation. Phantom unit awards are granted under the Western Gas Partners, LP 2008 Long-Term Incentive Plan (the “LTIP”). The LTIP was adopted by the general partner of the Partnership and permits the issuance of up to 2,250,000 units, of which 2,160,848 units remain available for future issuance as of December 31, 2011. Upon vesting of each phantom unit, the holder will receive common units of the Partnership or, at the discretion of the general partner's board of directors, cash in an amount equal to the market value of common units of the Partnership on the vesting date. Equity-based compensation expense attributable to grants made under the LTIP impact the Partnership's cash flows from operating activities only to the extent cash payments are made to a participant in lieu of issuance of common units to the participant. The Partnership amortizes stock-based compensation expense attributable to awards granted under the LTIP over the vesting periods applicable to the awards.

Additionally, the Partnership's general and administrative expenses include equity-based compensation costs allocated by Anadarko to the Partnership for grants made pursuant to: (i) Western Gas Holdings, LLC Equity Incentive Plan, as amended and restated (the “Incentive Plan”) and (ii) the Anadarko Petroleum Corporation 1999 Stock Incentive Plan and the Anadarko Petroleum Corporation 2008 Omnibus Incentive Compensation Plan (Anadarko's plans are referred to collectively as the “Anadarko Incentive Plans”).

Under the Incentive Plan, participants are granted Unit Value Rights (“UVRs”), Unit Appreciation Rights (“UARs”) and Dividend Equivalent Rights (“DERs”). UVRs and UARs granted under the Incentive Plan in 2011 and 2010 were collectively valued at $634.00 per unit and $215.00 per unit as of December 31, 2011 and 2010, respectively. The UVRs and UARs either vest ratably over three years or vest in two equal installments on the second and fourth anniversaries of the grant date, or earlier in connection with certain other events. Upon the occurrence of a UVR vesting event, each participant will receive a lump-sum cash payment (net of any applicable withholding taxes) for each UVR. The UVRs may not be sold or transferred except to the general partner, Anadarko or any of its affiliates. Upon the occurrence of a UAR vesting event, each participant will receive a lump-sum cash payment (net of any applicable withholding taxes) for each UAR that is exercised prior to (i) the 90th day after a participant's voluntary termination, or (ii) the 10th anniversary of the grant date, whichever occurs first. DERs granted under the Incentive Plan vest upon the occurrence of certain events, become payable no later than 30 days subsequent to vesting and expire 10 years from the date of grant.

Grants made under equity-based compensation plans result in equity-based compensation expense, which is determined by reference to the fair value of equity compensation. For equity-based awards ultimately settled through the issuance of units or stock, the fair value is measured as of the date of the relevant equity grant. For equity-based awards issued under the Incentive Plan and ultimately settled in cash, the fair value of the relevant equity grant is revised periodically based on the estimated fair value of the Partnership's general partner using a discounted cash flow estimate and multiples-valuation terminal value. Equity-based compensation expense attributable to grants made under the Incentive Plan will impact the Partnership's cash flows from operating activities only to the extent cash payments are made to Incentive Plan participants who provided services to us pursuant to the omnibus agreement. Equity-based compensation granted under the Anadarko Incentive Plans does not impact the Partnership's cash flows from operating activities. See Note 5.

Income taxes policy

Income taxes. The Partnership generally is not subject to federal income tax or state income tax other than Texas margin tax on the portion of its income that is apportionable to Texas. Federal and state income tax expense was recorded prior to the Partnership's acquisition of the Partnership assets. In addition, deferred federal and state income taxes are recorded on temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases with respect to the Partnership assets prior to the Partnership's acquisition; and deferred state income taxes are recorded with respect to the Partnership assets including and subsequent to acquisition. The recognition of deferred federal and state tax assets prior to the Partnership's acquisition of the Partnership assets was based on management's belief that it was more likely than not that the results of future operations would generate sufficient taxable income to realize the deferred tax assets. For periods including or subsequent to the Partnership's acquisition of the Partnership assets, the Partnership is only subject to Texas margin tax; therefore, deferred federal income tax assets and liabilities with respect to the Partnership assets for periods including and subsequent to the Partnership's acquisitions are no longer recognized by the Partnership.

For periods including and subsequent to the Partnership's acquisition of the Partnership assets, the Partnership makes payments to Anadarko pursuant to the tax sharing agreement entered into between Anadarko and the Partnership for its estimated share of taxes from all forms of taxation, excluding taxes imposed by the United States, that are included in any combined or consolidated returns filed by Anadarko. The aggregate difference in the basis of the Partnership's Assets for financial and tax reporting purposes cannot be readily determined as the Partnership does not have access to information about each partner's tax attributes in the Partnership.

The accounting standard for uncertain tax positions defines the criteria an individual tax position must meet for any part of the benefit of that position to be recognized in the financial statements. The Partnership has no material uncertain tax positions at December 31, 2011 or 2010.

Net income per common unit policy

Net income per common unit. The Partnership applies the two-class method in determining net income per unit applicable to master limited partnerships having multiple classes of securities including common units, general partnership units and incentive distribution rights (“IDRs”) of the general partner. Under the two-class method, net income per unit is calculated as if all of the earnings for the period were distributed pursuant to the terms of the relevant contractual arrangement. The accounting guidance provides the methodology for and circumstances under which undistributed earnings are allocated to the general partner, limited partners and IDR holders. For the Partnership, earnings per unit is calculated based on the assumption that the Partnership distributes to its unitholders an amount of cash equal to the net income of the Partnership, notwithstanding the general partner's ultimate discretion over the amount of cash to be distributed for the period, the existence of other legal or contractual limitations that would prevent distributions of all of the net income for the period or any other economic or practical limitation on the ability to make a full distribution of all of the net income for the period.

The Partnership's net income for periods including and subsequent to the Partnership's acquisitions of the Partnership assets is allocated to the general partner and the limited partners, including any subordinated unitholders, in accordance with their respective ownership percentages, and when applicable, giving effect to incentive distributions allocable to the general partner. The Partnership's net income allocable to the limited partners is allocated between the common and subordinated unitholders by applying the provisions of the partnership agreement that govern actual cash distributions as if all earnings for the period had been distributed. Specifically, net income equal to the amount of available cash (as defined by the partnership agreement) is allocated to the general partner, common unitholders and subordinated unitholders consistent with actual cash distributions, including incentive distributions allocable to the general partner. Undistributed earnings (net income in excess of distributions) or undistributed losses (available cash in excess of net income) are then allocated to the general partner, common unitholders and subordinated unitholders in accordance with their respective ownership percentages during each period. See Note 4.

Intangible assets policy

The Partnership assesses intangible assets, as described in Note 8, for impairment together with related underlying long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairments exist when the carrying amount of an asset exceeds estimates of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. When alternative courses of action to recover the carrying amount of a long-lived asset are under consideration, estimates of future undiscounted cash flows take into account possible outcomes and probabilities of their occurrence. If the carrying amount of the long-lived asset is not recoverable based on the estimated future undiscounted cash flows, the impairment loss is measured as the excess of the asset's carrying amount over its estimated fair value such that the asset's carrying amount is adjusted to its estimated fair value with an offsetting charge to operating expense. No intangible asset impairment has been recognized in connection with these assets.

Capital lease, lessor income policy

Other assets. For all periods presented, other assets on the Partnership's consolidated balance sheets include a $0.7 million receivable recognized in conjunction with the capital lease component of a processing agreement assumed in connection with the MGR acquisition. The agreement, in which the Partnership is the lessor, extends through November 2014. Other assets also includes $4.6 million related to the unguaranteed residual value of the processing plant included in the processing agreement, based on a measurement of fair value estimated when the plant was acquired by Anadarko in 2006. Interest income related to the capital lease is recorded to other income (expense), net on the accompanying consolidated statements of income.

Summary of Significant Accounting Policies (table)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Equity-Method Investments

	Equity Investments
thousands	Fort Union (1)	White Cliffs (2)	Rendezvous (3)

Balance at December 31, 2009	$20,060	$1,284	$78,216
Investment earnings, net of amortization	5,723	917	988
Contributions	310	—	—
Distributions	(4,665)	(1,270)	(5,038)
Acquisition of additional 9.6% interest from third party	—	18,047	—
Other	—	—	(110)
Balance at December 31, 2010	$21,428	$18,978	$74,056
Investment earnings, net of amortization	6,067	4,023	1,171
Contributions	—	93	—
Distributions	(5,227)	(5,384)	(5,388)
Balance at December 31, 2011	$22,268	$17,710	$69,839

_______________________________________________________

(1)       The Partnership has a 14.81% interest in Fort Union, a joint venture which owns a gathering pipeline and treating facilities in the Powder River Basin. Anadarko is the construction manager and physical operator of the Fort Union facilities. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the owners' firm gathering agreements, require 65% or unanimous approval of the owners. Each of the joint venture members has pledged its respective equity interest to the administrative agent of Fort Union's credit agreement.

(2)       The Partnership has a 10% interest in White Cliffs, a limited liability company which owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma and became operational in June 2009. The third-party majority owner is the manager of the White Cliffs operations. Certain business decisions, including, but not limited to, approval of annual budgets and decisions with respect to significant expenditures, contractual commitments, acquisitions, material financings, dispositions of assets or admitting new members, require more than 75% approval of the members.

(3)       The Partnership has a 22% interest in Rendezvous, a limited liability company that operates gas gathering facilities in southwestern Wyoming. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the members' gas servicing agreements, require unanimous approval of the members.

Acquisitions (tables)	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Acquisitions Table

thousands except unit and	Acquisition	Percentage		Cash	Common	GP Units
percent amounts	Date	Acquired	Borrowings	On Hand	Units Issued	Issued

Chipeta (1)	07/01/09	51%	$101,451	$4,638	351,424	7,172
Granger (2)	01/29/10	100%	210,000	31,680	620,689	12,667
Wattenberg (3)	08/02/10	100%	450,000	23,100	1,048,196	21,392
White Cliffs (4)	09/28/10	10%	—	38,047	—	—
Platte Valley (5)	02/28/11	100%	303,000	602	—	—
Bison (6)	07/08/11	100%	—	25,000	2,950,284	60,210

_______________________________________________________

(1)       The assets acquired from Anadarko include a 51% membership interest in Chipeta, together with an associated NGL pipeline. These assets provide processing and transportation services in the Greater Natural Buttes area in Uintah County, Utah. Chipeta owns a natural gas processing plant with two processing trains: a refrigeration unit and a cryogenic unit. In addition, in November 2009, Chipeta acquired the Natural Buttes plant including a compressor station and processing plant from a third party for $9.1 million, of which $4.5 million was contributed by the noncontrolling interest owners to fund their proportionate share. The 51% membership interest in Chipeta and associated NGL pipeline are referred to collectively as the “Chipeta assets” and the acquisition is referred to as the “Chipeta acquisition.”

(2)       The assets acquired from Anadarko include (i) the Granger gathering system with related compressors and other facilities, and (ii) the Granger complex, consisting of cryogenic trains, a refrigeration train, an NGLs fractionation facility and ancillary equipment. These assets, located in southwestern Wyoming, are referred to collectively as the “Granger assets” and the acquisition as the “Granger acquisition.”

(3)       The assets acquired from Anadarko include the Wattenberg gathering system and related facilities, including the Fort Lupton processing plant. These assets, located in the Denver-Julesburg Basin, north and east of Denver, Colorado, are referred to collectively as the “Wattenberg assets” and the acquisition as the “Wattenberg acquisition.”

(4)       White Cliffs owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma, which became operational in June 2009. The Partnership's acquisition of the 0.4% interest in White Cliffs and related purchase option from Anadarko combined with the acquisition of an additional 9.6% interest in White Cliffs from a third party, are referred to collectively as the “White Cliffs acquisition.” The Partnership's interest in White Cliffs is referred to as the “White Cliffs investment.”

(5)       The assets acquired from a third party include (i) a natural gas gathering system and related compression and other ancillary equipment, and (ii) cryogenic gas processing facilities. These assets, located in the Denver-Julesburg Basin, are referred to collectively as the “Platte Valley assets” and the acquisition as the “Platte Valley acquisition.” See further information below, including the final allocation of the purchase price in August 2011.

(6)       The Bison gas treating facility acquired from Anadarko is located in the Powder River Basin in northeastern Wyoming, and includes (i) three amine treating units, (ii) compressor units, and (iii) generators. These assets are referred to collectively as the “Bison assets” and the acquisition as the “Bison acquisition.” The Bison assets are the only treating and delivery point into the third-party-owned Bison pipeline. Anadarko began construction of the Bison assets in 2009 and placed them in service in June 2010. See further information below.

Purchase Price Allocation Table

thousands
Property, plant and equipment	$264,521
Intangible assets	53,754
Asset retirement obligations and other liabilities	(16,318)
Total purchase price	$301,957

Pro Forma Condensed Financial Information Table

Year Ended
thousands except per-unit amount	December 31, 2011
Revenues	$839,304
Net income	191,072
Net income attributable to Western Gas Partners, LP	176,969
Net income per common unit – basic and diluted	$1.67

Adjustment to Prior Year Income Table

	Year Ended December 31, 2010
	Partnership	Bison	MGR
thousands	Historical	Assets	Assets	Eliminations	Combined
Revenues	$503,322	$1,879	$158,135	$(62)	$663,274
Net income (loss)	137,073	(3,194)	23,318	—	157,197

	Year Ended December 31, 2009
	Partnership	Bison	MGR
thousands	Historical	Assets	Assets	Eliminations	Combined
Revenues	$490,546	$—	$129,218	$—	$619,764
Net income (loss)	118,166	(657)	8,986	—	126,495

Partnership Distributions (tables)	12 Months Ended
Dec. 31, 2011
Distributions Made to Members or Limited Partners [Abstract]
Cash Distributions Table

	Total Quarterly
thousands except per-unit amounts	Distribution	Total Cash	Date of
Quarters Ended	per Unit	Distribution	Distribution

2009
March 31	$0.300	$17,030	May 2009
June 30	$0.310	$17,718	August 2009
September 30	$0.320	$18,289	November 2009
December 31	$0.330	$21,393	February 2010
2010
March 31	$0.340	$22,042	May 2010
June 30	$0.350	$24,378	August 2010
September 30	$0.370	$26,381	November 2010
December 31	$0.380	$30,564	February 2011
2011
March 31	$0.390	$33,168	May 2011
June 30	$0.405	$36,063	August 2011
September 30	$0.420	$40,323	November 2011
December 31 (1)	$0.440	$43,027	February 2012

_______________________________________________________________

(1)       On January 18, 2012, the board of directors of the Partnership's general partner declared a cash distribution to the Partnership's unitholders of $0.44 per unit, or $43.0 million in aggregate, including incentive distributions. The cash distribution is payable on February 13, 2012, to unitholders of record at the close of business on February 1, 2012.

Incentive Distribution Rights Table

			Marginal Percentage
	Total Quarterly Distribution		Interest in Distributions
	Target Amount		Unitholders	General Partner

Minimum quarterly distribution		$0.300	98.0%	2.0%
First target distribution	up to	$0.345	98.0%	2.0%
Second target distribution	above $ 0.345 up to	$0.375	85.0%	15.0%
Third target distribution	above $ 0.375 up to	$0.450	75.0%	25.0%
Thereafter	above	$0.450	50.0%	50.0%

Equity and Partners' Capital (tables)	12 Months Ended
Dec. 31, 2011
Partners Capital Notes Abstract
Equity Offerings Table

				Underwriting
				Discount and
thousands except unit	Common	GP Units	Price Per	Other Offering	Net
and per-unit amounts	Units Issued (2)	Issued (3)	Unit	Expenses	Proceeds
December 2009 equity offering	6,900,000	140,817	$18.20	$5,500	$122,539
May 2010 equity offering (1)	4,558,700	93,035	22.25	4,427	99,074
November 2010 equity offering	8,415,000	171,734	29.92	10,325	246,729
March 2011 equity offering	3,852,813	78,629	35.15	5,621	132,569
September 2011 equity offering	5,750,000	117,347	35.86	7,655	202,748

_______________________________________________________

(1)       Refers collectively to the May 2010 equity offering issuance, and the June 2010 exercise of the underwriters' over-allotment option.

(2)       Includes the issuance of 900,000 common units, 558,700 common units, 915,000 common units, 302,813 common units and 750,000 common units pursuant to the exercise, in full or in part, of the underwriters' over-allotment options granted in connection with the December 2009, May 2010, November 2010, March 2011 and September 2011 equity offerings, respectively.

(3)       Represents general partner units issued to the general partner in exchange for the general partner's proportionate capital contribution to maintain its 2.0% interest.

Calculation of Net Income Per Unit Table

	Year Ended December 31,
thousands except per-unit amounts	2011	2010	2009

Net income attributable to Western Gas Partners, LP	$174,243	$146,192	$116,235
Pre-acquisition net (income) loss allocated to Parent	(34,084)	(32,061)	(44,827)
General partner interest in net (income) loss	(8,599)	(3,067)	(1,428)
Limited partners’ interest in net income	$131,560	$111,064	$69,980

Net income allocable to common units	$110,542	$68,410	$37,035
Net income allocable to subordinated units	21,018	42,654	32,945
Limited partners’ interest in net income	$131,560	$111,064	$69,980

Net income per unit – basic and diluted
Common units	$1.64	$1.66	$1.25
Subordinated units	$1.28	$1.61	$1.24

Weighted average units outstanding – basic and diluted
Common units	67,333	41,287	29,684
Subordinated units	16,431	26,536	26,536

Transactions With Affiliates (tables)	1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011
Transactions With Affiliates [Abstract]
Commodity Price Swap Agreements Table

In conjunction with the MGR acquisition, the Partnership entered into commodity price swap agreements with Anadarko that do not contain fixed notional volumes, each effective for one year beginning January 1, 2012, and extending through December 31, 2016. Below is a summary of the fixed prices on the Partnership's commodity price swap agreements for the system:

	Year Ended December 31,
per barrel except natural gas	2012	2013	2014	2015	2016

Ethane	$26.87	$25.34	$24.10	$23.41	$23.11
Propane	$57.97	$55.59	$53.78	$52.99	$52.90
Isobutane	$80.98	$77.66	$75.13	$74.02	$73.89
Normal butane	$71.15	$68.24	$66.01	$65.04	$64.93
Natural gasoline	$89.51	$85.84	$83.04	$81.82	$81.68
Condensate	$89.51	$85.84	$83.04	$81.82	$81.68
Natural gas (per MMbtu)	$3.62	$4.17	$4.45	$4.66	$4.87

Below is a summary of the fixed price ranges on the Partnership's commodity price swap agreements outstanding as of December 31, 2011:

	Year Ended December 31,
per barrel except natural gas	2012			2013			2014			2015

Ethane	$18.21	−	29.78	$18.32	−	30.10	$18.36	−	30.53	$18.41
Propane	$45.23	−	53.28	$45.90	−	55.84	$46.47	−	52.37	$47.08
Isobutane	$57.50	−	67.22	$60.44	−	68.11	$61.24	−	69.23	$62.09
Normal butane	$52.40	−	62.92	$53.20	−	66.37	$53.89	−	64.78	$54.62
Natural gasoline	$69.77	−	85.15	$70.89	−	92.23	$71.85	−	79.74	$72.88
Condensate	$72.73	−	78.52	$74.04	−	83.93	$75.22	−	79.56	$76.47	−	78.61
Natural gas (per MMbtu)	$4.15	−	5.97	$3.75	−	6.09	$5.32	−	6.20	$5.50	−	5.96

Gains (Losses) on Commodity Price Swap Agreements Table

	Year Ended December 31,
thousands	2011	2010	2009
Gains (losses) on commodity price swap agreements related to sales: (1)
Natural gas sales	$33,845	$20,200	$18,446
Natural gas liquids sales	(36,802)	2,953	2,196
Total	(2,957)	23,153	20,642
Losses on commodity price swap agreements related to purchases (2)	(27,234)	(23,344)	(16,538)
Net gains (losses) on commodity price swap agreements	$(30,191)	$(191)	$4,104

____________________________________________________________

(1)       Reported in natural gas, NGLs and condensate sales in the Partnership's consolidated statements of income in the period in which the related sale is recorded.

(2)       Reported in cost of product in the Partnership's consolidated statements of income in the period in which the related purchase is recorded.

LTIP Award Activity Table

	2011		2010		2009
	Weighted-		Weighted-		Weighted-
	Average		Average		Average
	Grant-Date		Grant-Date		Grant-Date
	Fair Value	Units	Fair Value	Units	Fair Value	Units

Phantom units outstanding
at beginning of year	$20.19	17,503	$15.02	21,970	$16.50	30,304
Vested	$20.51	(15,119)	$15.02	(19,751)	$16.50	(30,304)
Granted	$35.66	21,594	$20.94	15,284	$15.02	21,970
Phantom units outstanding
at end of year	$33.92	23,978	$20.19	17,503	$15.02	21,970

Summary of Affiliate Transactions Table

	Year Ended December 31,
thousands	2011	2010	2009

Revenues (1)	$648,997	$571,628	$521,850
Cost of product (1)	83,722	95,667	94,999
Operation and maintenance (2)	51,339	46,379	41,444
General and administrative (3)	31,855	23,807	27,408
Operating expenses	166,916	165,853	163,851
Interest income, net (4)	28,560	20,243	20,717
Interest expense (5)	4,935	6,924	9,096
Distributions to unitholders (6)	68,039	52,337	44,450
Contributions from noncontrolling interest owners	16,476	2,019	34,011
Distributions to noncontrolling interest owners	9,437	6,476	5,410

_______________________________________________________

(1)       Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.

(2)       Represents expenses incurred under the services and secondment agreement, as applicable.

(3)       Represents general and administrative expense incurred under the omnibus agreement, as applicable.

(4)       Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the Partnership assets prior to their acquisition were entirely settled through an adjustment to parent net equity.

(5)       Represents interest expense recognized on the note payable to Anadarko.

(6)       Represents distributions paid under the partnership agreement.

Income Taxes (tables)	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]

	Year Ended December 31,
thousands	2011	2010	2009

Current income tax expense (benefit)
Federal income tax expense (benefit)	$15,890	$10,580	$20,253
State income tax expense	524	1,534	1,856
Total current income tax expense (benefit)	16,414	12,114	22,109
Deferred income tax expense (benefit)
Federal income tax expense (benefit)	2,464	9,709	696
State income tax expense (benefit)	140	(121)	(646)
Total deferred income tax expense (benefit)	2,604	9,588	50
Total income tax expense	$19,018	$21,702	$22,159

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]

	Year Ended December 31,
thousands except percentages	2011	2010	2009

Income before income taxes	$207,364	$178,899	$148,654
Statutory tax rate	0%	0%	0%
Tax computed at statutory rate	$—	$—	$—
Adjustments resulting from:
Federal taxes on income attributable to Partnership assets pre-acquisition	18,354	20,678	21,407
State taxes on income attributable to Partnership assets pre-acquisition
(net of federal benefit)	—	724	852
Texas margin tax expense (benefit)	664	300	(100)
Income tax expense	$19,018	$21,702	$22,159

Effective tax rate	9%	12%	15%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]

	December 31,
thousands	2011	2010

Credit carryforwards	$14	$14
Other	—	2
Net current deferred income tax assets	14	16
Depreciable property	(83,566)	(100,889)
Partnership basis	(24,481)	(26,320)
Credit carryforwards	556	570
Other	114	(207)
Net long-term deferred income tax liabilities	(107,377)	(126,846)
Total net deferred income tax liabilities	$(107,363)	$(126,830)

Property, Plant and Equipment (table)	12 Months Ended
Dec. 31, 2011
Property Plant And Equipment Abstract
Property, Plant and Equipment Table

	Estimated	December 31,
thousands	Useful Life	2011	2010

Land	n/a	$364	$364
Gathering systems	5 to 47 years	2,437,152	2,102,219
Pipelines and equipment	15 to 45 years	90,883	89,778
Assets under construction	n/a	104,687	44,388
Other	3 to 25 years	4,927	3,059
Total property, plant and equipment		2,638,013	2,239,808
Accumulated depreciation		585,789	486,046
Net property, plant and equipment		$2,052,224	$1,753,762

Other Intangible Assets (table)	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule Of Expected Amortization Expense [Table Text Block]

Future
thousands	Amortization

2012	$1,075
2013	1,075
2014	1,075
2015	1,075
2016	1,075

Asset Retirement Obligations (table)	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Schedule of Change in Asset Retirement Obligation [Table Text Block]

	Year Ended December 31,
thousands	2011	2010

Carrying amount of asset retirement obligations at beginning of year	$44,777	$55,862
Liabilities incurred	15,390	800
Liabilities settled	—	(104)
Accretion expense	3,781	3,740
Revisions in estimated liabilities	(679)	(15,521)
Carrying amount of asset retirement obligations at end of year	$63,269	$44,777

Debt and Interest Expense (tables)	12 Months Ended
Dec. 31, 2011
Debt Instruments Abstract
Debt Outstanding Table

	December 31, 2011			December 31, 2010
		Carrying	Fair		Carrying	Fair
thousands	Principal	Value	Value	Principal	Value	Value

Revolving credit facility	$—	$—	$—	$49,000	$49,000	$49,000
5.375% Senior Notes due 2021	500,000	494,178	499,950	—	—	—
Wattenberg term loan	—	—	—	250,000	250,000	250,000
Note payable to Anadarko	175,000	175,000	174,528	175,000	175,000	168,116
Total debt outstanding (1)	$675,000	$669,178	$674,478	$474,000	$474,000	$467,116

_________________________________________________

(1)       The Partnership's consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.

Debt Activity Table

thousands	Carrying Value

Balance as of December 31, 2009	$175,000
Revolving credit facility borrowings	410,000
Repayment of revolving credit facility	(361,000)
Revolving credit facility borrowings – Swingline	10,000
Repayment of revolving credit facility – Swingline	(10,000)
Issuance of Wattenberg term loan	250,000
Balance as of December 31, 2010	$474,000
Revolving credit facility borrowings	570,000
Repayment of revolving credit facility	(619,000)
Repayment of Wattenberg term loan	(250,000)
Revolving credit facility borrowings – Swingline	30,000
Repayment of revolving credit facility – Swingline	(30,000)
Issuance of 5.375% Senior Notes due 2021	500,000
Other and changes in debt discount	(5,822)
Balance as of December 31, 2011	$669,178

Interest Expense Table

	Year Ended December 31,
thousands	2011	2010	2009

Third Parties
Interest expense on long-term debt	$20,533	$8,530	$304
Amortization of debt issuance costs and commitment fees (1)	5,297	3,340	555
Capitalized interest	(420)	—	—
Total interest expense – third parties	25,410	11,870	859
Affiliates
Interest expense on notes payable to Anadarko	4,935	6,828	8,953
Credit facility commitment fees	—	96	143
Total interest expense – affiliates	4,935	6,924	9,096
Interest expense	$30,345	$18,794	$9,955

_____________________________________________________________

(1)       For the year ended December 31, 2011, includes $0.5 million of amortization of the original issue discount and underwriters' fees related to the Notes.

Commitments and Contingencies (table)	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]

thousands	Operating Leases

2012	$261
2013	228
2014	168
2015	168
2016	168
Thereafter	103
Total	$1,096

Subsequent Event (table)	1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011
Subsequent Events [Abstract]
Commodity Price Swap Agreements Table

In conjunction with the MGR acquisition, the Partnership entered into commodity price swap agreements with Anadarko that do not contain fixed notional volumes, each effective for one year beginning January 1, 2012, and extending through December 31, 2016. Below is a summary of the fixed prices on the Partnership's commodity price swap agreements for the system:

	Year Ended December 31,
per barrel except natural gas	2012	2013	2014	2015	2016

Ethane	$26.87	$25.34	$24.10	$23.41	$23.11
Propane	$57.97	$55.59	$53.78	$52.99	$52.90
Isobutane	$80.98	$77.66	$75.13	$74.02	$73.89
Normal butane	$71.15	$68.24	$66.01	$65.04	$64.93
Natural gasoline	$89.51	$85.84	$83.04	$81.82	$81.68
Condensate	$89.51	$85.84	$83.04	$81.82	$81.68
Natural gas (per MMbtu)	$3.62	$4.17	$4.45	$4.66	$4.87

Below is a summary of the fixed price ranges on the Partnership's commodity price swap agreements outstanding as of December 31, 2011:

	Year Ended December 31,
per barrel except natural gas	2012			2013			2014			2015

Ethane	$18.21	−	29.78	$18.32	−	30.10	$18.36	−	30.53	$18.41
Propane	$45.23	−	53.28	$45.90	−	55.84	$46.47	−	52.37	$47.08
Isobutane	$57.50	−	67.22	$60.44	−	68.11	$61.24	−	69.23	$62.09
Normal butane	$52.40	−	62.92	$53.20	−	66.37	$53.89	−	64.78	$54.62
Natural gasoline	$69.77	−	85.15	$70.89	−	92.23	$71.85	−	79.74	$72.88
Condensate	$72.73	−	78.52	$74.04	−	83.93	$75.22	−	79.56	$76.47	−	78.61
Natural gas (per MMbtu)	$4.15	−	5.97	$3.75	−	6.09	$5.32	−	6.20	$5.50	−	5.96

Supplemental Quarterly Information (table)	12 Months Ended
Dec. 31, 2011
Selected Quarterly Financial Information [Abstract]
Schedule of Quarterly Financial Information [Table Text Block]

	First	Second	Third	Fourth
thousands except per-unit amounts	Quarter	Quarter	Quarter	Quarter
2011
Revenues	$180,842	$209,680	$217,546	$215,197
Operating income	$50,972	$58,181	$53,946	$46,094
Net income attributable to Western Gas Partners, LP	$43,897	$45,026	$45,306	$40,014
Net income per common unit – basic and diluted (1)	$0.43	$0.40	$0.41	$0.35
Net income per subordinated unit – basic and diluted (1)	$0.41	$0.38	$—	$—
2010
Revenues	$171,195	$165,915	$163,139	$163,025
Operating income	$42,729	$44,394	$41,335	$49,530
Net income attributable to Western Gas Partners, LP	$34,447	$33,890	$36,189	$41,666
Net income per common unit – basic and diluted (1)	$0.37	$0.35	$0.44	$0.48
Net income per subordinated unit – basic and diluted (1)	$0.37	$0.35	$0.44	$0.44

________________________________________________________

(1)       Represents net income for periods including and subsequent to the acquisition of the Partnership assets (as defined in Note 1. Summary of Significant Accounting Policies in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K). In addition, all subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011. See Note 4. Equity and Partners' Capital in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K.

Summary of Significant Accounting Policies - Equity Method Investments Table (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Equity-method investments
Balance	$ 114,462	[1]
Contributions	93	[2]	310	[2]	382	[2]
Balance	109,817	[1]	114,462	[1]
Third Parties [Member]
Equity-method investments
Acquisition of additional 9.6% interest from third party	301,957	[2]	18,047	[2]
Fort Union [Member]
Equity-method investments
Balance	21,428	[3]	20,060	[3]
Investment earnings, net of amortization	6,067	[3]	5,723	[3]
Contributions			310	[3]
Distributions	(5,227)	[3]	(4,665)	[3]
Balance	22,268	[3]	21,428	[3]
Table Text Block Supplement Abstract
Ownership interest	14.81%	[3]
Approval Percentage	65.00%	[3]
White Cliffs [Member]
Equity-method investments
Balance	18,978	[4]	1,284	[4]
Investment earnings, net of amortization	4,023	[4]	917	[4]
Contributions	93	[4]
Distributions	(5,384)	[4]	(1,270)	[4]
Balance	17,710	[4]	18,978	[4]
Table Text Block Supplement Abstract
Ownership interest	10.00%	[4]
Approval Percentage	75.00%	[4]
White Cliffs [Member] | Third Parties [Member]
Equity-method investments
Acquisition of additional 9.6% interest from third party			18,047	[4]
Table Text Block Supplement Abstract
Ownership interest	9.60%	[4]
Rendezvous [Member]
Equity-method investments
Balance	74,056	[5]	78,216	[5]
Investment earnings, net of amortization	1,171	[5]	988	[5]
Distributions	(5,388)	[5]	(5,038)	[5]
Other			(110)	[5]
Balance	$ 69,839	[5]	$ 74,056	[5]
Table Text Block Supplement Abstract
Ownership interest	22.00%	[5]

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[3]	The Partnership has a 14.81% interest in Fort Union, a joint venture which owns a gathering pipeline and treating facilities in the Powder River Basin. Anadarko is the construction manager and physical operator of the Fort Union facilities. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the owners’ firm gathering agreements, require 65% or unanimous approval of the owners. Each of the joint venture members has pledged its respective equity interest to the administrative agent of Fort Union’s credit agreement.
[4]	The Partnership has a 10% interest in White Cliffs, a limited liability company which owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma and became operational in June 2009. The third-party majority owner is the manager of the White Cliffs operations. Certain business decisions, including, but not limited to, approval of annual budgets and decisions with respect to significant expenditures, contractual commitments, acquisitions, material financings, dispositions of assets or admitting new members, require more than 75% approval of the members.
[5]	The Partnership has a 22% interest in Rendezvous, a limited liability company that operates gas gathering facilities in southwestern Wyoming. Certain business decisions, including, but not limited to, decisions with respect to significant expenditures or contractual commitments, annual budgets, material financings, dispositions of assets or amending the members’ gas servicing agreements, require unanimous approval of the members.

Summary of Significant Accounting Policies - Additional Information (details) (USD $)	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2011 Newcastle [Member]	Dec. 31, 2011 Chipeta Processing Limited Liability Company [Member]	Dec. 31, 2011 White Cliffs [Member]	Dec. 31, 2011 Fort Union [Member]	Dec. 31, 2011 Long Term Incentive Plan [Member]	Dec. 31, 2011 Incentive Plan [Member]	Dec. 31, 2010 Incentive Plan [Member]	Dec. 31, 2011 Rendezvous [Member]	Dec. 31, 2011 Affiliated Entity Member Chipeta Processing Limited Liability Company [Member]	Dec. 31, 2011 Affiliated Entity Member White Cliffs [Member]	Dec. 31, 2011 Third Parties [Member] Chipeta Processing Limited Liability Company [Member]	Dec. 31, 2011 Gathering System [Member]	Dec. 31, 2011 Natural Gas Treating Facilities [Member]	Dec. 31, 2011 Natural Gas Processing Facilities [Member]	Dec. 31, 2011 Natural Gas Liquids Pipeline [Member]	Dec. 31, 2011 Interstate Pipeline [Member]	Dec. 31, 2011 Equity Method Investee [Member]	Dec. 31, 2011 Intrastate Pipeline [Member]	Dec. 31, 2011 Property, Plant and Equipment, Other Types [Member]	Dec. 31, 2011 Equipment [Member]	Dec. 31, 2010 Equipment [Member]	Dec. 31, 2011 Pipelines And Equipment [Member]	Dec. 31, 2009 Pipelines And Equipment [Member]	Dec. 31, 2010 Asset Under Construction Member
Assets, number of units																13	7	10	2	1	3	1
Units available under LTIP									2,160,848
Units authorized under LTIP									2,250,000
Ownership interest					50.00%	51.00%								0.40%
Ownership interest by noncontrolling owners													24.00%		25.00%
Bad-debt reserve	$ 17,000		$ 17,000
Natural gas imbalance receivables	2,300,000		400,000
Natural gas imbalance payables	3,100,000		2,600,000
Goodwill	82,100,000		82,100,000
Equity Method Investment, Difference Between Carrying Amount and Underlying Equity							10,400,000	2,700,000				47,900,000
UVR and UAR Valuation										$ 634	$ 215
Unguaranteed residual value	4,600,000
Capital lease receivable	700,000
Impairment																								7,300,000	600,000	3,000,000	6,100,000	300,000
Other assets	$ 24,143,000	[1]	$ 8,109,000	[1]																			$ 10,600,000

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Acquisitions - Acquisitions Table (details) (USD $)	12 Months Ended																1 Months Ended								1 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011 Affiliated Entity Member		Dec. 31, 2010 Affiliated Entity Member		Dec. 31, 2009 Affiliated Entity Member		Dec. 31, 2011 Third Parties [Member]		Dec. 31, 2010 Third Parties [Member]		Jul. 31, 2009 Chipeta [Member]		Jul. 31, 2009 Chipeta [Member] Third Parties [Member]		Jul. 31, 2009 Chipeta [Member] Noncontrolling Interests		Jul. 31, 2009 Chipeta [Member] Processing Trains [Member]		Jan. 31, 2010 Granger [Member]		Aug. 31, 2010 Wattenberg [Member]		Sep. 30, 2010 White Cliffs [Member]		Sep. 30, 2010 White Cliffs [Member] Affiliated Entity Member		Sep. 30, 2010 White Cliffs [Member] Third Parties [Member]		Feb. 28, 2011 Platte Valley [Member]		Jul. 31, 2011 Bison [Member]		Jul. 31, 2011 Bison [Member] Amine Treating Unit [Member]
Business Acquisition Line Items
Acquisition date																	07/01/09	[1]							01/29/10	[2]	08/02/10	[3]	09/28/10	[4]					02/28/11	[5]	07/08/11	[6]
Percentage acquired																	51.00%	[1]							100.00%	[2]	100.00%	[3]	10.00%	[4]	0.40%	[4]	9.60%	[4]	100.00%	[5]	100.00%	[6]
Borrowings	$ 1,055,939,000	[7]	$ 660,000,000	[7]	$ 101,451,000	[7]											$ 101,451,000	[1]							$ 210,000,000	[2]	$ 450,000,000	[3]							$ 303,000,000	[5]
Cash on hand							28,837,000	[7]	734,780,000	[7]	101,451,000	[7]	301,957,000	[7]	18,047,000	[7]	4,638,000	[1]							31,680,000	[2]	23,100,000	[3]	38,047,000	[4]					602,000	[5]	25,000,000	[6]
Common units issued																	351,424	[1]							620,689	[2]	1,048,196	[3]									2,950,284	[6]
GP units issued																	7,172	[1]							12,667	[2]	21,392	[3]									60,210	[6]
Table Text Block Supplement Abstract
Assets, number of units																							2	[1]															3	[6]
Cash paid for compressor station and processing plant																			9,100,000	[1]
Contribution from noncontrolling interest owners																					$ 4,500,000	[1]

[1]	The assets acquired from Anadarko include a 51% membership interest in Chipeta, together with an associated NGL pipeline. These assets provide processing and transportation services in the Greater Natural Buttes area in Uintah County, Utah. Chipeta owns a natural gas processing plant with two processing trains: a refrigeration unit and a cryogenic unit. In addition, in November 2009, Chipeta acquired the Natural Buttes plant including a compressor station and processing plant from a third party for $9.1 million, of which $4.5 million was contributed by the noncontrolling interest owners to fund their proportionate share. The 51% membership interest in Chipeta and associated NGL pipeline are referred to collectively as the “Chipeta assets” and the acquisition is referred to as the “Chipeta acquisition.”
[2]	The assets acquired from Anadarko include (i) the Granger gathering system with related compressors and other facilities, and (ii) the Granger complex, consisting of cryogenic trains, a refrigeration train, an NGLs fractionation facility and ancillary equipment. These assets, located in southwestern Wyoming, are referred to collectively as the “Granger assets” and the acquisition as the “Granger acquisition.”
[3]	The assets acquired from Anadarko include the Wattenberg gathering system and related facilities, including the Fort Lupton processing plant. These assets, located in the Denver-Julesburg Basin, north and east of Denver, Colorado, are referred to collectively as the “Wattenberg assets” and the acquisition as the “Wattenberg acquisition.”
[4]	White Cliffs owns a crude oil pipeline that originates in Platteville, Colorado and terminates in Cushing, Oklahoma, which became operational in June 2009. The Partnership’s acquisition of the 0.4% interest in White Cliffs and related purchase option from Anadarko combined with the acquisition of an additional 9.6% interest in White Cliffs from a third party, are referred to collectively as the “White Cliffs acquisition.” The Partnership’s interest in White Cliffs is referred to as the “White Cliffs investment.”
[5]	The assets acquired from a third party include (i) a natural gas gathering system and related compression and other ancillary equipment, and (ii) cryogenic gas processing facilities. These assets, located in the Denver-Julesburg Basin, are referred to collectively as the “Platte Valley assets” and the acquisition as the “Platte Valley acquisition.” See further information below, including the final allocation of the purchase price in August 2011.
[6]	The Bison gas treating facility acquired from Anadarko is located in the Powder River Basin in northeastern Wyoming, and includes (i) three amine treating units, (ii) compressor units, and (iii) generators. These assets are referred to collectively as the “Bison assets” and the acquisition as the “Bison acquisition.” The Bison assets are the only treating and delivery point into the third-party-owned Bison pipeline. Anadarko began construction of the Bison assets in 2009 and placed them in service in June 2010. See further information below.
[7]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Acquisitions - Purchase Price Allocation Table (details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Business Combinations [Abstract]
Property, plant and equipment	$ 264,521
Intangible assets	53,754
Asset retirement obligations and other liabilities	(16,318)
Total purchase price	$ 301,957

Acquisitions - Pro Forma Condensed Financial Information Table (details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Revenues	$ 839,304
Net income	191,072
Net income attributable to Western Gas Partners, LP	$ 176,969
Earnings per common unit - basic and diluted	$ 1.67

Acquisitions - Impact to Historical Consolidated Statements of Income (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Prior Period Adjustments [Line Items]
Revenues	$ 823,265	[1]	$ 663,274	[1]	$ 619,764	[1]
Net income	188,346	[1]	157,197	[1]	126,495	[1]
Partnership Historical
Prior Period Adjustments [Line Items]
Revenues			503,322		490,546
Net income			137,073		118,166
Bison Assets
Prior Period Adjustments [Line Items]
Revenues			1,879
Net income			(3,194)		(657)
MGR Assets
Prior Period Adjustments [Line Items]
Revenues			158,135		129,218
Net income			23,318		8,986
Eliminations
Prior Period Adjustments [Line Items]
Revenues			$ (62)

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Acquisitions - Additional Information (details) (USD $)	12 Months Ended						1 Months Ended		12 Months Ended	1 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Feb. 28, 2011 Platte Valley [Member]		Dec. 31, 2011 Platte Valley [Member]	Jan. 31, 2012 Mountain Gas Resources [Member]	Jan. 31, 2012 Mountain Gas Resources [Member] Rendezvous [Member]
Business Acquisition Line Items
Adjustment to intangible assets									$ 1,600,000
Revenues	823,265,000	[1]	663,274,000	[1]	619,764,000	[1]			83,400,000
Operating expenses	614,072,000	[1]	485,286,000	[1]	483,500,000	[1]			59,100,000
Acquisition-related costs									700,000
Acquisition date							02/28/11	[2]		1/13/2012
Percentage acquired							100.00%	[2]		100.00%
Equity Method Investment, Ownership Percentage											22.00%
Miles Of Gathering Lines										1,295	338
Borrowings	1,055,939,000	[1]	660,000,000	[1]	101,451,000	[1]	303,000,000	[2]		299,000,000
Cash on hand							$ 602,000	[2]		$ 159,600,000
Common units issued										632,783
GP units issued										12,914

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	The assets acquired from a third party include (i) a natural gas gathering system and related compression and other ancillary equipment, and (ii) cryogenic gas processing facilities. These assets, located in the Denver-Julesburg Basin, are referred to collectively as the “Platte Valley assets” and the acquisition as the “Platte Valley acquisition.” See further information below, including the final allocation of the purchase price in August 2011.

Partnership Distributions - Cash Distributions Table (details) (USD $) In Thousands, except Per Share data, unless otherwise specified	0 Months Ended	3 Months Ended
	May 14, 2008	Dec. 31, 2011		Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009
Distributions Made to Members or Limited Partners [Abstract]
Total Quarterly Distribution per Unit	$ 0.3	$ 0.44	[1]	$ 0.42	$ 0.405	$ 0.39	$ 0.38	$ 0.37	$ 0.35	$ 0.34	$ 0.33	$ 0.32	$ 0.31	$ 0.3
Total Cash Distribution		$ 43,027	[1]	$ 40,323	$ 36,063	$ 33,168	$ 30,564	$ 26,381	$ 24,378	$ 22,042	$ 21,393	$ 18,289	$ 17,718	$ 17,030
Date of Distribution		February 2012	[1]	November 2011	August 2011	May 2011	February 2011	November 2010	August 2010	May 2010	February 2010	November 2009	August 2009	May 2009
Date of record for distribution		2/1/2012
Date of declaration for distribution		1/18/2012

[1]	On January 18, 2012, the board of directors of the Partnership’s general partner declared a cash distribution to the Partnership’s unitholders of $0.44 per unit, or $43.0 million in aggregate, including incentive distributions. The cash distribution is payable on February 13, 2012, to unitholders of record at the close of business on February 1, 2012.

Partnership Distributions - Incentive Distribution Rights Table (details) (USD $)	0 Months Ended	3 Months Ended
	May 14, 2008	Dec. 31, 2011		Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.3	$ 0.44	[1]	$ 0.42	$ 0.405	$ 0.39	$ 0.38	$ 0.37	$ 0.35	$ 0.34	$ 0.33	$ 0.32	$ 0.31	$ 0.3
General Partner
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	2.00%
General Partner | First Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	2.00%
General Partner | Second Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	15.00%
General Partner | Third Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	25.00%
General Partner | Thereafter [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	50.00%
Unitholders
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	98.00%
Unitholders | First Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	98.00%
Unitholders | Second Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	85.00%
Unitholders | Third Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	75.00%
Unitholders | Thereafter [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Marginal Percentage Interest In Distributions	50.00%
Minimum [Member] | First Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.3
Minimum [Member] | Second Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.345
Minimum [Member] | Third Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.375
Maximum [Member] | First Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.345
Maximum [Member] | Second Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.375
Maximum [Member] | Third Target [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.45
Maximum [Member] | Thereafter [Member]
IncentiveDistributionMadeToManagingMemberOrGeneralPartnerLineItems
Total Quarterly Distribution Target Amount	$ 0.45

[1]	On January 18, 2012, the board of directors of the Partnership’s general partner declared a cash distribution to the Partnership’s unitholders of $0.44 per unit, or $43.0 million in aggregate, including incentive distributions. The cash distribution is payable on February 13, 2012, to unitholders of record at the close of business on February 1, 2012.

Partnership Distributions - Additional Information (details)	0 Months Ended	12 Months Ended
	May 14, 2008	Dec. 31, 2011
Distributions Made to Members or Limited Partners [Abstract]
Partnership agreement day requirement of distribution of available cash	45 days
General partner's interest		2.00%

Equity and Partners' Capital - Equity Offerings Table (details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended	1 Months Ended
	Dec. 31, 2011	Sep. 30, 2011 Equity offering		Mar. 31, 2011 Equity offering		Nov. 30, 2010 Equity offering		May 31, 2010 Equity offering		Dec. 31, 2009 Equity offering		Sep. 30, 2011 Equity offering Underwriter Over-Allotment Option	Mar. 31, 2011 Equity offering Underwriter Over-Allotment Option	Nov. 30, 2010 Equity offering Underwriter Over-Allotment Option	May 31, 2010 Equity offering Underwriter Over-Allotment Option	Dec. 31, 2009 Equity offering Underwriter Over-Allotment Option
Equity Issuance Since Inception [Line Items]
Common units issued		5,750,000	[1]	3,852,813	[1]	8,415,000	[1]	4,558,700	[1],[2]	6,900,000	[1]	750,000	302,813	915,000	558,700	900,000
GP units issued		117,347	[3]	78,629	[3]	171,734	[3]	93,035	[2],[3]	140,817	[3]
Price per unit		$ 35.86		$ 35.15		$ 29.92		$ 22.25	[2]	$ 18.2
Underwriting discount and other offering expenses		$ 7,655		$ 5,621		$ 10,325		$ 4,427	[2]	$ 5,500
Net proceeds		$ 202,748		$ 132,569		$ 246,729		$ 99,074	[2]	$ 122,539
Table Text Block Supplement Abstract
General partner's interest	2.00%

[1]	Includes the issuance of 900,000 common units, 558,700 common units, 915,000 common units, 302,813 common units and 750,000 common units pursuant to the exercise, in full or in part, of the underwriters’ over-allotment options granted in connection with the December 2009, May 2010, November 2010, March 2011 and September 2011 equity offerings, respectively.
[2]	Refers collectively to the May 2010 equity offering issuance, and the June 2010 exercise of the underwriters’ over-allotment option.
[3]	Represents general partner units issued to the general partner in exchange for the general partner’s proportionate capital contribution to maintain its 2.0% interest.

Equity and Partners' Capital - Calculation of Net Income Per Unit Table (details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Earnings Per Unit [Line Items]
Net income attributable to Western Gas Partners, LP	$ 174,243	[1]	$ 146,192	[1]	$ 116,235	[1]
Pre-acquisition net (income) loss allocated to Parent	(34,084)	[1]	(32,061)	[1]	(44,827)	[1]
General partner interest in net (income) loss	(8,599)	[1],[2]	(3,067)	[1],[2]	(1,428)	[1],[2]
Limited partners' interest in net income	131,560	[1],[2]	111,064	[1],[2]	69,980	[1],[2]
Common Units
Earnings Per Unit [Line Items]
Limited partners' interest in net income	110,542		68,410		37,035
Common Units | Limited Partners Member
Net income per unit - basic and diluted
Net income per unit - basic and diluted	$ 1.64	[1]	$ 1.66	[1]	$ 1.25	[1]
Weighted average units outstanding - basic and diluted
Weighted average units outstanding - basic and diluted	67,333		41,287		29,684
Subordinated Units
Earnings Per Unit [Line Items]
Limited partners' interest in net income	$ 21,018		$ 42,654		$ 32,945
Subordinated Units | Limited Partners Member
Net income per unit - basic and diluted
Net income per unit - basic and diluted	$ 1.28	[1],[3]	$ 1.61	[1],[3]	$ 1.24	[1],[3]
Weighted average units outstanding - basic and diluted
Weighted average units outstanding - basic and diluted	16,431		26,536		26,536

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Represents net income for periods including and subsequent to the acquisition of the Partnership assets (as defined in Note 1). See also Note 4.
[3]	All subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011. See Note 4.

Equity and Partners' Capital - Additional Information (details)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Investments Line Items
General partner units owned	1,839,613	1,583,128
General partner's interest	2.00%
Conversion of subordinated units	26,536,306
Subordinated Units End Date	8/15/2011
Subordinated Units Effective End Date	7/1/2011
Anadarko [Member]
Schedule Of Investments Line Items
General partner units owned	1,839,613
General partner's interest	2.00%
Ownership interest	43.30%
Public [Member]
Schedule Of Investments Line Items
Ownership interest	54.70%
Common [Member]
Schedule Of Investments Line Items
Units owned	90,140,999	51,036,968
Common [Member] | Anadarko [Member]
Schedule Of Investments Line Items
Units owned	39,789,221
Ownership interest	43.30%
Common [Member] | Public [Member]
Schedule Of Investments Line Items
Units owned	50,351,778
Ownership interest	54.70%
Subordinated [Member]
Schedule Of Investments Line Items
Units owned		26,536,306
Incentive Distribution Rights [Member] | Anadarko [Member]
Schedule Of Investments Line Items
Ownership interest	100.00%

Transactions With Affiliates - Commodity Price Per Unit Table (details)	Dec. 31, 2011
Ethane [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	18.21
Ethane [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	18.32
Ethane [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	18.36
Ethane [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	18.41
Ethane [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	29.78
Ethane [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	30.1
Ethane [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	30.53
Propane [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	45.23
Propane [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	45.9
Propane [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	46.47
Propane [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	47.08
Propane [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	53.28
Propane [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	55.84
Propane [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	52.37
Isobutane [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	57.5
Isobutane [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	60.44
Isobutane [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	61.24
Isobutane [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	62.09
Isobutane [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	67.22
Isobutane [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	68.11
Isobutane [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	69.23
Normal Butane [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	52.4
Normal Butane [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	53.2
Normal Butane [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	53.89
Normal Butane [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	54.62
Normal Butane [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	62.92
Normal Butane [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	66.37
Normal Butane [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	64.78
Natural Gasoline [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	69.77
Natural Gasoline [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	70.89
Natural Gasoline [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	71.85
Natural Gasoline [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	72.88
Natural Gasoline [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	85.15
Natural Gasoline [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	92.23
Natural Gasoline [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	79.74
Natural gas (per MMbtu) [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	4.15
Natural gas (per MMbtu) [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	3.75
Natural gas (per MMbtu) [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	5.32
Natural gas (per MMbtu) [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	5.5
Natural gas (per MMbtu) [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	5.97
Natural gas (per MMbtu) [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	6.09
Natural gas (per MMbtu) [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	6.2
Natural gas (per MMbtu) [Member] | Maximum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	5.96
Condensate [Member] | Minimum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	72.73
Condensate [Member] | Minimum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	74.04
Condensate [Member] | Minimum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	75.22
Condensate [Member] | Minimum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	76.47
Condensate [Member] | Maximum [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	78.52
Condensate [Member] | Maximum [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	83.93
Condensate [Member] | Maximum [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	79.56
Condensate [Member] | Maximum [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	78.61

Transactions With Affiliates - Gains Losses Commodity Price Swap Table (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Gains (losses) on commodity price swap
Net gains (losses) on commodity price swap agreements	$ (30,191)		$ (191)		$ 4,104
Sales Member
Gains (losses) on commodity price swap
Net gains (losses) on commodity price swap agreements	(2,957)	[1]	23,153	[1]	20,642	[1]
Related to purchases
Gains (losses) on commodity price swap
Net gains (losses) on commodity price swap agreements	(27,234)	[2]	(23,344)	[2]	(16,538)	[2]
Natural gas sales | Sales Member
Gains (losses) on commodity price swap
Net gains (losses) on commodity price swap agreements	33,845	[1]	20,200	[1]	18,446	[1]
Natural Gas Liquids [Member] | Sales Member
Gains (losses) on commodity price swap
Net gains (losses) on commodity price swap agreements	$ (36,802)	[1]	$ 2,953	[1]	$ 2,196	[1]

[1]	Reported in natural gas, NGLs and condensate sales in the Partnership’s consolidated statements of income in the period in which the related sale is recorded.
[2]	Reported in cost of product in the Partnership’s consolidated statements of income in the period in which the related purchase is recorded.

Transactions With Affiliates - LTIP Award Activity Table (details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested [Roll Forward]
Phantom units outstanding at beginning of year	17,503	21,970	30,304
Vested	(15,119)	(19,751)	(30,304)
Granted	21,594	15,284	21,970
Phantom units outstanding at end of year	23,978	17,503	21,970
Value per Unit of Phantom Units Outstanding	$ 33.92	$ 20.19	$ 15.02	$ 16.5
Value per Unit of Phantom Units Vested during the Period	$ 20.51	$ 15.02	$ 16.5
Value per Unit of Phantom Units Granted during the Period	$ 35.66	$ 20.94	$ 15.02

Transactions With Affiliates - Summary Table (details) (USD $) In Thousands, unless otherwise specified	3 Months Ended													12 Months Ended
	Dec. 31, 2011		Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Related Party Transaction Line Items
Revenues														$ 823,265	[1]	$ 663,274	[1]	$ 619,764	[1]
Cost of product														327,371	[1],[2]	246,476	[1],[2]	238,874	[1],[2]
Operation and maintenance														119,104	[1],[2]	103,887	[1],[2]	106,590	[1],[2]
General and administrative														39,114	[1],[2]	29,640	[1],[2]	33,171	[1],[2]
Operating expenses														614,072	[1]	485,286	[1]	483,500	[1]
Interest income														28,560	[1],[3]	20,243	[1],[3]	20,717	[1],[3]
Interest expense														30,345	[1],[4]	18,794	[1],[4]	9,955	[1],[4]
Distributions to unitholders	43,027	[5]	40,323	36,063	33,168	30,564	26,381	24,378	22,042	21,393	18,289	17,718	17,030
Contributions from noncontrolling interest owners														33,637		2,053		40,262
Distributions to noncontrolling interest owners														17,478		13,222		7,998
Affiliates
Related Party Transaction Line Items
Revenues														648,997	[1],[6]	571,628	[1],[6]	521,850	[1],[6]
Cost of product														83,722	[6]	95,667	[6]	94,999	[6]
Operation and maintenance														51,339	[7]	46,379	[7]	41,444	[7]
General and administrative														31,855	[8]	23,807	[8]	27,408	[8]
Operating expenses														166,916		165,853		163,851
Interest expense														4,935	[9]	6,924	[9]	9,096	[9]
Distributions to unitholders														68,039	[10]	52,337	[10]	44,450	[10]
Contributions from noncontrolling interest owners														16,476		2,019		34,011
Distributions to noncontrolling interest owners														$ 9,437		$ 6,476		$ 5,410

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Cost of product includes product purchases from Anadarko (as defined in Note 1) of $83.7 million, $95.7 million and $95.0 million for the years ended December 31, 2011, 2010 and 2009, respectively. Operation and maintenance includes charges from Anadarko of $51.3 million, $46.4 million and $41.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. General and administrative includes charges from Anadarko of $31.9 million, $23.8 million and $27.4 million for the years ended December 31, 2011, 2010 and 2009, respectively. See Note 5.
[3]	Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the Partnership assets prior to their acquisition were entirely settled through an adjustment to parent net equity.
[4]	Includes affiliate (as defined in Note 1) interest expense of $4.9 million, $6.9 million and $9.1 million for years ended December 31, 2011, 2010 and 2009, respectively. See Note 10.
[5]	On January 18, 2012, the board of directors of the Partnership’s general partner declared a cash distribution to the Partnership’s unitholders of $0.44 per unit, or $43.0 million in aggregate, including incentive distributions. The cash distribution is payable on February 13, 2012, to unitholders of record at the close of business on February 1, 2012.
[6]	Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.
[7]	Represents expenses incurred under the services and secondment agreement, as applicable.
[8]	Represents general and administrative expense incurred under the omnibus agreement, as applicable.
[9]	Represents interest expense recognized on the note payable to Anadarko.
[10]	Represents distributions paid under the partnership agreement.

Transactions With Affiliates - Additional Information (details) (USD $)	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2011 Gathering Transportation And Treating [Member]	Dec. 31, 2010 Gathering Transportation And Treating [Member]	Dec. 31, 2009 Gathering Transportation And Treating [Member]	Dec. 31, 2011 Processing [Member]	Dec. 31, 2010 Processing [Member]	Dec. 31, 2009 Processing [Member]	May 31, 2008 Note Receivable From Anadarko [Member]	Dec. 31, 2011 Note Receivable From Anadarko [Member]	Dec. 31, 2010 Note Receivable From Anadarko [Member]	Dec. 31, 2011 Omnibus Agreement [Member]	Dec. 31, 2011 Omnibus Agreement [Member] Public Company Expenses [Member]	Dec. 31, 2010 Omnibus Agreement [Member] Public Company Expenses [Member]	Dec. 31, 2009 Omnibus Agreement [Member] Public Company Expenses [Member]	Dec. 31, 2010 Omnibus Agreement [Member] Cap	Dec. 31, 2009 Omnibus Agreement [Member] Cap	Dec. 31, 2011 Omnibus Agreement [Member] No Cap	Dec. 31, 2011 Long Term Incentive Plan [Member] Years	Dec. 31, 2010 Long Term Incentive Plan [Member]	Dec. 31, 2009 Long Term Incentive Plan [Member]	Dec. 31, 2011 Incentive Plan And Or Anadarko Incentive Plans [Member]	Dec. 31, 2010 Incentive Plan And Or Anadarko Incentive Plans [Member]	Dec. 31, 2009 Incentive Plan And Or Anadarko Incentive Plans [Member]	Dec. 31, 2011 Incentive Plan [Member] Years	Dec. 31, 2011 Anadarko Incentive Plan [Member] Years	Dec. 31, 2011 Anadarko Incentive Plan [Member] Performance Based Awards [Member] Years	Nov. 30, 2011 Purchased Equipment Including Compressors [Member]	Nov. 30, 2010 Purchased Equipment Including Compressors [Member]	Sep. 30, 2010 Sold Compressors [Member]	Dec. 31, 2011 Anadarko [Member] Long Term Incentive Plan [Member]	Dec. 31, 2011 Director [Member] Long Term Incentive Plan [Member]	Dec. 31, 2011 Mountain Gas Resources [Member] Gathering And Processing [Member]
Related Party Transaction Line Items
Note receivable - Anadarko	$ 260,000,000	[1]	$ 260,000,000	[1]							$ 260,000,000
Term of instrument in years											30 years																								10 years
Fixed annual rate for note receivable bearing interest											6.50%
The fair value of the note receivable												303,700,000	258,900,000
Affiliate throughput percent					75.00%	73.00%	76.00%	64.00%	66.00%	58.00%
Allocated costs from Parent														19,500,000	7,700,000	8,000,000	7,500,000	9,000,000	6,900,000	11,800,000
Phantom units vesting term, minimum																																		1
Phantom units vesting term, maximum																					3
Equity based compensation expense																					300,000	300,000	400,000	13,900,000	5,400,000	4,100,000
Unvested equity based compensation																					500,000						5,500,000	3,700,000	100,000				600,000
Weighted average term of unvested awards																					2.3						1.4	2	3
Carrying value of equipment	2,052,224,000	[1]	1,753,762,000	[1]																										2,000,000	400,000	2,600,000
Cash received for idle compressors																																2,800,000
Cash paid for equipment																														$ 3,800,000	$ 400,000

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Income Taxes - Components of Income Tax Expense Table (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Current Income Tax Expense (Benefit) [Abstract]
Federal income tax expense (benefit)	$ 15,890		$ 10,580		$ 20,253
State income tax expense	524		1,534		1,856
Total current income tax expense (benefit)	16,414		12,114		22,109
Deferred Income Tax Expense (Benefit) [Abstract]
Federal income tax expense (benefit)	2,464		9,709		696
State income tax expense (benefit)	140		(121)		(646)
Total deferred income tax expense (benefit)	2,604	[1]	9,588	[1]	50	[1]
Total income tax expense	$ 19,018	[1]	$ 21,702	[1]	$ 22,159	[1]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Income Taxes - Tax Rate Reconciliation Table (details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Related Party Transaction Line Items
Income before income taxes	$ 207,364,000	[1]	$ 178,899,000	[1]	$ 148,654,000	[1]
Statutory tax rate	0.00%		0.00%		0.00%
Tax computed at statutory rate	0		0		0
Adjustments resulting from:
State taxes on income attributable to Partnership assets pre-acquisition (net of federal benefit) Texas margin tax expense (benefit)	664,000		300,000		(100,000)
Total income tax expense	19,018,000	[1]	21,702,000	[1]	22,159,000	[1]
Effective tax rate	9.00%		12.00%		15.00%
Pre Acquisition From Parent [Member]
Adjustments resulting from:
Federal taxes on income attributable to Partnership assets pre-acquisition	18,354,000		20,678,000		21,407,000
State taxes on income attributable to Partnership assets pre-acquisition (net of federal benefit) Texas margin tax expense (benefit)			$ 724,000		$ 852,000

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Income Taxes - Deferred Tax Assets and Liabilities Table (details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Income Tax Expense (Benefit) [Abstract]
Credit carryforwards	$ 14		$ 14
Other			2
Net current deferred income tax assets	14		16
Depreciable property	(83,566)		(100,889)
Partnership basis	(24,481)		(26,320)
Credit carryforwards	556		570
Other	114		(207)
Net long-term deferred income tax liabilities	(107,377)	[1]	(126,846)	[1]
Total net deferred income tax liabilities	$ (107,363)		$ (126,830)

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Income Taxes - Additional Information (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Tax Credit Carryforward [Line Items]
Credit carryforwards	$ 556	$ 570
Tax Credit Carryforward, Expiration Dates	2026

Property, Plant and Equipment Table (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Years		Dec. 31, 2010
Property Plant And Equipment Line Items
Property, plant and equipment	$ 2,638,013	[1]	$ 2,239,808	[1]
Accumulated depreciation	585,789	[1]	486,046	[1]
Net property, plant and equipment	2,052,224	[1]	1,753,762	[1]
Land Member
Property Plant And Equipment Line Items
Property, plant and equipment	364		364
Gathering systems
Property Plant And Equipment Line Items
Property, plant and equipment	2,437,152		2,102,219
Estimated useful life, range start	5
Estimated useful life, range end	47
Pipelines And Equipment [Member]
Property Plant And Equipment Line Items
Property, plant and equipment	90,883		89,778
Estimated useful life, range start	15
Estimated useful life, range end	45
Asset Under Construction Member
Property Plant And Equipment Line Items
Property, plant and equipment	104,687		44,388
Other
Property Plant And Equipment Line Items
Property, plant and equipment	$ 4,927		$ 3,059
Estimated useful life, range start	3
Estimated useful life, range end	25

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Property, Plant and Equipment - Additional Information (details) (Estimated Capital Expenditures [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Estimated Capital Expenditures [Member]
Property Plant And Equipment Line Items
Accrued capital	$ 15	$ 9.6

Other Intangible Assets - Amortization Table (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Acquired Finite Lived Intangible Assets Line Items
2012	$ 1,075
2013	1,075
2014	1,075
2015	1,075
2016	$ 1,075

Other Intangible Assets - Additional Information (details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Customer relationship intangible assets	$ 52.9
Accumulated amortization of customer relationship intangible assets	$ 0.9
Straight-line basis of amortization	50

Asset Retirement Obligations (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Carrying amount of asset retirement obligations at beginning of year	$ 44,777	$ 55,862
Liabilities incurred	15,390	800
Liabilities settled		(104)
Accretion expense	3,781	3,740
Revisions in estimated liabilities	(679)	(15,521)
Carrying amount of asset retirement obligations at end of year	$ 63,269	$ 44,777

Debt and Interest Expense - Debt Outstanding Table (details) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2010 Revolving Credit Facility [Member]	Dec. 31, 2011 5.375% Senior Notes due 2021	May 31, 2011 5.375% Senior Notes due 2021	Dec. 31, 2010 Wattenberg Term Loan [Member]	Aug. 31, 2010 Wattenberg Term Loan [Member]	Dec. 31, 2011 Note Payable To Anadarko [Member]	Dec. 31, 2010 Note Payable To Anadarko [Member]	Dec. 31, 2008 Note Payable To Anadarko [Member]
Debt Instrument Line Items
Principal	$ 675,000,000	[1]	$ 474,000,000	[1]		$ 49,000,000	$ 500,000,000	$ 500,000,000	$ 250,000,000	$ 250,000,000	$ 175,000,000	$ 175,000,000	$ 175,000,000
Carrying Value	669,178,000	[1]	474,000,000	[1]	175,000,000	49,000,000	494,178,000		250,000,000		175,000,000	175,000,000
Fair Value	674,478,000	[1]	467,116,000	[1]		49,000,000	499,950,000		250,000,000		174,528,000	168,116,000
Table Text Block Supplement Abstract
Accrued interest expense	$ 2,700,000		$ 1,300,000

[1]	The Partnership’s consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.

Debt and Interest Expense - Debt Activity Table (details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2011 Revolving Credit Facility [Member]	Dec. 31, 2010 Revolving Credit Facility [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Swingline [Member]	Dec. 31, 2010 Revolving Credit Facility [Member] Swingline [Member]	Dec. 31, 2011 Wattenberg Term Loan [Member]	Dec. 31, 2010 Wattenberg Term Loan [Member]	Dec. 31, 2011 Senior Notes 5 Point 375 Percent Due 2021 [Member]
Debt Instrument Line Items
Balance	$ 669,178	[1]	$ 474,000	[1]	$ 175,000	$ 49,000				$ 250,000
Borrowings						570,000	410,000	30,000	10,000		250,000	500,000
Repayments						(619,000)	(361,000)	(30,000)	(10,000)	(250,000)
Other and changes in debt discount	(5,822)
Balance	$ 669,178	[1]	$ 474,000	[1]	$ 175,000		$ 49,000				$ 250,000	$ 494,178

[1]	The Partnership’s consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.

Debt and Interest Expense - Interest Expense Table (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Debt Instrument Line Items
Interest Expense	$ 30,345	[1],[2]	$ 18,794	[1],[2]	$ 9,955	[1],[2]
Third Parties [Member]
Debt Instrument Line Items
Interest expense on long-term debt	20,533		8,530		304
Amortization of debt issuance costs and commitment fees Credit facility commitment fees	5,297	[3]	3,340	[3]	555	[3]
Capitalized interest	(420)
Interest Expense	25,410		11,870		859
Affiliated Entity Member
Debt Instrument Line Items
Interest expense on note payable to Anadarko	4,935		6,828		8,953
Amortization of debt issuance costs and commitment fees Credit facility commitment fees			96		143
Interest Expense	$ 4,935	[4]	$ 6,924	[4]	$ 9,096	[4]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Includes affiliate (as defined in Note 1) interest expense of $4.9 million, $6.9 million and $9.1 million for years ended December 31, 2011, 2010 and 2009, respectively. See Note 10.
[3]	For the year ended December 31, 2011, includes $0.5 million of amortization of the original issue discount and underwriters’ fees related to the Notes.
[4]	Represents interest expense recognized on the note payable to Anadarko.

Debt and Interest Expense - Additional Information (details) (USD $)	Dec. 31, 2011		Dec. 31, 2010		May 31, 2011 5.375% Senior Notes due 2021	Dec. 31, 2011 5.375% Senior Notes due 2021	Dec. 31, 2008 Note Payable To Anadarko [Member]	Dec. 31, 2011 Note Payable To Anadarko [Member]	Dec. 31, 2010 Note Payable To Anadarko [Member]	Mar. 31, 2011 Revolving Credit Facility [Member]	Dec. 31, 2011 Revolving Credit Facility [Member]	Dec. 31, 2010 Revolving Credit Facility [Member]	Oct. 31, 2009 Revolving Credit Facility [Member]	Mar. 31, 2011 Revolving Credit Facility [Member] Alternate Base Rate [Member]	Mar. 31, 2011 Revolving Credit Facility [Member] Maximum [Member]	Mar. 31, 2011 Revolving Credit Facility [Member] Maximum [Member] Alternate Base Rate [Member]	Mar. 31, 2011 Revolving Credit Facility [Member] Minimum [Member]	Mar. 31, 2011 Revolving Credit Facility [Member] Minimum [Member] Alternate Base Rate [Member]	Mar. 31, 2011 Revolving Credit Facility [Member] Percentage Above Federal Funds Effective Rate [Member] Alternate Base Rate [Member]	Mar. 31, 2011 Three Year Wattenberg Term Loan	Aug. 31, 2010 Three Year Wattenberg Term Loan	Dec. 31, 2010 Three Year Wattenberg Term Loan	Aug. 31, 2010 Three Year Wattenberg Term Loan Maximum [Member]	Aug. 31, 2010 Three Year Wattenberg Term Loan Minimum [Member]	May 31, 2011 Interest Rate Swap [Member]
Debt Instrument Line Items
Fixed interest rate					5.38%		4.00%		2.82%
Principal	$ 675,000,000	[1]	$ 474,000,000	[1]	$ 500,000,000	$ 500,000,000	$ 175,000,000	$ 175,000,000	$ 175,000,000			$ 49,000,000									$ 250,000,000	$ 250,000,000
Offering Percent					98.78%
Effective interest rate					5.65%
Underwriting discount					3,300,000
Description of debt instrument					In May 2011, the Partnership completed the offering of $500.0 million aggregate principal amount of 5.375% Senior Notes due 2021 (the “Notes”) at a price to the public of 98.778% of the face amount of the Notes. Including the effects of the underwriting discount and debt issuance costs, the effective interest rate is 5.648%. Interest on the Notes is paid semi-annually on June 1 and December 1 of each year, with payments commencing on December 1, 2011. Proceeds from the offering of the Notes (net of the underwriting discount of $3.3 million and debt issuance costs) were used to repay the then-outstanding balance on the Partnership’s revolving credit facility, with the remainder used for general partnership purposes. The Notes mature on June 1, 2021, unless redeemed at a redemption price that includes a make-whole premium. The Partnership may redeem the Notes in whole or in part, at any time before March 1, 2021, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Notes (exclusive of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the indenture governing the Notes) plus 40 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to such redemption date. On or after March 1, 2021, the Notes will be redeemable and repayable, at any time in whole, or from time to time in part, at a price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued interest on the Notes to be redeemed to the date of redemption.
Covenants					The Notes indenture contains customary events of default including, among others, (i) default in any payment of interest on any debt securities when due that continues for 30 days; (ii) default in payment, when due, of principal of or premium, if any, on the Notes at maturity; and (iii) certain events of bankruptcy or insolvency with respect to the Partnership. The indenture governing the Notes also contains covenants that limit, among other things, the ability of the Partnership and the Subsidiary Guarantors to (i) create liens on their principal properties; (ii) engage in sale and leaseback transactions; and (iii) merge or consolidate with another entity or sell, lease or transfer substantially all of their properties or assets to another entity.
Term of instrument in years					10 years		5 years			5 years											3 years
The provisions of the agreement							The provisions of the five-year term loan agreement contain customary events of default, including (i) non-payment of principal when due or non-payment of interest or other amounts within three business days of when due, (ii) certain events of bankruptcy or insolvency with respect to the Partnership and (iii) a change of control.
Revolving Credit Facility, current maximum borrowing capacity										800,000,000			450,000,000
Revolving Credit Facility, additional borrowings										250,000,000
Revolving Credit Facility, remaining borrowing capacity											800,000,000
Interest rate percent above LIBOR														1.00%	1.90%	0.90%	1.30%	0.30%	0.50%				3.50%	2.50%
Revolving Credit Facility, interest rate at period end											1.80%	3.26%
Facility fee											0.25%	0.50%			0.35%		0.20%
Revolving Credit Facility, outstanding borrowings											0
Revolving Credit Facility covenants										The RCF also contains various customary covenants, customary events of default and certain financial tests as of the end of each quarter, including a maximum consolidated leverage ratio (which is defined as the ratio of consolidated indebtedness as of the last day of a fiscal quarter to Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (“Consolidated EBITDA”) for the most recent four consecutive fiscal quarters ending on such day) of 5.0 to 1.0, or a consolidated leverage ratio of 5.5 to 1.0 with respect to quarters ending in the 270-day period immediately following certain acquisitions, and a minimum consolidated interest coverage ratio (which is defined as the ratio of Consolidated EBITDA for the most recent four consecutive fiscal quarters to consolidated interest expense for such period) of 2.0 to 1.0. All amounts due under the RCF are unconditionally guaranteed by the Partnership’s wholly owned subsidiaries. The Partnership will no longer be required to comply with the minimum consolidated interest coverage ratio, as well as the subsidiary guarantees and certain of the aforementioned covenants, if the Partnership obtains two of the following three ratings: BBB- or better by Standard & Poor’s, Baa3 or better by Moody’s Investors Service, or BBB- or better by Fitch Ratings.
Accelerated amortization expense																				1,300,000
Realized loss on terminated swap agreement																									$ 1,900,000

[1]	The Partnership’s consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.

Commitments and Contingencies - Operating lease Obligations Table (details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Commitments And Contingencies [Abstract]
2012	$ 261
2013	228
2014	168
2015	168
2016	168
Thereafter	103
Total	$ 1,096

Commitment and Contingencies - Additional Information (details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Loss Contingencies [Line Items]
Current liability for remediation and reclamation obligations	$ 1.7	$ 0.6
Long-term liability for remediation and reclamation obligations	1.6	0.9
Term Of Payments On Environmental Obligations In Years		5 years
Capital commitments	30.2
Rent expense associated with office and equipment leases	4.1	7.7	10.2
Anadarko [Member]
Loss Contingencies [Line Items]
Purchase of previously leased compression equipment		$ 44.5

Subsequent Event - Commodity Price Per Unit Table (details) (Mountain Gas Resources [Member])	Dec. 31, 2011
Ethane [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	26.87
Ethane [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	25.34
Ethane [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	24.1
Ethane [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	23.41
Ethane [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	23.11
Propane [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	57.97
Propane [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	55.59
Propane [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	53.78
Propane [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	52.99
Propane [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	52.9
Isobutane [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	80.98
Isobutane [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	77.66
Isobutane [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	75.13
Isobutane [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	74.02
Isobutane [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	73.89
Normal Butane [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	71.15
Normal Butane [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	68.24
Normal Butane [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	66.01
Normal Butane [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	65.04
Normal Butane [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	64.93
Natural Gasoline [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	89.51
Natural Gasoline [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	85.84
Natural Gasoline [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	83.04
Natural Gasoline [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	81.82
Natural Gasoline [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	81.68
Natural gas (per MMbtu) [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	3.62
Natural gas (per MMbtu) [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	4.17
Natural gas (per MMbtu) [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	4.45
Natural gas (per MMbtu) [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	4.66
Natural gas (per MMbtu) [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	4.87
Condensate [Member] | Year 2012 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	89.51
Condensate [Member] | Year 2013 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	85.84
Condensate [Member] | Year 2014 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	83.04
Condensate [Member] | Year 2015 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	81.82
Condensate [Member] | Year 2016 [Member]
Commodity Price Risk Swap [Line Items]
Commodity Swap Fixed Price	81.68

Condensed Consolidating Financial Statements - Statement of Income (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Condensed Financial Statements Captions Line Items
Revenues	$ 823,265	[1]	$ 663,274	[1]	$ 619,764	[1]
Operating expenses	614,072	[1]	485,286	[1]	483,500	[1]
Operating income (loss)	209,193	[1]	177,988	[1]	136,264	[1]
Interest income - affiliates	28,560	[1],[2]	20,243	[1],[2]	20,717	[1],[2]
Interest expense	(30,345)	[1],[3]	(18,794)	[1],[3]	(9,955)	[1],[3]
Other income (expense), net	(44)	[1]	(538)	[1]	1,628	[1]
Income before income taxes	207,364	[1]	178,899	[1]	148,654	[1]
Income tax expense	19,018	[1]	21,702	[1]	22,159	[1]
Net income	188,346	[1]	157,197	[1]	126,495	[1]
Net income attributable to noncontrolling interests	14,103	[1]	11,005	[1]	10,260	[1]
Net income attributable to Western Gas Partners, LP	174,243	[1]	146,192	[1]	116,235	[1]
Western Gas Partners, LP
Condensed Financial Statements Captions Line Items
Revenues	(2,957)		23,153		20,642
Operating expenses	61,009		44,593		34,602
Operating income (loss)	(63,966)		(21,440)		(13,960)
Interest income - affiliates	16,900		16,900		16,900
Interest expense	(30,378)		(18,825)		(9,972)
Other income (expense), net	(1,745)		(2,331)		32
Equity income	219,349		139,613		78,408
Income before income taxes	140,160		113,917		71,408
Net income	140,160		113,917		71,408
Net income attributable to Western Gas Partners, LP	140,160		113,917		71,408
Subsidiary Guarantors
Condensed Financial Statements Captions Line Items
Revenues	756,764		596,033		557,115
Operating expenses	512,374		419,058		427,820
Operating income (loss)	244,390		176,975		129,295
Interest income - affiliates	11,693		3,374		3,834
Interest expense	0
Other income (expense), net	1,689		1,787		1,586
Equity income	14,678		11,454		5,138
Income before income taxes	272,450		193,590		139,853
Income tax expense	19,018		21,702		22,159
Net income	253,432		171,888		117,694
Net income attributable to noncontrolling interests	14,103		11,005		10,260
Net income attributable to Western Gas Partners, LP	239,329		160,883		107,434
Non-Guarantor Subsidiary
Condensed Financial Statements Captions Line Items
Revenues	69,458		44,088		42,007
Operating expenses	40,689		21,635		21,078
Operating income (loss)	28,769		22,453		20,929
Other income (expense), net	12		6		10
Income before income taxes	28,781		22,459		20,939
Net income	28,781		22,459		20,939
Net income attributable to Western Gas Partners, LP	28,781		22,459		20,939
Eliminations
Condensed Financial Statements Captions Line Items
Interest income - affiliates	(33)		(31)		(17)
Interest expense	33		31		17
Equity income	(234,027)		(151,067)		(83,546)
Income before income taxes	(234,027)		(151,067)		(83,546)
Net income	(234,027)		(151,067)		(83,546)
Net income attributable to Western Gas Partners, LP	$ (234,027)		$ (151,067)		$ (83,546)

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the Partnership assets prior to their acquisition were entirely settled through an adjustment to parent net equity.
[3]	Includes affiliate (as defined in Note 1) interest expense of $4.9 million, $6.9 million and $9.1 million for years ended December 31, 2011, 2010 and 2009, respectively. See Note 10.

Condensed Consolidating Financial Statements - Balance Sheet (details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Condensed Financial Statements Captions Line Items
Current assets	$ 256,448	[1]	$ 44,625	[1]
Note receivable - Anadarko	260,000	[1]	260,000	[1]
Net property, plant and equipment	2,052,224	[1]	1,753,762	[1]
Other long-term assets	268,954		204,707
Total assets	2,837,626	[1]	2,263,094	[1]
Current liabilities	76,596	[1]	51,720	[1]
Long-term debt	669,178	[2]	474,000	[2]	175,000
Deferred income taxes	107,377	[1]	126,846	[1]
Asset retirement obligations and other	67,169	[1]	48,499	[1]
Total liabilities	920,320	[1]	701,065	[1]
Partners' capital	1,796,582	[1]	1,471,567	[1]
Noncontrolling interests	120,724	[1]	90,462	[1]
Total liabilities, equity and partners' capital	2,837,626	[1]	2,263,094	[1]
Western Gas Partners, LP
Condensed Financial Statements Captions Line Items
Current assets	207,913		24,972
Note receivable - Anadarko	260,000		260,000
Investment in consolidated subsidiaries	1,232,245		1,052,073
Net property, plant and equipment	735		165
Other long-term assets	8,164		2,361
Total assets	1,709,057		1,339,571
Current liabilities	95,817		201,989
Long-term debt	669,178		474,000
Asset retirement obligations and other	104		38
Total liabilities	765,099		676,027
Partners' capital	943,958		663,544
Total liabilities, equity and partners' capital	1,709,057		1,339,571
Subsidiary Guarantors
Condensed Financial Statements Captions Line Items
Current assets	110,619		209,649
Investment in consolidated subsidiaries	130,396		97,018
Net property, plant and equipment	1,812,275		1,572,383
Other long-term assets	260,790		202,346
Total assets	2,314,080		2,081,396
Current liabilities	56,762		47,946
Deferred income taxes	107,377		126,846
Asset retirement obligations and other	64,980		46,507
Total liabilities	229,119		221,299
Partners' capital	1,964,237		1,769,635
Noncontrolling interests	120,724		90,462
Total liabilities, equity and partners' capital	2,314,080		2,081,396
Non-Guarantor Subsidiary
Condensed Financial Statements Captions Line Items
Current assets	25,977		10,346
Net property, plant and equipment	239,214		181,214
Total assets	265,191		191,560
Current liabilities	12,078		2,127
Asset retirement obligations and other	2,085		1,954
Total liabilities	14,163		4,081
Partners' capital	251,028		187,479
Total liabilities, equity and partners' capital	265,191		191,560
Eliminations
Condensed Financial Statements Captions Line Items
Current assets	(88,061)		(200,342)
Investment in consolidated subsidiaries	(1,362,641)		(1,149,091)
Total assets	(1,450,702)		(1,349,433)
Current liabilities	(88,061)		(200,342)
Total liabilities	(88,061)		(200,342)
Partners' capital	(1,362,641)		(1,149,091)
Total liabilities, equity and partners' capital	$ (1,450,702)		$ (1,349,433)

[1]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	The Partnership’s consolidated balance sheets include accrued interest expense of $2.7 million and $1.3 million as of December 31, 2011 and 2010, respectively, which is included in accrued liabilities.

Condensed Consolidating Financial Statements - Statement of Cash Flows (details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Cash flows from operating activities
Net income	$ 188,346	[1]	$ 157,197	[1]	$ 126,495	[1]
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	111,904	[1]	91,010	[1]	90,692	[1]
Change in other items, net	26,921		15,542		(4,422)
Net cash provided by (used in) operating activities	327,171	[1]	263,749	[1]	212,765	[1]
Net cash used in investing activities	(472,951)	[1]	(885,507)	[1]	(223,128)	[1]
Net cash provided by (used in) financing activities	345,265	[1]	578,848	[1]	44,273	[1]
Net increase (decrease) in cash and cash equivalents	199,485	[1]	(42,910)	[1]	33,910	[1]
Cash and cash equivalents at beginning of period	27,074	[1],[2]	69,984	[1]	36,074	[1]
Cash and cash equivalents at end of period	226,559	[1],[2]	27,074	[1],[2]	69,984	[1]
Western Gas Partners, LP
Cash flows from operating activities
Net income	140,160		113,917		71,408
Adjustments to reconcile net income to net cash provided by operating activities:
Equity income	(219,349)		(139,613)		(78,408)
Depreciation, amortization and impairments	55		54		54
Change in other items, net	(93,715)		149,408		2,112
Net cash provided by (used in) operating activities	(172,849)		123,766		(4,834)
Net cash used in investing activities	(25,416)		(734,780)
Net cash provided by (used in) financing activities	382,049		570,863		33,157
Net increase (decrease) in cash and cash equivalents	183,784		(40,151)		28,323
Cash and cash equivalents at beginning of period	21,479		61,630		33,307
Cash and cash equivalents at end of period	205,263		21,479		61,630
Subsidiary Guarantors
Cash flows from operating activities
Net income	253,432		171,888		117,694
Adjustments to reconcile net income to net cash provided by operating activities:
Equity income	(14,678)		(11,454)		(5,138)
Depreciation, amortization and impairments	106,230		85,199		86,134
Change in other items, net	118,719		(130,554)		(3,946)
Net cash provided by (used in) operating activities	463,703		115,079		194,744
Net cash used in investing activities	(409,715)		(147,924)		(183,750)
Net cash provided by (used in) financing activities	(53,988)		32,845		(10,994)
Non-Guarantor Subsidiary
Cash flows from operating activities
Net income	28,781		22,459		20,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	5,619		5,757		4,504
Change in other items, net	1,917		(3,312)		(15,081)
Net cash provided by (used in) operating activities	36,317		24,904		10,362
Net cash used in investing activities	(55,384)		(2,803)		(39,378)
Net cash provided by (used in) financing activities	34,768		(24,860)		34,603
Net increase (decrease) in cash and cash equivalents	15,701		(2,759)		5,587
Cash and cash equivalents at beginning of period	5,595		8,354		2,767
Cash and cash equivalents at end of period	21,296		5,595		8,354
Eliminations
Cash flows from operating activities
Net income	(234,027)		(151,067)		(83,546)
Adjustments to reconcile net income to net cash provided by operating activities:
Equity income	234,027		151,067		83,546
Change in other items, net					12,493
Net cash provided by (used in) operating activities					12,493
Net cash used in investing activities	17,564
Net cash provided by (used in) financing activities	$ (17,564)				$ (12,493)

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Financial information as of December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information as of December 31, 2010, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.

Supplemental Quarterly Information (details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended						3 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011 Supplemental Quarterly Financial Data [Member]	Sep. 30, 2011 Supplemental Quarterly Financial Data [Member]	Jun. 30, 2011 Supplemental Quarterly Financial Data [Member]	Mar. 31, 2011 Supplemental Quarterly Financial Data [Member]	Dec. 31, 2010 Supplemental Quarterly Financial Data [Member]	Sep. 30, 2010 Supplemental Quarterly Financial Data [Member]	Jun. 30, 2010 Supplemental Quarterly Financial Data [Member]	Mar. 31, 2010 Supplemental Quarterly Financial Data [Member]	Dec. 31, 2011 Common Units Supplemental Quarterly Financial Data [Member]		Sep. 30, 2011 Common Units Supplemental Quarterly Financial Data [Member]		Jun. 30, 2011 Common Units Supplemental Quarterly Financial Data [Member]		Mar. 31, 2011 Common Units Supplemental Quarterly Financial Data [Member]		Dec. 31, 2010 Common Units Supplemental Quarterly Financial Data [Member]		Sep. 30, 2010 Common Units Supplemental Quarterly Financial Data [Member]		Jun. 30, 2010 Common Units Supplemental Quarterly Financial Data [Member]		Mar. 31, 2010 Common Units Supplemental Quarterly Financial Data [Member]		Jun. 30, 2011 Subordinated Units Supplemental Quarterly Financial Data [Member]		Mar. 31, 2011 Subordinated Units Supplemental Quarterly Financial Data [Member]		Dec. 31, 2010 Subordinated Units Supplemental Quarterly Financial Data [Member]		Sep. 30, 2010 Subordinated Units Supplemental Quarterly Financial Data [Member]		Jun. 30, 2010 Subordinated Units Supplemental Quarterly Financial Data [Member]		Mar. 31, 2010 Subordinated Units Supplemental Quarterly Financial Data [Member]
Selected Quarterly Financial Information [Line Items]
Revenues	$ 823,265	[1]	$ 663,274	[1]	$ 619,764	[1]	$ 215,197	$ 217,546	$ 209,680	$ 180,842	$ 163,025	$ 163,139	$ 165,915	$ 171,195
Operating income	209,193	[1]	177,988	[1]	136,264	[1]	46,094	53,946	58,181	50,972	49,530	41,335	44,394	42,729
Net income attributable to Western Gas Partners, LP	$ 174,243	[1]	$ 146,192	[1]	$ 116,235	[1]	$ 40,014	$ 45,306	$ 45,026	$ 43,897	$ 41,666	$ 36,189	$ 33,890	$ 34,447
Net income per unit - basic and diluted															$ 0.35	[2]	$ 0.41	[2]	$ 0.4	[2]	$ 0.43	[2]	$ 0.48	[2]	$ 0.44	[2]	$ 0.35	[2]	$ 0.37	[2]	$ 0.38	[2]	$ 0.41	[2]	$ 0.44	[2]	$ 0.44	[2]	$ 0.35	[2]	$ 0.37	[2]

[1]	Financial information for the year ended December 31, 2011, has been recast to include the financial position and results attributable to the MGR assets, and the financial information for the years ended December 31, 2010 and 2009, has been recast to include the financial position and results attributable to the Bison and MGR assets. See Note 2.
[2]	Represents net income for periods including and subsequent to the acquisition of the Partnership assets (as defined in Note 1. Summary of Significant Accounting Policies in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K). In addition, all subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011. See Note 4. Equity and Partners’ Capital in the Notes to Consolidated Financial Statements under Item 8 of Exhibit 99.3 to this Current Report on Form 8-K.